As Filed with the Securities and Exchange Commission on October 22, 2009
File Nos. 333-60789 and 811-08941

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933(X)
Pre-Effective Amendment No. __( )
Post-Effective Amendment No. 27(X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940(X)
Amendment No. 30 (X)
THE VANTAGEPOINT FUNDS
(Exact Name of Registrant as Specified in Charter)
777 North Capitol Street, NE Ste 600, Washington, DC 20002-4240
(Address of Principal Executive Offices) (Zip Code)
(202) 962-8096
(Registrant’s Telephone Number, Including Area Code)
Angela Montez, Secretary
777 North Capitol Street, N.E., Ste. 600
Washington, DC 20002
(Name and Address of Agent for Service of Process)
With Copies to:
Kathryn B. McGrath, Esq.
Senior Vice President and General Counsel
ICMA- Retirement Corporation
777 North Capitol Street, N.E. Ste 600
Washington, DC 20002
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b) of rule 485
☐ on (May 1, 2009) pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of rule 485
☐ on (date) pursuant to paragraph (a)(1) of rule 485
☑ 75 days after filing pursuant to paragraph (a)(2) of rule 485
☐ on January 4, 2010 pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

EXPLANATORY NOTE
The purpose of this Post-Effective Amendment #27 is to make certain material changes to the Vantagepoint Diversified Assets Fund, the Vantagepoint Model Portfolio Funds, the Vantagepoint Milestone Funds and to introduce the Vantagepoint Milestone 2045 Fund.

THE VANTAGEPOINT FUNDS
PROSPECTUS

January 4, 2010

Actively Managed Fund
Diversified Assets Fund

Model Portfolio Funds
Model Portfolio Savings Oriented Fund
Model Portfolio Conservative Growth Fund
Model Portfolio Traditional Growth Fund
Model Portfolio Long-Term Growth Fund

Milestone Funds
Milestone Retirement Income Fund
Milestone 2010 Fund
Milestone 2015 Fund
Milestone 2020 Fund
Milestone 2025 Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund
Milestone 2045 Fund

The Vantagepoint Funds is a no-load open-end management investment company. The Vantagepoint Funds operates as a “series” investment company offering 31 distinct, diversified investment portfolios, of which 14 are listed above (each a “Fund” and collectively the “Funds”), with each Fund having different investment objectives and strategies.

This prospectus gives you information about The Vantagepoint Funds that you should know before investing. You should read this prospectus carefully and retain it for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS, AND PERFORMANCE	1
Investment Objectives and Policies	1
The Actively Managed Fund	2
The Model Portfolio Funds	8
The Milestone Funds	18

FEE TABLES	37

RISKS OF INVESTING IN THE FUNDS	40
Certain Investment Limitations of the Funds	45

MANAGEMENT OF THE FUNDS	46

SHAREHOLDER INFORMATION	48
Share Accounting for All Funds	48
Valuation of the Funds’ Investment Securities	48
Reinvestment of Earnings	49
Pricing and Timing of Transactions	49
Reporting to Investors	50

PURCHASES, EXCHANGES AND REDEMPTIONS	51
Purchases	51
Purchases—Vantagepoint Elite	51
Purchases by Employee Benefit Plans	51
Purchases by IRA Investors	52
Exchanges and Allocations Among Funds	52
Exchanges—Vantagepoint Elite	52
Exchanges by Telephone	53
Internet Access	53
Redemptions	53
Redemptions—Vantagepoint Elite	54
Inability to Conduct Business	54
Frequent Purchases and Redemptions of Fund Shares	54
Distribution Arrangements	57

TAXATION	58

FINANCIAL HIGHLIGHTS	59

INVESTMENT OBJECTIVES, INVESTMENT POLICIES,
PRINCIPAL INVESTMENT STRATEGIES
AND RELATED RISKS, AND PERFORMANCE

The investment objectives, principal investment strategies (including the types of securities that may be held in each Fund), related risks of investing in the Funds and the performance of each Fund are set forth in this prospectus.

For most Funds, the Funds’ investment adviser, Vantagepoint Investment Advisers, LLC (“VIA”), manages the investment process by evaluating, recommending, and monitoring the subadvisers of these Funds. VIA also selects the underlying Vantagepoint Funds in which the Model Portfolio Funds and the Milestone Funds invest.

For certain Funds, VIA employs a multi-management strategy to manage a Fund’s assets by using more than one subadviser. A multi-management strategy seeks to improve consistency of return over time by eliminating reliance on the results of a single subadviser. Therefore, where potentially advantageous, VIA allocates Fund assets among multiple subadvisers practicing distinct and complementary investment strategies.

To construct a multi-managed Fund, VIA begins by identifying investment strategies that are compatible with a Fund’s objective. Next, VIA seeks to identify individual subadvisers who VIA believes have demonstrated the ability to consistently execute a specific investment strategy, and who complement the strategies of other potential or existing subadvisers. Selected subadvisers are then integrated within a single Fund in weights that are expected to optimize return relative to risk. Because each subadviser selects securities that reflect its specific investment strategy, a multi-managed Fund may be more diversified than an individual subadviser’s portfolio. VIA oversees the subadvisers of the Funds and recommends to The Vantagepoint Funds’ Board of Directors their hiring, termination or replacement. Pursuant to an order issued by the U.S. Securities and Exchange Commission (“SEC”), VIA may, with the approval of the Board of Directors, hire or replace subadvisers, who are otherwise unaffiliated with the Funds or VIA, and materially amend the subadvisory agreements with such subadvisers without shareholder approval. Shareholders will be notified of such changes, which may occur after the changes take place.

Investment Objectives and Policies

The Funds have adopted certain investment policies and limitations. Those designated as “fundamental” in this prospectus or in the Statement of Additional Information (“SAI”) cannot be changed without shareholder approval. Others may be changed at the discretion of the Board of Directors.

The descriptions that follow in this prospectus are designed to help you choose the Funds that best fit your investment objectives and tolerance for risk.

To varying degrees, each of the Funds entails the risk that an investor may lose money. Each Fund’s net asset value (“NAV”), yield, and total return may be adversely affected by market conditions.

Please see “Risks of Investing in the Funds” for more information about risks.

Performance—Certain of The Vantagepoint Funds have the same investment objectives, and are operated in substantially the same fashion, as certain funds that were previously offered through the predecessor trust to VantageTrust (the “Trust”), an unregistered commingled fund that holds and invests the assets of public sector retirement plans. Performance figures set forth in this prospectus for any period prior to the transfer of portfolio securities from these unregistered commingled funds to their corresponding Vantagepoint Fund represent performance of the unregistered commingled funds. This past performance was adjusted at each Fund’s inception to reflect expenses of the Fund. The commingled funds were not registered mutual funds so each was not subject to the same investment and tax restrictions as a Fund and, as such, if it had been, the commingled fund’s performance may have been lower.

Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Funds’ SAI. Each Fund’s complete month-end portfolio holdings are made publicly available on the Funds’ website (www.icmarc.org) 25 days after month-end (or the next business day thereafter). Such information will continue to remain available until The Vantagepoint Funds file a Form N-CSR or Form N-Q for the period that includes the date as to which the month-end portfolio holdings website disclosure is current.

In addition, some or all of the Funds’ portfolio holdings may be made publicly available at any time on the Funds’ website following a determination by the Funds’ President and its Chief Compliance Officer that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders. Once information is publicly available to all Fund shareholders on the Funds’ website, that information may be disclosed in writing or orally to other persons.

The Actively Managed Fund

Diversified Assets Fund

Investment Objective—To offer long-term capital growth.

Principal Investment Strategies—The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes). In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments. The Fund currently allocates its assets among the following investment strategies or asset classes:

•	Global Tactical Asset Allocation;

•	Low Duration Bonds; and

•	Convertible securities.

Each of the above investment strategies or asset classes is described in more detail below.

•	Global Tactical Asset Allocation—The Fund allocates a portion of its assets to the global equity, investment-grade bond and currency markets, by investing in derivative instruments that give investment exposure to bonds, currencies and common or preferred stocks issued by companies, governments or their agencies or instrumentalities located in any part of the world, including emerging foreign markets. These derivative instruments generate their returns from the performance of such bonds, currencies or stocks and include, but are not limited to, futures contracts, swap agreements (including total return, credit default and interest rate swaps), and currency forward and options contracts. Derivative instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or return, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and indexes comprised of these types of assets.

•	Low Duration Bonds—Another portion of the Fund’s portfolio invests in short and intermediate maturity U.S. and foreign fixed income securities that the Fund’s subadvisers believe to be undervalued. The fixed income securities in which this portion of the Fund invests generally are investment grade but may also include below investment grade and unrated securities. The Fund may use derivative instruments as part of this fixed income strategy and seeks to reduce risk of loss due to currency fluctuations by hedging its non-U.S. dollar exposure using a variety of techniques including forward currency contracts and options.

•	Convertible Securities—The Fund allocates a portion of its assets to a portfolio of convertible securities of U.S. or foreign companies (which may include those in emerging markets). Convertible securities possess investment characteristics of both stocks and bonds. Convertible securities include convertible bonds and preferred stocks that may be exchanged for a specific number of shares of the issuing company’s common stock at a specified conversion price. The Fund’s subadvisers seek to invest in those securities they believe are undervalued and represent an attractive risk/reward potential. Many of these securities are rated below investment grade. The Fund’s subadvisers also may invest in a combination of non-convertible bonds and common stocks or equity options to seek to replicate the investment exposure of convertible securities. The Fund’s subadvisers implementing this strategy may also invest in non-convertible bonds, common stocks, as well as Rule 144A or other “restricted” securities.

Additional Information About Fund Investments

Derivative and Similar Instruments—The Fund uses derivative instruments to seek to achieve desired market exposure, enhance portfolio efficiency, or manage risk. Trading in derivative instruments is used as an alternative to, or in conjunction with, buying, selling and holding stock and bond positions. Derivatives trading is intended to give the

Fund the ability to share in the positive or negative returns of specific stocks, bonds, currencies, and broad and narrow market indices, traded in U.S. and foreign markets, without directly owning them. Derivative instruments also may be used to manage risk by, for example, hedging Fund portfolio holdings against losses due to exposure to certain markets, sectors or currencies. The Fund may take both long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which typically move in the opposite direction from the prices of the underlying investments, pools of investments, indexes or currencies). Under normal conditions, the Fund expects to maintain derivative positions that represent net long exposures in relation to specific underlying stocks, bonds, currencies or indexes. In addition, the Fund may use strategies that combine long and short positions in derivative instruments in order to seek to benefit from misvaluations and manage risk. Short positions may involve greater risks than long positions, as the risk of loss is theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The Fund will not sell underlying securities short. The Fund also will not invest in physical commodities or derivative instruments backed by physical commodities.

The market value of the Fund’s net assets held in short positions in derivatives is not expected to exceed 25% of the market value of the Fund’s net assets. Normally, on average, over the long term, 0-10% of the market value of the Fund’s net assets will be held in short positions in derivatives instruments. The Fund’s investments in credit default swaps will not exceed 5% of the value of the Fund’s net assets as measured immediately following each such investment.

To provide liquidity and the collateral needed to meet its obligations under derivatives contracts entered into for the Fund pursuant to its strategies, the Fund will generally hold a significant portion of its assets in high quality, short-term fixed-income securities.

Investment Grade Securities—“Investment grade” securities are those rated within the four highest categories by at least one major rating agency such as Standard & Poor’s (at least BBB), Moody’s (Baa) or Fitch (at least BBB), or securities that a Fund’s subadviser deems to be of comparable quality.

Fixed Income Securities—The Fund invests at least 40% of the Fund’s assets in fixed income securities. The Fund’s investments in fixed income securities generally will be rated B or higher by Standard and Poor’s, Moody’s or Fitch or will be unrated securities that the relevant subadviser of the Fund determines to be of comparable quality; securities rated CCC are permitted but will not exceed 5% of the value of the Fund’s net assets as measured after each purchase of such securities. The Fund will limit its investments in fixed-income securities of emerging markets issuers or that are rated below investment grade so that, taken together, they equal no more than 30% of the Fund’s total net assets, as measured immediately after each purchase of such securities.

Mortgage-Backed and Asset-Backed Securities—Assets of the Fund may be invested in mortgage backed debt securities, which may include U.S. agency pass through and collateralized mortgage obligations, non-agency pass through and collateralized mortgage obligations, and commercial mortgage-backed securities and asset-backed securities including utility rate reduction bonds and bonds backed by collateral such as credit card receivables, home equity loans, student loans, and small business loans.

Volatility and Low Correlation—Although the Fund strives to have less long-term volatility than stocks in general, the Fund’s investment returns may be volatile over short periods of time. In addition, although the Fund may have low correlation to traditional asset classes (and therefore, for example, may outperform the stock market during periods of negative stock market performance and may underperform the stock market during periods of strong stock market performance), there can be no assurance that the Fund’s returns over time or during any period will be positive or that the Fund will outperform the overall stock or bond markets. Further, there can be no assurance that the Fund will have less long-term volatility than the stock markets or have a low correlation to stocks and bonds (i.e., the Fund’s returns could move in tandem with those traditional asset classes).

Changes in Strategies and Asset Classes—In the future, it is possible that the current strategies and asset classes used for the Fund may change and it is possible that the Fund may add new strategies or asset classes or replace current ones.

Principal Investment Risks—The Fund’s investments in derivative instruments such as futures, options, forward currency contracts, and swap agreements, present one of the Fund’s principal risks. Derivative instruments involve risks different from and possibly greater than the risk associated with investing directly in securities and other instruments. There can be no guarantee that derivative strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives involve costs and can be volatile. In addition, any derivative that the Fund invests in may not perform as expected and this could result in losses to the Fund that would not otherwise have occurred.

The risks associated with derivative instruments may also include: counterparty risk, which is the risk that the other party to a derivative contract may not fulfill its obligations; liquidity risk, which is the risk that a particular derivative instrument may be difficult to purchase or sell, particularly over-the-counter derivatives which are not traded on exchanges or other organized markets; interest rate risk, which is the risk that certain derivative instruments are more sensitive to interest rate changes and market price fluctuations; valuation risk, which is the risk of mispricing or improper valuation of the derivative instrument and the inability of the derivative to correlate in value with its underlying asset, reference rate or index; leverage risk, which is the risk of losing substantially more than the amount invested in the derivative instrument; and the risk that suitable derivative transactions may not be available in all circumstances for risk management or for other purposes. See also Derivative Instruments Risk in “Risks of Investing in the Funds.”

The Fund may engage in a significant number of short-term transactions, which may adversely affect performance. Increased portfolio turnover may result in higher brokerage costs or other transaction fees and expenses. These costs are ultimately passed on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

The value of a convertible security increases and decreases with the value of the underlying common stock. When the convertible security’s conversion price is similar to the price of the underlying common stock, the convertible security itself generally behaves more like the common stock. When the convertible security’s conversion price is greater than the price of the underlying common stock, the convertible security generally behaves more like a bond (and thus will be more sensitive to changes in interest rates).

Convertible securities tend to be of lower credit quality, have a higher risk of default and tend to be less liquid than traditional, non-convertible bonds. Lower-quality debt securities (those of less than investment-grade quality) involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic conditions. In addition, the value of lower-quality debt securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

The Fund may invest in mortgage-backed and other asset-backed debt securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-backed securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund’s investment in certain mortgage-backed and asset-backed securities may cause the Fund to be exposed to subprime loans, which may entail additional risk.

Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality (while the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so).

The Fund is subject to the general risks of investing in the stock market, such as price volatility. The Fund is also exposed to credit and interest rate risks as are most funds that invest in a bond portfolio. In addition, the Fund is subject to the risk of investing in foreign securities. These include risks resulting from: accounting and financial reporting standards that may differ from those used in the U.S.; less supervision of stock exchanges and broker-dealers than in the U.S.; the risk of foreign currency values changing relative to the U.S. dollar; higher transaction costs of non-U.S. markets; and the risk that political events or financial problems will weaken a particular country’s or region’s economy. These risks can be greater in emerging markets, which tend to be more volatile than the U.S. market or developed foreign markets.

Please see “Risks of Investing in the Funds” for additional information.

Investment Subadvisers—The Fund is managed by multiple subadvisers.

Analytic Investors, LLC (“Analytic”), 555 W. Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a subadviser to the Fund employing a global tactical asset allocation strategy. Analytic has served in this capacity since October 2007. Analytic’s strategy seeks to add value by creating a portfolio of long and short positions in individual country, equity, bond and currency markets. By using relatively uncorrelated fundamental factors to forecast expected returns, the strategy seeks to capture different economic phenomena and their impact on the returns to global capital markets. Harindra de Silva, Ph.D., CFA, President and Portfolio Manager, Greg McMurran, Chief Investment Officer, David Krider, CFA, and Ram Willner, D.B.A, are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Analytic and have served in this capacity since February 2009. Dr. de Silva joined the firm in 1995; Mr. McMurran joined the firm in 1976; Mr. Krider joined the firm in 2005; and Mr. Willner joined the firm in 2008.

Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, San Francisco, California 94105, serves as a subadviser to the Fund employing a global tactical asset allocation strategy. Mellon Capital has acted in this capacity since October 2007. Mellon Capital’s strategy applies a systematic approach which seeks to take advantage of relative misvaluations throughout global capital markets. Mellon Capital uses quantitative models that use multiple factors to seek to identify market inefficiencies to build portfolios that are well diversified across long and short positions in individual country equity, bond, and currency markets. Helen Potter, CFA and Managing Director, Vassilis Dagioglu, Managing Director and James H. Stavena, Managing Director, are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Mellon Capital and have served in this capacity since October 2007. Ms. Potter joined Mellon Capital in 1996. Mr. Stavena oversees a team of portfolio managers responsible for global asset allocation, currency overlay, and enhanced tactical asset allocation strategies and has been with Mellon Capital since 1998. Mr. Dagioglu oversees a team of portfolio managers implementing Mellon Capital’s global asset allocation strategies and has been with Mellon Capital since 1999.

Payden & Rygel serves as a subadviser to the Fund and manages two different fixed income strategies. Since October 2007, Payden & Rygel has employed a short-duration fixed income strategy and utilizes an active management approach and a combination of duration management, yield curve positioning and sector rotation in the management of the portfolio subject to this strategy.

In April 2009, Payden & Rygel began managing the Fund’s low duration bond strategy (formerly referred to as the global low duration strategy). Payden & Rygel’s portfolio consists of low duration bonds wherein the firm seeks to take advantage of inefficiencies in the world’s fixed income markets. This strategy also focuses on security selection due to what the firm believes to be the ongoing attractiveness of yield levels relative to short-term government securities. In managing a low duration strategy, Payden & Rygel seeks to provide attractive total returns in both absolute and relative terms in both rising and falling interest rate enviroments.

Brian W. Matthews and Mary Beth Syal are responsible for making investment decisions for the portions of the Fund managed by Payden & Rygel. Mr. Matthews has served as a portfolio manager of the Fund since October 2007. Ms. Syal has served as a portfolio manager of the Fund since March 2008. Mr. Matthews, CFA and Managing Principal, began his investment career in 1983 and joined Payden & Rygel in 1986. He is also a senior member of the firm’s Investment Policy Committee. Ms. Syal, CFA and Managing Principal, began her investment career in 1985 and joined Payden & Rygel in 1991. She is also a senior member of the firm’s investment Policy Committee. Both Mr. Matthews and Ms. Syal have been Managing Principals and portfolio managers at Payden & Rygel for at least the last five years.

Calamos Advisors, LLC (“Calamos”), 2020 Calamos Court, Naperville, Illinois 60563, serves as a subadviser to the Fund employing a global convertible securities strategy. Calamos has served in this capacity since January 2010. Calamos’ strategy invests in the traditional segment of the convertible securities market where issues exhibit hybrid characteristics of both bonds and stocks depending on the extent to which the conversion price is similar to the price of the underlying common stock. Calamos employs a combination of traditional equity and credit analysis to identify companies whose stock is believed to be undervalued and whose bonds are deemed to have a low probability of default within the convertible securities universe. Calamos also invests in combinations of non-convertible bonds and common stocks or equity options to seek to replicate the investment exposure of convertible securities.

Calamos utilizes a team approach to portfolio management. The following employees are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Calamos: John P. Calamos, Sr., Nick P. Calamos, John P. Calamos, Jr., Steve Klouda, Jeff Scuderi, Jon A. Vacko and John Hillenbrand. John Calamos, Sr. and Nick Calamos are Co-Chief Investment Officers and lead the team in implementing the investment process. John Calamos, Sr. founded the firm in 1977 and Nick Calamos joined in 1983. John Calamos, Jr. joined the firm in 1985 and serves as a Senior Strategy Analyst. Mr. Klouda joined in 1994 and serves as a Strategy/Sector Analyst. Mr. Scuderi joined the firm in 1997 and serves as a Strategy/Sector Analyst. Mr. Vacko joined the firm in 2000 and serves as a Strategy/Sector Analyst. Mr. Hillenbrand joined the firm in 2002 and serves as a Strategy/Sector Analyst.

Shenkman Capital Management (“Shenkman”), 461 Fifth Avenue, New York, NY 10017, serves as a subadviser to the Fund employing a convertible securities strategy. Shenkman has served in this capacity since January 2010. Shenkman’s strategy invests in the fixed income segment of the convertible securities market where issues generally exhibit bond-like characteristics. The firm’s strategy seeks to identify convertible securities that it believes are undervalued and offer potential equity upside. Mark R. Shenkman, President and Chief Investment Officer, Frank X. Whitely, Executive Vice President and Senior Portfolio Manager and Raymond F. Condon, Vice President and Portfolio Manager are jointly and primarily responsible for making investment decisions for the portion of the Fund managed by Shenkman. Mr. Shenkman founded Shenkman Capital Management in 1985. Mr. Whitely joined the firm in 1988 and Mr. Condon joined the firm in 2003.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. The Fund had a different combination of investment subadvisers prior to April 2009. In April 2009, Drake Capital Management, LLC was replaced by Payden & Rygel as a subadviser to the Fund. The performance table also shows the returns for each period for the Barclays Capital U.S. Intermediate Aggregate Bond Index, as well as the Fund’s custom benchmark, which is comprised of 50% Barclays Capital U.S. Intermediate Aggregate Bond Index and 50% S&P 500 Index. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. The S&P 500 Index is an unmanaged index which consists of 500 companies representing larger capitalization stocks traded in the U.S. The indexes are unmanaged and do not reflect the costs of portfolio management or trading.

The bar chart shows changes in the performance of the Diversified Assets Fund from year to year since its inception in October 2007 through December 31, 2008.

Best Quarter	Worst Quarter
1.11%	-5.08%
(2nd Qtr 2008)	(3rd Qtr 2008)

Performance Table
(Average annual total returns
for the periods ended December 31, 2008)

		Since
	1 Year	Inception*

Diversified Assets Fund
Return before taxes	-6.73%	-5.81%
Return after taxes on distributions	-6.73%	-5.95%
Return after taxes on distributions and sale of fund shares	-4.38%	-5.02%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	5.66%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-34.72%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)	-18.08%	-14.53%

*	Shares of the Fund were offered beginning October 30, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements.

The Model Portfolio Funds

As a group, the Model Portfolio Savings Oriented, Model Portfolio Conservative Growth, Model Portfolio Traditional Growth and Model Portfolio Long-Term Growth Funds are known as the Model Portfolio Funds. Each of these Funds invests in certain other Vantagepoint Funds rather than investing directly in a portfolio of securities. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified among various Vantagepoint Funds in differing allocations. Each Model Portfolio Fund follows the basic strategies described below.

Asset Allocation—The allocation of each Model Portfolio Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund.

Changes to the Underlying Funds—Any changes made in the underlying Funds, such as changes in investment objectives, may affect the performance of the Model Portfolio Funds that invest in the underlying Funds. VIA may alter the asset class allocations or underlying Fund-level allocations of a Model Portfolio Fund at its discretion subject to the supervision of the Fund’s Board of Directors. Reasons for changes to underlying Fund allocations include changes in an underlying Fund’s investment objective or strategy or a change in VIA’s investment assumptions underlying the Model Portfolio Funds.

Rebalancing—If one component of a particular Model Portfolio Fund outperforms another component over any given time period, the Model Portfolio Fund will become “out of balance.” For example, if the stock component of a Model Portfolio Fund outperforms the bond portion, the amount of the stock portion will increase beyond the predetermined allocation. A material change in the predetermined allocation could affect both the level of risk and the potential for gain or loss. VIA monitors the performance and underlying Fund allocation of each Model Portfolio Fund. From time to time, VIA will transfer assets from one underlying Fund to another in order to rebalance a Model Portfolio Fund.

Investment Risks—The amount invested by a Model Portfolio Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Model Portfolio Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.

Investment Adviser—The Model Portfolio Funds are managed by a team from VIA (“Team”), consisting of Wayne Wicker, CFA, David Braverman, CFA, and Lee Trenum, CFA. The Team is responsible for the decisions related to fund allocation and rebalancing. Mr. Wicker is the lead member of the Team and, as such, is ultimately responsible for overall portfolio management.

Mr. Wicker, Chief Investment Officer and Manager, joined the Team and VIA in 2004. Mr. Braverman joined the Team in June 2008. Mr. Braverman was with Standard & Poor’s from 1985 until January 2008 where he most recently served as Vice President, Investment Advisory Services. Mr. Trenum has served on the Team for over five years.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

The Model Portfolio Funds and their investment objectives, strategies, risks and performance history are as follows:

Model Portfolio Savings Oriented Fund

Investment Objective—To offer capital preservation, reasonable current income, and some capital growth while seeking to limit risk.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 55% fixed income investments, 25% equity investments, and 20% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through a “multi-strategy” Fund). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income and equity Funds and the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Allocation
Fixed Income Funds:	Range
Low Duration Bond Fund	26%-36%
Core Bond Index Fund (Class I)	4%-14%
Inflation Protected Securities Fund	10%-20%

Equity Funds:
Equity Income Fund	5%-15%
Growth & Income Fund	5%-15%
International Fund	0%-10%

Multi-Strategy Fund:
Diversified Assets Fund	18%-22%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges and also within the above-stated asset class allocations to fixed income and equity Funds and a multi-strategy Fund.

The Model Portfolio Savings Oriented Fund seeks to achieve a conservative asset allocation favoring current income; however, its NAV will fluctuate. The Model Portfolio Savings Oriented Fund’s exposure to inflation adjusted securities through the Inflation Protected Securities Fund and equity securities through the Equity Income, Growth & Income, and International Funds is intended to provide somewhat better protection against inflation and slightly more growth potential than would be the case if the Fund invested only in fixed income securities through the Low Duration Bond and Core Bond Index Funds.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Savings Oriented Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Model Portfolio Savings Oriented Fund may be appropriate if you are seeking to preserve principal with some opportunity for inflation protection and growth, or if you have a low tolerance for price fluctuations or you wish to invest for the short term.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, interest rate and credit risks, mortgage-backed and asset-backed securities risk, high-yield bond risk, derivative instruments risk, convertible securities risk, stock market risk, and foreign securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing in the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the Barclays Capital U.S. Intermediate Aggregate Bond Index and S&P 500 Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The

S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the Fund’s inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Savings Oriented Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
5.24%	-5.91%
(2nd Qtr 2003)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

			10 Years/
			Since
	1 Year	5 Years	Inception
Model Portfolio Savings Oriented Fund
Return before taxes	-11.67%	1.79%	3.12%	*
Return before taxes (after 12/4/2000)	-11.67%	1.79%	2.66%
Return after taxes on distributions	-12.97%	0.53%	1.92%
Return after taxes on distributions and sale of fund shares	-7.15%	0.95%	2.06%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses or taxes)	4.86%	4.43%	5.54%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-7.15%	2.90%	4.01%
Morningstar Conservative Allocation Funds Average (Reflects no deductions for taxes)***	-18.61%	0.49%	1.86%

*	Shares of the Fund were offered beginning December 4, 2000. The information for the Fund for prior periods represents performance of the Fund’s predecessor commingled fund which was offered beginning February 9, 1995. After-tax performance is provided for periods after the Fund’s registration date—December 4, 2000.
**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.
***	This is a group of funds with investment objectives similar to the objective of the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund’s normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund’s after-tax returns would be lower.

Model Portfolio Conservative Growth Fund

Investment Objective—To offer reasonable current income and capital preservation, with modest potential for capital growth.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 41% fixed income investments, 40% equity investments, and 19% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through a “multi-strategy” Fund). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income and equity Funds and the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Allocation
Fixed Income Funds:	Range
Low Duration Bond Fund	14%-24%
Core Bond Index Fund (Class I)	7%-17%
Inflation Protected Securities Fund	5%-15%

Equity Funds:
Equity Income Fund	6%-16%
Growth & Income Fund	4%-14%
Growth Fund	1%-11%
Select Value Fund	0%-8%
Aggressive Opportunities Fund	0%-8%
International Fund	3%-13%

Multi-Strategy Fund:
Diversified Assets Fund	17%-21%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges and also within the above-stated asset class allocations to fixed income and equity Funds and a multi-strategy Fund.

The Model Portfolio Conservative Growth Fund seeks to achieve a moderately conservative asset allocation favoring current income enhanced with the potential for growth.

The assets are diversified within three main asset categories. Within the fixed income allocation, the Low Duration Bond Fund, the Inflation Protected Securities Fund, and Core Bond Index Fund are used to seek to provide consistent income and broad access to the bond market as well as some inflation protection.

The equity allocation is diversified among underlying Funds that invest in large-, medium- and small company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger capitalization dividend-paying U.S. common stocks. The Growth & Income, Growth, Select Value and Aggressive Opportunities Funds add the potential for capital growth. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification and may provide the potential for additional growth.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Conservative Growth Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Model Portfolio Conservative Growth Fund may be a suitable investment if you seek a fairly predictable current income but also desire the opportunity for higher returns without high volatility. Although less than half of the Model Portfolio Conservative Growth Fund is invested in stocks, you should be willing to accept short-term fluctuations or possible losses in the value of your investment. The Model Portfolio Conservative Growth Fund could be appropriate if you intend to invest for the intermediate term.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, interest rate and credit risks, high-yield bond risk, mortgage-backed and asset-backed securities risk, derivative instruments risk, convertible securities risk, stock market risk, and foreign securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing in the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the Fund’s inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Conservative Growth Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
7.77%	-9.06%
(2nd Qtr 2003)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

			10 Years/
			Since
	1 Year	5 Years	Inception

Model Portfolio Conservative Growth Fund Return before taxes	-17.56%	1.18%	2.61%	*
Return before taxes (after 12/4/2000)	-17.56%	1.18%	1.82%
Return after taxes on distributions	-18.71%	0.11%	1.48%
Return after taxes on distributions and sale of fund shares	-10.81%	0.57%	1.68%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.43%	5.54%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-13.83%	1.95%	3.03%
Morningstar Conservative Allocation Funds Average (Reflects no deductions for taxes)***	-18.61%	0.49%	1.86%

*	Shares of the Fund were offered beginning December 4, 2000. The information for the Fund for prior periods represents performance of the Fund’s predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund’s registration date—December 4, 2000.
**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.
***	This is a group of funds with investment objectives similar to the objective of the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund’s normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund’s after-tax returns would be lower.

Model Portfolio Traditional Growth Fund

Investment Objective—To offer moderate capital growth and reasonable current income.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 25% fixed income investments, 60% equity investments, and 15% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through a “multi-strategy” Fund). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income and equity Funds and the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Allocation
Fixed Income Funds:	Range
Low Duration Bond Fund	3%-13%
Core Bond Index Fund (Class I)	8%-18%
Inflation Protected Securities Fund	0%-9%

Equity Funds:
Equity Income Fund	7%-17%
Growth & Income Fund	7%-17%
Growth Fund	5%-15%
Select Value Fund	1%-11%
Aggressive Opportunities Fund	1%-11%
Discovery Fund	0%-8%
International Fund	7%-17%

Multi-Strategy Fund:
Diversified Assets Fund	13%-17%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges and also within the above-stated asset class allocations to fixed income and equity Funds and a multi-strategy Fund.

The Model Portfolio Traditional Growth Fund’s asset allocation seeks to be moderately balanced and to provide higher, long term returns from stocks, while income generated by fixed income securities seeks to dampen volatility. The equity allocation is diversified among underlying Funds that invest in large-, medium- and small company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger capitalization dividend-paying U.S. common stocks. The Growth & Income, Growth, Select Value, Aggressive Opportunities, and Discovery Funds add the potential for growth in the stock portion of the Model Portfolio Traditional Growth Fund. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification and may provide the potential for additional growth.

The fixed income portion of the Fund allocated to the Low Duration Bond Fund, the Inflation Protected Securities Fund and the Core Bond Index Fund seeks to provide consistent income and broad access to the bond market, but includes potential for volatility and loss. The allocation to the Inflation Protected Securities Fund seeks to provide a modest amount of inflation protection.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Traditional Growth Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—With more than half of the Fund invested in stocks, including growth stocks, a moderate level of volatility should be expected. The Model Portfolio Traditional Growth Fund may be suitable if you wish to participate in the returns expected from stocks but also want to seek to maintain moderate volatility. This Fund could be appropriate if you intend to invest for the intermediate or longer term.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The proportionate amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign securities risk, derivative instruments risk, convertible securities risk, high-yield bond risk, interest rate risk, credit risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing in the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the Fund’s inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Traditional Growth Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
11.33%	-13.77%
(2nd Qtr 2003)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

			10 Years/
			Since
	1 Year	5 Years	Inception
Model Portfolio Traditional Growth Fund Return before taxes	-25.39%	0.13%	1.90%*
Return before taxes (after 12/4/2000)	-25.39%	0.13%	0.58%
Return after taxes on distributions	-26.39%	-0.79%	0.84%
Return after taxes on distributions and sale of fund shares	-15.68%	-0.12%	1.19%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.43%	5.54%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-22.17%	0.62%	1.64%
Morningstar Moderate Allocation Funds Average (Reflects no deductions for taxes)***	-28.00%	-0.60%	1.19%

  * Shares of the Fund were offered beginning December 4, 2000. The information for the Fund for prior periods represents performance of the Fund’s predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund’s registration date—December 4, 2000.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.
***	This is a group of funds with investment objectives similar to the objective of the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund’s normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund’s after-tax returns would be lower.

Model Portfolio Long-Term Growth Fund

Investment Objective—To offer high long-term capital growth and modest current income.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 13% fixed income investments, 75% equity investments, and 12% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through a “multi-strategy” Fund). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income and equity Funds and the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Allocation
Fixed Income Funds:	Range
Core Bond Index Fund (Class I)	8%-18%

Equity Funds:
Equity Income Fund	8%-18%
Growth & Income Fund	8%-18%
Growth Fund	7%-17%
Select Value Fund	4%-14%
Aggressive Opportunities Fund	4%-14%
Discovery Fund	0%-10%
International Fund	11%-21%

Multi-Strategy Fund:
Diversified Assets Fund	10%-14%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges and also within the above-stated asset class allocations to fixed income and equity Funds and a multi-strategy Fund.

The Model Portfolio Long-Term Growth Fund has a moderately aggressive asset allocation. The equity allocation is diversified among underlying Funds that invest in large-, medium- and small company stocks in both the U.S. and abroad. The Equity Income Fund focuses on larger capitalization dividend-paying U.S. common stocks. The Growth & Income, Growth, Select Value, Aggressive Opportunities, and Discovery Funds add the potential for growth in the stock portion of the Model Portfolio Long-Term Growth Fund. International equity exposure through investment in the International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., adds diversification to the Model Portfolio Long-Term Growth Fund and may provide the potential for additional growth.

The fixed income portion of the Model Portfolio Long-Term Growth Fund is allocated to the Core Bond Index Fund, which provides the potential for yield and potentially reduces the impact of short-term price volatility from the portion of the Fund allocated to stock funds. It also offers the Fund an opportunity to participate in changes in interest rates through investment in high-quality bonds.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Long-Term Growth Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The sizable allocation to stocks and the emphasis on growth stocks mean the Model Portfolio Long-Term Growth Fund should be considered an aggressive investment. It may be suitable if you intend to invest for the long term (10 years or more), are seeking to maximize the opportunity for principal growth, and are willing to accept losses, which may be substantial, with the possibility that short-term losses may be recovered over longer investment periods.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign securities risk, derivative instruments risk, convertible securities risk, high-yield bond risk, interest rate risk, credit risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds for a discussion and also see “Risks of Investing in the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for each period for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

For periods before December 4, 2000, when the Fund began operating, the performance shown is of a commingled fund that had the same investment objectives and policies and was advised by an affiliate of the Fund’s adviser. This past performance was adjusted at the Fund’s inception to reflect expenses of the Fund. The commingled fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the commingled fund’s performance may have been lower.

This bar chart shows changes in the performance of the Model Portfolio Long-Term Growth Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
20.10%	-17.33%
(4th Qtr 1999)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

			10 Years/
			Since
	1 Year	5 Years	Inception

Model Portfolio Long-Term Growth Fund Return before taxes	-30.99%	-0.40%	1.92%	*
Return before taxes (after 12/4/2000)	-30.99%	-0.40%	-0.25%
Return after taxes on distributions	-31.95%	-1.21%	0.91%
Return after taxes on distributions and sale of fund shares	-19.16%	-0.41%	1.30%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-2.19%	-1.38%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.43%	5.54%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-28.01%	-0.16%	0.47%
Morningstar Large Blend Funds Average (Reflects no deductions for taxes)***	-37.79%	-2.47%	-0.84%

*	Shares of the Fund were offered beginning December 4, 2000. The information for the Fund shown for prior periods represents performance of the Fund’s predecessor commingled fund which was offered beginning April 1, 1996. After-tax performance is provided for periods after the Fund’s registration date—December 4, 2000.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements. In calendar year 2001, the Fund elected pursuant to Section 311 of the Tax Reform Act of 1997 to recognize the capital gains on its appreciated portfolio securities. The Fund distributed the gains associated with this election before the Fund offered its shares to taxable investors. The election was a one time tax event, and does not reflect the Fund’s normal or expected tax experience going forward. Accordingly, the after-tax returns shown in the table above do not include those capital gains. If the capital gains were included, the Fund’s after-tax returns would be lower.

The Milestone Funds

As a group, the Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund and Milestone 2045 Fund are known as the Milestone Funds. The Milestone Funds seek to help investors accumulate savings throughout their careers and preserve savings in retirement. The Funds offer asset allocation, fund selection, and rebalancing through a single fund based on when withdrawals from the Fund are expected to begin, typically at or after retirement (assumed to occur at age 60). Each Fund invests in a combination of equity investments, fixed income investments, and investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through a “multi-strategy” Fund) that is believed to be appropriate given the time remaining until withdrawals begin.

Each Milestone Fund invests in differing amounts of certain other Vantagepoint Funds rather than investing directly in its own portfolio of securities. Each of these Funds has a different degree of potential risk and reward and follows the basic strategies described below.

Eight of the nine Milestone Funds are designed for investors who expect to begin gradually making withdrawals, typically at or after retirement, in or around the year designated in the Fund’s name. For example, the Milestone 2020 Fund is designed for investors who expect to begin gradual withdrawals within a few years of the year 2020. These dated Funds are designed to “age” such that each Fund’s asset allocation becomes more conservative over time until the Fund achieves a final constant asset allocation approximately ten years after the year designated in the Fund’s name.

Unlike the eight dated Milestone Funds whose asset allocations change over time, the Milestone Retirement Income Fund maintains a constant asset allocation (described below) and is designed for investors who have begun to make gradual withdrawals or are seeking to preserve principal with some opportunity for inflation protection and capital growth, or who have a low tolerance for price fluctuations or wish to invest for the shorter-term. This Fund maintains an asset allocation of approximately 25% in equity Funds and 55% in fixed income Funds and 20% in a multi-strategy Fund. When the target asset allocation of a dated Fund matches the Retirement Income Fund’s target asset allocation, scheduled to occur approximately ten years after the year indicated in the Fund’s name, it is expected that VIA will recommend combining the assets of the dated Fund with the assets of the Milestone Retirement Income Fund within approximately one year, subject to applicable regulatory requirements. As previously stated, the Milestone Funds seek to help investors accumulate savings throughout their careers and preserve savings in retirement; however, there is no guarantee that the Funds will do so.

Investment Risks—The amount invested by a Milestone Fund in each underlying Fund is exposed to the same risks as that underlying Fund. For example, the portion of a Milestone Fund that is invested in the Vantagepoint Growth & Income Fund bears the risks of an investment in that Fund. Please refer to the descriptions of the underlying Funds for a discussion of those risks.

Asset Allocation—The allocation of each Milestone Fund among underlying Vantagepoint Funds and the asset classes they represent has been established by VIA, the investment adviser to each Fund. VIA will adjust the asset allocation of each dated Milestone Fund to seek to become more conservative as the designated year approaches and for approximately 10 years beyond the designated year. This is intended to reduce investment risk as investors move towards and into retirement. The sequence of asset allocation changes that the dated Funds are expected to follow over time (“glide path”) developed by VIA is illustrated below. The glide path followed prior to October 30, 2007 was different and did not incorporate a multi-strategy Fund. The glide path followed prior to January 4,

2010 had a different asset allocation and did not continue to age after the year in the Fund name.

As depicted in the charted glide path above, each dated Milestone Fund’s asset allocation will change over time. For example, 35 years before the year indicated in the Fund’s name, the asset mix will be approximately 95% equities, 5% fixed income, and 0% multi-strategy. The asset mix will progressively reduce equity exposure such that by the year indicated in the Fund’s name (“target year”), the mix will be approximately 47% equities, 36% fixed income, and 17% multi-strategy. The asset mix will continue to become more conservative for 10 more years until the equity allocation is reduced to approximately 25%, the fixed income allocation is increased to approximately 55%, and the multi-strategy Fund allocation is increased to approximately 20%. Ten years after the date in the Fund’s name, it will reach its “landing point” and its target asset allocation becomes constant.

The asset allocation of any Milestone Fund may differ from this chart for a variety of reasons. The most common reason is performance differences between a Fund’s equity allocation, its fixed income allocation, and its multi-strategy allocation. Deviations from the allocations suggested by the chart, particularly over long periods, likely will cause the investment risks associated with a given Fund to differ from what is suggested by the chart above. VIA monitors the Funds’ asset allocations on a daily basis and periodically will execute transactions as necessary to return the Milestone Funds to, or close to, the asset allocations indicated by the chart, taking into account both the cost and benefit of such transactions.

Additionally, VIA may alter the amount allocated to the equity, fixed income and multi-strategy asset classes of any Milestone Fund at its discretion subject to the supervision of the Fund’s Board of Directors. However, target allocations of the asset classes are expected to be substantially similar to the glide path and any significant deviations would be temporary.

Underlying Fund Selection—VIA selects underlying Vantagepoint Funds to fulfill the asset class allocations of each Milestone Fund. Target Fund level allocation ranges as of the date of this prospectus are discussed in the following sections describing each Fund. In selecting underlying Funds to fulfill asset class allocations, VIA will choose from the following candidate Vantagepoint Funds:

Fixed Income Funds
U.S. Bond	Vantagepoint Low Duration Bond Fund
Vantagepoint Inflation Protected Securities Fund
Vantagepoint Core Bond Index Fund

Equity Funds
U.S. Equity	Vantagepoint Equity Income Fund
Vantagepoint 500 Stock Index Fund
Vantagepoint Growth & Income Fund
Vantagepoint Broad Market Index Fund
Vantagepoint Growth Fund
Vantagepoint Select Value Fund
Vantagepoint Mid/Small Company Index Fund
Vantagepoint Aggressive Opportunities Fund
Vantagepoint Discovery Fund
Foreign Equity	Vantagepoint Overseas Equity Index Fund
Vantagepoint International Fund

Multi-Strategy Fund
Vantagepoint Diversified Assets Fund

VIA may, at its discretion, add additional Funds to the above-listed set of candidate Funds.

Changes to the Underlying Funds—Any changes made in the underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Milestone Funds that invest in those underlying Funds. VIA may alter the Fund-level allocations of a Milestone Fund at its discretion under the supervision of the Fund’s Board of Directors.

VIA will alter the underlying Fund allocations of the dated Milestone Funds over time until ten years after the year in the Fund’s name. Additionally, VIA may also make changes to the underlying Funds and their allocations for reasons other than the passage of time. Changes may be made for various reasons, including changes in an underlying Fund’s investment objective or investment strategy or a change in VIA’s investment assumptions underlying the Milestone Funds.

VIA monitors the performance and underlying Fund allocation of each Milestone Fund. From time to time, VIA will transfer assets from one underlying Fund to another to rebalance Fund asset allocations.

What happens in the year designated in the Milestone Fund’s name, and thereafter?

The Fund will continue to exist and its asset allocation will continue to grow more conservative for a period of 10 years after the year in the name of the Fund. At that point, the Fund will maintain a constant target asset allocation, which is expected to be approximately 25% equity, 55% fixed income, and 20% multi-strategy.

After the Fund reaches its final and constant target allocation, VIA is expected to recommend, and The Vantagepoint Funds’ Board of Directors may approve, combining the dated Fund with the Milestone Retirement Income Fund, which is expected to have approximately the same asset allocation as the dated Fund at that time. If the combination is approved and applicable regulatory requirements are met, the Fund’s shareholders would then become shareholders of the Milestone Retirement Income Fund. Shareholders will be provided with additional information at that time, including information about any tax consequences of the combination for shareholders that are not investing in the Milestone Funds through a tax-advantaged retirement account.

Who should invest in the Milestone Funds?

In general, the Milestone Funds have been designed for investors saving for and in retirement who prefer to delegate to investment professionals most investment management tasks — such as portfolio construction, periodic rebalancing, and risk reduction over time.

Which Milestone Fund is right for me?

The primary factor you should consider in selecting a Milestone Fund is the year in which you plan to begin withdrawing assets, typically on or after retirement (at an assumed age of 60). The Funds have been designed on the assumption that investors will stop making new investments and gradually begin withdrawing assets from their Milestone Fund in the “target” year of the selected Fund. If the year in which you plan to begin making withdrawals from your Milestone Fund and the year in which you plan to retire are significantly different (as it often is, for example, for public safety employees), you should take that into consideration when making your Fund selection. You should also consider your withdrawal plans as these Funds are designed for investors taking gradual withdrawals over time. These Funds may not be appropriate for investors who seek to make a single, lump sum withdrawal at retirement.

You should also consider your personal financial circumstances, additional sources of retirement income, and tolerance for risk when selecting a Milestone Fund. You can lose money in any of the Milestone Funds, including the Milestone Retirement Income Fund. Choosing a Fund with an earlier “target” date than your anticipated withdrawal/retirement date generally would be considered a more conservative investment decision, while choosing a Fund with a later target date generally would be considered a more aggressive investment decision. If you are highly risk-averse or cannot tolerate even small losses, you may wish to select an investment option that seeks a higher degree of capital preservation than the Milestone Funds.

The Milestone Funds are not a complete solution for all of your retirement savings needs. Selecting a Milestone Fund (or any of The Vantagepoint Funds) does not guarantee that you will have adequate savings for retirement.

Management Team— The Milestone Funds are managed by a team from VIA (“Team”). The Team is responsible for the decisions related to fund allocation and rebalancing. The Team consists of Wayne Wicker, CFA, David Braverman, CFA, and Lee Trenum, CFA. Mr. Wicker is the lead member of the Team and, as such, is ultimately responsible for overall portfolio management.

Mr. Wicker, Chief Investment Officer and Manager, joined the Team and VIA in 2004. Mr. Braverman joined the Team in June 2008. Mr. Braverman was with Standard & Poor’s from 1985 until January 2008 where he most recently served as Vice President, Investment Advisory Services. Mr. Trenum has served on the Team for over five years. Mr. Wicker and Mr. Trenum have each served as a portfolio manager of each Milestone Fund since January 2005.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts managed by the portfolio manager(s) and portfolio manager ownership of Fund shares.

More information about the Milestone Funds and their investment objectives follows:

Milestone Retirement Income Fund

Investment Objective—To seek to offer current income and opportunities for capital growth that have limited risk.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds to seek to obtain exposure to approximately 55% fixed income investments, 25% equity investments and 20% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (through a “multi-strategy” Fund). To achieve this allocation, Fund assets are invested in underlying Vantagepoint fixed income and equity Funds and the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated:

Allocation
Fixed Income Funds:	Range
Low Duration Bond Fund	26%-36%
Core Bond Index Fund (Class I)	4%-14%
Inflation Protected Securities Fund	10%-20%

Equity Funds:
Equity Income Fund	5%-15%
Growth & Income Fund	5%-15%
International Fund	0%-10%

Multi-Strategy Fund:
Diversified Assets Fund	15%-25%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges and also within the above-stated asset class allocations to fixed income and equity Funds and a multi-strategy Fund. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone Retirement Income Fund’s share price.

The underlying Funds’ equity holdings are mainly large-capitalization U.S. stocks and larger capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Retirement Income Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone Retirement Income Fund may be appropriate for you if you have already begun to make gradual withdrawals or are seeking to preserve principal with some opportunity for inflation protection and growth, or if you have a low tolerance for price fluctuations or you wish to invest for the short term.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, interest rate risk, credit risk, high-yield bond risk, mortgage-backed and asset-backed securities risk, derivative instruments risk, convertible securities risk, stock market risk, and foreign security risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone Retirement Income Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
3.31%	-7.10%
(3rd Qtr 2006)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone Retirement Income Fund Return before taxes	-13.76%	0.42%
Return after taxes on distributions	-15.13%	-0.71%
Return after taxes on distributions and sale of fund shares	-8.39%	-0.11%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.60%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-9.42%	1.78%
Morningstar Retirement Income Funds Average (Reflects no deductions for taxes)***	-18.06%	-1.21%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2010 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2010. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2020 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Low Duration Fund	9%-19%
Core Bond Index Fund (Class I)	1%-11%
Inflation Protected Securities Fund	10%-20%

Equity Funds:
Equity Income Fund	14%-24%
Growth & Income Fund	6%-16%
Growth Fund	3%-13%
Mid/Small Company Index Fund (Class I)	0%-5%
International Fund	5%-15%

Multi-Strategy Fund:
Diversified Assets Fund	13%-23%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations. The underlying Funds’ fixed income holdings are largely a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone 2010 Fund’s share price.

The underlying Funds’ equity holdings are mainly large-capitalization U.S. stocks and larger capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Milestone 2010 Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone 2010 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2010.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, interest rate risk, credit risk, high-yield bond risk, mortgage-backed and asset-backed securities risk, derivative instruments risk, convertible securities risk, stock market risk, and foreign security risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2010 Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
3.54%	-8.96%
(3rd Qtr 2006)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone 2010 Fund Return before taxes	-17.34%	0.08%
Return after taxes on distributions	-18.50%	-1.03%
Return after taxes on distributions and sale of fund shares	-10.70%	-0.28%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.60%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-13.20%	1.26%
Morningstar Target Date 2000-2010 Funds Average (Reflects no deductions for taxes)***	-22.46%	-1.89%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2015 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2015. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2025 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Low Duration Fund	5%-15%
Core Bond Index Fund (Class I)	6%-16%
Inflation Protected Securities Fund	3%-13%

Equity Funds:
Equity Income Fund	14%-24%
Growth & Income Fund	6%-16%
Growth Fund	3%-13%
Mid/Small Company Index Fund (Class I)	2%-12%
International Fund	6%-16%

Multi-Strategy Fund:
Diversified Assets Fund	11%-21%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone 2015 Fund’s share price.

The underlying Funds’ equity holdings are large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Milestone 2015 Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone 2015 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2015.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign security risk, derivative instruments risk, convertible securities risk, interest rate risk, credit risk, high-yield bond risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2015 Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
4.56%	-12.63%
(4th Qtr 2006)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone 2015 Fund Return before taxes	-23.54%	-1.02%
Return after taxes on distributions	-24.55%	-1.97%
Return after taxes on distributions and of sale fund shares	-14.62%	-1.06%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.60%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-19.85%	-0.25%
Morningstar Target Date 2011-2015 Funds Average (Reflects no deductions for taxes)***	-27.76%	-2.74%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2020 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2020. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2030 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Low Duration Fund	1%-11%
Core Bond Index Fund (Class I)	10%-20%
Inflation Protected Securities Fund	0%-5%

Equity Funds:
Equity Income Fund	17%-27%
Growth & Income Fund	7%-17%
Growth Fund	3%-13%
Mid/Small Company Index Fund (Class I)	4%-14%
International Fund	8%-18%

Multi-Strategy Fund:
Diversified Assets Fund	10%-20%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying

Funds within the allocation ranges noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Fund has been included to seek to reduce the overall volatility of the Milestone 2020 Fund’s share price.

The underlying Funds’ equity holdings are large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Milestone 2020 Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone 2020 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2020.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign security risk, derivative instruments risk, convertible securities risk, interest rate risk, credit risk, high-yield bond risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2020 Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
5.11%	-14.63%
(4th Qtr 2006)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for the periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone 2020 Fund Return before taxes	-26.86%	-1.69%
Return after taxes on distributions	-27.70%	-2.55%
Return after taxes on distributions and sale of fund shares	-16.82%	-1.55%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
Barclays Capital U.S. Intermediate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.60%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-23.58%	-1.19%
Morningstar Target Date 2016-2020 Funds Average (Reflects no deductions for taxes)***	-29.46%	-2.77%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2025 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2025. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2035 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Low Duration Bond Fund	0%-7%
Core Bond Index Fund (Class I)	8%-18%

Equity Funds:
Equity Income Fund	18%-28%
Growth & Income Fund	8%-18%
Growth Fund	4%-14%
Mid/Small Company Index Fund (Class I)	7%-17%
International Fund	10%-20%

Multi-Strategy Fund:
Diversified Assets Fund	8%-18%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone 2025 Fund’s share price.

The underlying Funds’ equity holdings are large-, mid- and small-capitalization U.S. stocks and large-capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Milestone 2025 Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone 2025 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2025.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign security risk, derivative instruments risk, convertible securities risk, interest rate risk, credit risk, high-yield bond risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2025 Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
5.61%	-16.53%
(4th Qtr 2006)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone 2025 Fund Return before taxes	-29.90%	-2.40%
Return after taxes on distributions	-30.70%	-3.20%
Return after taxes on distributions and sale of fund shares	-18.71%	-2.07%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.60%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-26.79%	-2.05%
Morningstar Target Date 2021-2025 Funds Average (Reflects no deductions for taxes)***	-34.15%	-3.63%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2030 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2030. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2040 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Low Duration Bond Fund	0%-6%
Core Bond Index Fund (Class I)	3%-13%

Equity Funds:
Equity Income Fund	20%-30%
Growth & Income Fund	9%-19%
Growth Fund	6%-16%
Mid/Small Company Index Fund (Class I)	10%-20%
International Fund	11%-21%

Multi-Strategy Fund:
Diversified Assets Fund	5%-15%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone 2030 Fund’s share price.

The underlying Funds’ equity holdings are large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Milestone 2030 Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time below that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone 2030 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2030.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign security risk, derivative instruments risk, convertible securities risk, interest rate risk, credit risk, high-yield bond risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in performance of the Milestone 2030 Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
6.04%	-18.28%
(4th Qtr 2006)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone 2030 Fund
Return before taxes	-32.54%	-3.05%
Return after taxes on distributions	-33.23%	-3.81%
Return after taxes on distributions and sale of fund shares	-20.47%	-2.61%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.60%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-29.65%	-2.91%
Morningstar Target Date 2026-2030 Fund Average (Reflects no deduction for taxes)***	-36.04%	-4.32%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2035 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2035. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2045 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Low Duration Bond Fund	0%-5%
Core Bond Index Fund (Class I)	0%-10%

Equity Funds:
Equity Income Fund	21%-31%
Growth & Income Fund	10%-20%
Growth Fund	7%-17%
Mid/Small Company Index Fund (Class I)	14%-24%
International Fund	13%-23%

Multi-Strategy Fund:
Diversified Assets Fund	0%-10%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities. The Vantagepoint Low Duration Bond Fund has been included to seek to reduce the overall volatility of the Milestone 2035 Fund’s share price.

The underlying Funds’ equity holdings are large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Milestone 2035 Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone 2035 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2035.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). In addition, the proportionate amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign security risk, derivative instruments risk, convertible securities risk, interest rate risk, credit risk, high-yield bond risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Barclays Capital U.S. Intermediate Aggregate Bond Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The Barclays

Capital U.S. Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to ten years. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2035 Fund from year to year through December 31, 2008.

Best Quarter	Worst Quarter
6.34%	-19.96%
(4th Qtr 2006)	(4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone 2035 Fund
Return before taxes	-34.91%	-3.68%
Return after taxes on distributions	-35.60%	-4.42%
Return after taxes on distributions and sale of fund shares	-21.98%	-3.07%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
Barclays Capital U.S. Intermediate Aggregate Bond Index (Reflects no deductions for fees, expenses, or taxes)	4.86%	4.60%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-32.13%	-3.68%
Morningstar Target Date 2031-2035 Funds Average (Reflects no deductions for taxes)***	-37.04%	-4.35%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes for the Fund. Those asset class benchmarks are the Barclays Capital U.S. Intermediate Aggregate Bond Index for the fixed income asset class and the S&P 500 Index for the equity asset class. Should the target allocations for the Fund between those asset classes change, the percentage allocations to the corresponding indexes will also change when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2040 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2040. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2050 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% in equity Funds, 55% in fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Core Bond Index Fund (Class I)	0%-10%

Equity Funds:
Equity Income Fund	22%-32%
Growth & Income Fund	11%-21%
Growth Fund	8%-18%
Mid/Small Company Index Fund (Class I)	15%-25%
International Fund	14%-24%

Multi-Strategy Fund:
Diversified Assets Fund	0%-5%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above.

VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds’ equity holdings are large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

The Diversified Assets Fund makes up the multi-strategy Fund allocation for the Milestone 2040 Fund and is used to seek to enhance diversification. The Diversified Assets Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different than that of traditional asset classes, such as stocks and bonds (i.e., a “low correlation” to such asset classes), which are represented by the other underlying Vantagepoint Funds. In combination, the Diversified Assets Fund’s investment strategies seek to provide investment exposure to domestic and foreign stocks and bonds (including convertible securities) and foreign currencies through direct investments in such instruments or through the use of derivative instruments.

Suitability for Investors—The Milestone 2040 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2040.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign security risk, derivative instruments risk, convertible securities risk, interest rate risk, credit risk, high-yield bond risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of Investing the Funds” for additional information.

Performance Information—The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The performance table also shows the returns for the S&P 500 Index and Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) (Net) Index as well as for the Fund’s Custom Benchmark, which is comprised of the above-referenced indexes. The S&P 500 Index consists of 500 companies representing larger capitalization stocks traded in the U.S. The MSCI EAFE (Net) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. Prior to May 1, 2009, the Fund compared its performance to the MSCI EAFE (Gross) Index, which approximates the maximum possible dividend reinvestment. The Fund changed the index to which it compares its performance because the MSCI EAFE (Net) Index is considered to be a more appropriate comparison. These indexes are unmanaged and do not reflect the costs of portfolio management or trading.

This bar chart shows changes in the performance of the Milestone 2040 Fund from year to year through December 31, 2008.

Best Quarter 6.37% (4th Qtr 2006)	Worst Quarter -20.83% (4th Qtr 2008)

Performance Table
(Average annual total returns
for periods ended December 31, 2008)

		Since
	1 Year	Inception*

Milestone 2040 Fund
Return before taxes	-36.13%	-4.11%
Return after taxes on distributions	-36.78%	-4.90%
Return after taxes on distributions and sale of fund shares	-22.80%	-3.49%
S&P 500 Index (Reflects no deductions for fees, expenses, or taxes)	-37.00%	-5.21%
MSCI EAFE (Net) Index (Reflects no deductions for fees, expenses, or taxes)	-43.38%	-2.52%
MSCI EAFE (Gross) Index (Reflects no deductions for fees, expenses, or taxes)	-43.06%	-2.08%
Custom Benchmark (Reflects no deductions for fees, expenses, or taxes)**	-38.06%	-4.49%
Morningstar Target Date 2036-2040 Funds Average (Reflects no deductions for taxes)***	-37.94%	-4.79%

*	Shares of the Fund were offered beginning January 3, 2005.

**	The custom benchmark is composed of market indexes that reflect the general performance of the primary asset classes in which the Fund invests, in weighted percentages that correspond to the historical target allocations to those asset classes. Those asset class benchmarks are the S&P 500 Index and MSCI EAFE (Net) Index. Should the percentage allocations to those asset classes change, the percentage allocations to the corresponding indexes will also change prospectively when calculating the custom benchmark.

***	This is a group of funds with investment objectives similar to the objective of the Fund.

Milestone 2045 Fund

Investment Objective—To seek to offer high return consistent with the Fund’s current asset allocation.

Principal Investment Strategies—To invest in a combination of underlying Vantagepoint Funds using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from their Milestone Fund around the year 2045. As time elapses, the Fund’s allocation to equity investments is decreased and the Fund’s allocation to fixed income investments and investments in asset classes and strategies that have historically exhibited a low correlation to traditional equity and fixed income investments (through a “multi-strategy” Fund) is increased so that by June 30 of the year 2055 (ten years after the year indicated in the Fund name), the Fund’s assets will be invested approximately 25% equity funds, 55% fixed income Funds and 20% in the multi-strategy Fund.

The investment strategy is implemented by investing in the following Vantagepoint Funds at target allocations within the percentage ranges indicated as of the date of this prospectus:

Allocation
Fixed Income Funds:	Range
Core Bond Index Fund (Class I)	0%-10%

Equity Funds:
Equity Income Fund	22%-32%
Growth & Income Fund	11%-21%
Growth Fund	8%-18%
Mid/Small Company Index Fund (Class I)	15%-25%
International Fund	14%-24%

Subject to the supervision of the Funds’ Board of Directors, VIA may, at its discretion, increase or decrease the target allocations to the underlying Funds within the allocation ranges noted above. VIA may also use other Vantagepoint Funds from the list of candidate Funds to fulfill the asset class allocations.

The underlying Funds’ fixed income holdings are mainly a diversified mix of U.S. Government, U.S. agency, and investment-grade corporate bonds of varying maturities.

The underlying Funds’ equity holdings are large-, mid- and small-capitalization U.S. stocks and larger-capitalization stocks of developed countries.

Suitability for Investors—The Milestone 2045 Fund may be appropriate for you if you plan to begin making gradual withdrawals from your Fund, typically at or after your retirement, in or around the year 2045.

Principal Investment Risks—The Fund is subject to asset allocation risk (which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective). The amount invested by this Fund in each underlying Fund is exposed to the same risks as that underlying Fund. The risks associated with the underlying Funds include, among others, stock market risk, foreign security risk, interest rate risk, credit risk, and mortgage-backed and asset-backed securities risk. For a discussion of those risks, please refer to the descriptions of the underlying Funds and also see “Risks of investing the Funds” for additional information.

Performance Information—Because the Fund has not been in operation for a full calendar year, no performance information is included in the prospectus.

Fee Tables

Fees and Expenses of the Funds

The purpose of the following tables is to help you understand the various costs that you, as a shareholder, will bear directly or indirectly when you invest in The Vantagepoint Funds.

This table describes the fees and expenses that you pay if you buy and hold shares of a Fund.

Shareholder Transaction Expenses
(Fees Paid Directly From Your Investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None

The following table shows the annual operating expenses you may pay if you buy and hold shares of a Fund based upon amounts incurred during each Fund’s most recent fiscal year. These expenses, calculated as a percentage of average net assets, are deducted from Fund assets, and are factored into any quoted share price or investment return. If you invest in the Funds through the Vantagepoint Elite program or an IRA account, other fees may apply.

Annual Fund Operating Expenses*
(Expenses That are Deducted From Fund Assets)

				Total
	Management	Subadviser	Other	Annual Fund
Actively Managed Fund	Fee	Fees	Expenses	Expenses
Diversified Assets	0.10%	0.41%[1,2]	0.42%	0.93%[1,2]

		Other Expenses			Total
		Acquired	All	Total	Annual
	Management	Fund Fees &	Other	Other	Operating
	Fee	Expenses	Expenses	Expenses	Expenses
Funds of Funds

Model Portfolio Funds[3]

Model Portfolio Savings Oriented	0.10%	0.74%	0.06%	0.80%	0.90%
Model Portfolio Conservative Growth	0.10%	0.79%	0.05%	0.84%	0.94%
Model Portfolio Traditional Growth	0.09%	0.86%	0.04%	0.90%	0.99%
Model Portfolio Long-Term Growth	0.09%	0.88%	0.04%	0.92%	1.01%
Milestone Funds[3]

Milestone Retirement Income	0.10%	0.74%	0.17%	0.91%	1.01%
Milestone 2010	0.10%	0.80%	0.13%	0.93%	1.03%
Milestone 2015	0.10%	0.78%	0.09%	0.87%	0.97%
Milestone 2020	0.10%	0.79%	0.09%	0.88%	0.98%
Milestone 2025	0.10%	0.80%	0.11%	0.91%	1.01%
Milestone 2030	0.10%	0.82%	0.13%	0.95%	1.05%
Milestone 2035	0.10%	0.82%	0.21%	1.03%	1.13%
Milestone 2040	0.10%	0.81%	0.22%	1.03%	1.13%
Milestone 2045[4]	0.10%	0.81%	14.74%	15.55%	15.65%

*	In periods of market volatility, during which assets of the Funds may fluctuate substantially, the annual Fund operating expenses may vary from the numbers shown in the table above.
[1]	These fees have been restated to reflect current fees.
[2]	With respect to the portion of the Diversified Assets Fund for which it employs a short-duration fixed income strategy, Payden & Rygel has agreed to waive a portion of its subadvisory fee until April 30, 2010 to the extent necessary so that its fee will not exceed 0.08%. With this fee waiver, Subadviser Fees would be 0.40% and Total Annual Fund Expenses would be 0.92%.
[3]	Shareholders in the Model Portfolio and Milestone Funds indirectly pay the expenses of the underlying Vantagepoint Funds in which the Model Portfolio and Milestone Funds invest. The Acquired Fund Fees & Expenses may change over time and will differ depending on a Model Portfolio or Milestone Fund’s asset allocation in the underlying Vantagepoint Funds. The Annual Fund Expenses (both total and net) for the Model Portfolio Funds and Milestone Funds shown in this table do not correlate to the expense ratios shown in the Financial Highlights table because those expense ratios do not include Acquired Fund Fees and Expenses.
[4]	VIA contractually has agreed with respect to the Milestone 2045 Fund to waive and/or reimburse expenses until April 30, 2010 to limit this Fund’s total annual fund operating expenses to 1.10%. Please refer to footnote 3 above as it relates to net total annual fund expenses.

Example

This example is intended to help you compare the cost of investing in The Vantagepoint Funds with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that contractual fee waivers and/or reimbursements described in footnote 3 to the Fee Table for the Diversified Assets Fund and in footnote 4 to the Fee Table for the Milestone 2045 Fund expire April 30, 2010 and, therefore, such fee waivers and/or reimbursements are only reflected in the 1 year example. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs or returns may be higher or lower, based on these assumptions your costs would be:

Actively Managed Funds	1 yr	3 yrs	5 yrs	10 yrs

Diversified Assets	$94	$297	$516	$1,146
Funds of Funds
Model Portfolio Funds*
Model Portfolio Savings Oriented	$92	$288	$500	$1,112
Model Portfolio Conservative Growth	$96	$301	$522	$1,159
Model Portfolio Traditional Growth	$101	$317	$549	$1,217
Model Portfolio Long-Term Growth	$104	$323	$560	$1,241
Milestone Funds*
Milestone Retirement Income Fund	$104	$323	$560	$1,241
Milestone 2010 Fund	$106	$329	$571	$1,264
Milestone 2015 Fund	$99	$310	$539	$1,194
Milestone 2020 Fund	$100	$314	$544	$1,206
Milestone 2025 Fund	$104	$323	$560	$1,241
Milestone 2030 Fund	$108	$336	$582	$1,288
Milestone 2035 Fund	$116	$361	$625	$1,380
Milestone 2040 Fund	$116	$361	$625	$1,380
Milestone 2045 Fund	$113	$3,261	N/A	N/A

*	Reflects an estimate of the indirect expenses of the underlying Funds.

N/A	Because the Milestone 2045 Fund has been operating for less than 6 months, only 1 and 3 year example information is provided.
If you are investing through another financial institution or a retirement account, you may be subject to additional fees or expenses, such as plan administration fees. Please refer to the program materials of that financial institution or retirement account for any special provisions, additional service features, or fees and expenses that may apply to your investment in a Fund.

Risks of Investing in the Funds

The following is a description of one or more of the risks that you will face as an investor in the Funds. The underlying Funds of the Model Portfolio and Milestone Funds are subject to a number of risks that may affect the value of their shares and, therefore, impact the Model Portfolio and Milestone Funds. Also with respect to the Model Portfolio and Milestone Funds, the proportionate amount invested by a Model Portfolio or Milestone Fund in each underlying Fund is exposed to the same risks of that underlying Fund. It is important to keep in mind one of the main axioms of investing: the higher the potential reward, the higher the risk of losing money. The reverse is also generally true: the lower the potential reward, the lower the risk.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with such Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while taking a temporary defensive position.

I. Stock Market Risk

The Funds that invest in equity securities are subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or extended periods. Markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience.

II. Foreign Securities Risk

Foreign securities are subject to the same market risks as U.S. securities, such as general economic conditions and company and industry prospects. However, foreign securities involve the additional risk of loss due to political, economic, legal, regulatory, and operational uncertainties; differing accounting and financial reporting standards; limited availability of information; currency conversion; and pricing factors affecting investment in the securities of foreign businesses or governments.

These risk factors may be even more prevalent in emerging markets which are countries not included in the MSCI EAFE Index. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements, and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by a Fund.

III. Interest Rate Risk

Bonds also experience market risk as a result of changes in interest rates. The general rule is that if interest rates rise, bond prices will fall and so will the Fund’s share price. The reverse is also true: if interest rates fall, bond prices will generally rise.

A bond with a longer maturity (or a bond fund with a longer average maturity) will typically fluctuate more in price than a shorter term bond. Because of their very short-term nature, money market instruments carry less interest rate risk.

IV. Credit Risk

Bonds and bond Funds are also exposed to credit risk, which is the possibility that the issuer of a bond will default on its obligation to pay interest and/or principal. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, have limited credit risk, while securities issued or guaranteed by U.S. Government agencies or government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government may be subject to varying degrees of credit risk. Corporate bonds rated BBB or above by Standard & Poor’s are generally considered to carry moderate credit risk. Corporate bonds rated lower than BBB are considered to have significant credit risk. Of course, bonds with lower credit ratings generally pay a higher level of income to investors. The financial stability of issuers in foreign countries may be more precarious than in the United States. As a result, credit risk may be greater with issuers of foreign debt securities.

V. Liquidity Risk

Liquidity risk exists when a particular security is difficult to trade. A Fund’s investment in illiquid securities may reduce the returns of the Fund because the Fund may not be able to sell the assets at the time desired for an acceptable price, or might not be able to sell the assets at all.

VI. Call Risk

Many fixed income securities have a provision allowing the issuer to repay the debt early, otherwise known as a “call feature.” Issuers often exercise this right when interest rates are low. Accordingly, holders of such callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, after a callable security is repaid early, a Fund would reinvest the proceeds of the payoff at current interest rates, which would likely be lower than those paid on the security that was called.

VII. Mortgage-Backed and Asset-Backed Securities Risk

Mortgage-backed and asset-backed securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, necessitating reinvestment in lower-yielding instruments. Unscheduled prepayments in a falling rate environment would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. When interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates may result in decreased pre-payments, which could extend the average life of the security and cause its value to decline more than traditional fixed-income securities and increase its volatility. This is known as extension risk.

If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unanticipated high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities and reduce the values of those securities or, in some cases, render them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include “subprime mortgages.”

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of a Fund’s investment in mortgage-backed securities. Delinquencies and losses on residential mortgage loans generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-backed securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-backed securities, which can adversely affect the market value of certain mortgage-backed securities. It is possible that such limited liquidity in these secondary markets could continue or worsen.

VIII. High Yield Bond Risk

Lower-quality debt securities (those of less than investment-grade quality) involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions. In addition, the value of lower-quality debt securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

IX. Objective/Style Risk

All of the Funds are subject, in varying degrees, to objective/style risk, which is the possibility that returns from a specific type of security in which a Fund invests or the investment style of one or more of a Fund’s subadvisers will trail the returns of the overall market.

In the past, different types of securities have experienced cycles of outperformance and underperformance in comparison to the market in general. Therefore, if you invest in a Fund with a specific style you would be exposed to this risk.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in or hold cash, cash equivalents or securities that would not ordinarily be consistent with the Fund’s objectives. A Fund will do so only if VIA or a Fund’s subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment objective.

X. Manager Risk

Manager risk is the risk that one of the Funds’ subadvisers will do a poor job of selecting securities or derivative instruments and thus fail to meet the Fund’s objectives. With respect to the Index Funds, there is a risk that Fund performance will deviate from the performance of its benchmark, which is known as tracking error. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objective.

XI. Derivative Instruments Risk

Certain of the Funds use derivative instruments as part of their investment strategy. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or return, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options, futures, forward currency contracts, options on futures contracts and swap agreements. There is no assurance that the use of any derivatives strategy will succeed, that the instruments necessary to implement investment strategies will be available or that a Fund may not lose money. Also, investing in financial contracts such as options involve additional risks and costs, which may result in losses instead of gains, so the benefits of the transaction might be diminished and a Fund may incur substantial losses.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by a Fund:

Management Risk — Derivatives are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Counterparty Risk — The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk — Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. A Fund’s investments in illiquid derivative instruments may reduce the returns of the Fund because the Fund may not be able to sell the instruments at the time desired for an acceptable price, or might not be able to sell the instruments at all.

Interest Rate Risk — Certain derivative instruments are more sensitive to interest rate changes and market price fluctuations.

Leverage Risk — Certain transactions may give rise to a form of leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Lack of Availability — Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. A Fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

Market and Other Risks — Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund’s interest. If a subadviser incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund instruments. A Fund may also have to buy or sell a security at a disadvantageous time or price to satisfy its obligations or to meet asset segregation requirements in connection with certain derivative transactions.

Valuation Risks — Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.

XII. Asset Allocation Risk

All of the Model Portfolio and Milestone Funds are subject to asset allocation risk which is the risk that the selection of the underlying Funds and the allocation of Fund assets among them will cause the Fund to lose money or to underperform other funds with a similar investment objective.

XIII. U.S. Government Agency Securities Risk

Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted.

XIV. REITs Risk

When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, a Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT’s stock price to decline), which include, without limitation: possible declines in the value of real estate; adverse general and local economic conditions; possible lack of availability of, or high cost of, financing; overbuilding in a given market; changes in interest rates; and environmental problems. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Investing in REITs also involves risks related to the heavy cash flow dependency of REITs and the possibility that a REIT may fail to maintain applicable exemptions under U.S. and foreign securities and tax laws.

XV. Securities Lending Risk

The Funds (other than the Diversified Assets Fund, the Model Portfolio Funds, the Money Market Fund, and the Milestone Funds) may engage in one or more securities lending programs conducted by the Funds’ custodian or other appropriate entities in order to generate income. These loans will be secured by collateral in cash or cash equivalents. The collateral that a Fund receives from a borrower is generally invested in money market funds, short-term fixed income securities or other similar instruments. Securities lending subjects a Fund to certain risks. The borrower of the security may fail to return the loaned security in a timely manner, which could cause the Fund to lose money. In addition, the Fund may incur investment losses as a result of investing the collateral received in connection with the loans. The Funds’ SAI provides additional information about the Funds’ securities lending program.

XVI. Convertible Securities Risk

The value of a convertible security increases and decreases with the value of the underlying common stock. When the convertible security’s conversion price is similar to the price of the underlying common stock, the convertible security itself generally behaves more like the common stock. When the convertible security’s conversion price is greater than the price of the underlying common stock, the convertible security generally behaves more like a bond (and thus will be more sensitive to changes in interest rates).

Convertible securities tend to be of lower credit quality, have a higher risk of default and tend to be less liquid than traditional, non-convertible bonds. Lower-quality debt securities (those of less than investment-grade quality) involve greater risk of default and tend to be particularly sensitive to changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic conditions. In addition, the value of lower-quality debt securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Certain Investment Limitations of the Funds

Each Fund has adopted certain limitations designed to reduce its exposure to specific situations. Please see the SAI for other investment limitations and restrictions. Some of these limitations are that a Fund will not:

(a)	with respect to 75% (100% for the Money Market Fund) of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities and securities of other investment companies) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the Fund’s total assets would be invested in the securities of such issuer;

(b)	invest more than 25% of its assets in any one industry (except for the Money Market Fund; or to the extent that the applicable benchmark for an Index Fund does not meet this standard; or to the extent that an underlying Fund, in which a Model Portfolio Fund or Milestone Fund invests, concentrates in a single industry);

(c)	borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets except that an Index Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

Certain investment limitations and restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time a Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction.

Management of the Funds

The investment adviser of the Funds is VIA, whose offices are located at 777 North Capitol Street NE, Suite 600, Washington, DC 20002-4240. VIA provides its advisory services pursuant to investment advisory agreements with the Funds. VIA, a registered investment adviser, is a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”). ICMA-RC has been registered as an investment adviser since 1983. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in establishing and administering deferred compensation and qualified retirement plans for their public sector employees. ICMA-RC’s primary advisory client is VantageTrust Company, trustee of the Trust, which was formed to invest the assets of the retirement plans administered by ICMA-RC on a commingled basis.

As investment adviser to the Funds, VIA continually monitors the performance of the subadvisers. VIA supervises and directs each Fund’s investments. The subadvisers are retained with the assistance of VIA, and day-to-day discretionary responsibility for security selection and portfolio management rests with the subadvisers. VIA selects the Vantagepoint Funds in which the Model Portfolio and Milestone Funds invests.

The Funds pay VIA and their subadvisers fees for managing the Funds’ investments. These fees are calculated as a percentage of a Fund’s assets under management, with the exception of the Diversified Assets Fund for which fees to be paid to certain of the Fund’s subadvisers are calculated as a percentage of the Fund’s assets allocated and assigned by VIA to such subadvisers. The following represents total advisory and subadvisory fees paid by the Funds for the fiscal year ended December 31, 2008:

Advisory Fee Paid
as a Percentage of
Funds	Average Net Assets
Diversified Assets*	0.57%
Model Portfolio Savings Oriented	0.10%
Model Portfolio Conservative Growth	0.10%
Model Portfolio Traditional Growth	0.09%
Model Portfolio Long-Term Growth	0.09%
Milestone Retirement Income	0.10%
Milestone 2010	0.10%
Milestone 2015	0.10%
Milestone 2020	0.10%
Milestone 2025	0.10%
Milestone 2030	0.10%
Milestone 2035	0.10%
Milestone 2040	0.10%

*	Consists of advisory fee plus the appropriate subadviser fee(s).

The advisory and subadvisory fees charged can be found in the SAI under the heading “Investment Advisory and Other Services.”

Certain Funds’ advisory and subadvisory fee schedules include “breakpoints,” which have the effect of lowering the rate of fees paid to a subadviser as the value of the portion of the Fund’s assets managed by that subadviser increases. Conversely, when the value of a Fund’s assets managed by a subadviser decreases, subadvisory fees as a percentage of those assets may increase. The amount of a Fund’s assets managed by a subadviser may decrease due to a variety of reasons (including as a result of market forces or management actions) such that the Fund no longer qualifies for a breakpoint reduction in fee rates, which would cause the Fund to pay a higher rate of fee to a subadviser as determined by the subadvisory fee schedule. Please see the Funds’ SAI for additional information about VIA’s fee schedule and each subadviser’s fee schedule, including any breakpoints that apply for a particular Fund.

In addition, with respect to the Model Portfolio and Milestone Funds, VIA receives fees from both the Model Portfolio and Milestone Funds as well as from the underlying Vantagepoint Funds in which they invest.

VIA oversees the subadvisers and recommends to the Funds’ Board of Directors their hiring, termination and replacement. Pursuant to an order issued by the SEC, VIA may change subadvisers with the approval of the Funds’ Board of Directors. Shareholders will be notified of such changes, which may occur after the changes take place.

Shareholder approval of a change in subadvisory arrangements is not required unless the change would result in an increase in the overall management and advisory fees payable by the Fund that were previously approved by shareholders. Shareholders of the following Fund have previously approved the maximum aggregate advisory fees set forth below:

Maximum
Aggregate
Fund	Advisory Fee
Diversified Assets*	0.69%

*	The maximum aggregate advisory fee for this Fund was approved by the initial sole shareholder, ICMA-RC, prior to the public offering of shares.

Because the rate of fees payable and the amount of assets allocated to the different subadvisers of the subadvised Fund vary, the aggregate advisory fees that may be paid by a Fund having more than one subadviser will vary from time to time, due to increases or decreases in the market value of the separate portions of the Fund’s portfolio managed by each subadviser. Variations in the aggregate amount of advisory fees paid also may result from decisions made by VIA to reallocate cash among the respective subadvisers of a Fund. These variations may occur even though there has been no change in the contractual arrangements between the Fund and any subadviser.

From time to time VIA may recommend to the Funds’ Board of Directors that a subadviser be terminated and replaced with another subadviser or an additional subadviser be hired. VIA may also recommend to the Board that a portion of a Fund’s assets that had been managed by a terminated subadviser be managed using an indexing strategy on a temporary basis, while VIA conducts a search for a replacement subadviser. This would only be considered if an appropriate index was available that met the stated investment objective and strategy of a Fund.

The investment program and its performance are subject to the overall supervision and periodic review by the Funds’ Board of Directors.

A discussion regarding the basis for the approval by the Funds’ Board of Directors of the investment advisory agreements, and the subadvisory agreements for certain Funds, is available in the Funds’ Semi-Annual Report to Shareholders for the six months ended June 30, 2009, and a discussion regarding the basis for approval by the Funds’ Board of Directors of the subadvisory agreements for certain Funds is available in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2008.

Shareholder Information

For purposes of the following discussion, unless noted otherwise, “business day” means the period(s) of time on any given day during which the New York Stock Exchange (“NYSE”) is open for business. “Close of business” means 4:00 p.m. Eastern Time on each business day, or the final close of trading on the NYSE on such business day, if earlier.

Share Accounting for All Funds

A share of a Fund represents a dollar-weighted proportional ownership interest in that Fund. The Funds do not issue share certificates.

The price of a share is known as its net asset value or NAV. The daily NAV of a share is determined as of the close of each business day by adding the value of all of a Fund’s investments, plus cash and other assets, deducting liabilities, and then dividing the result by the number of outstanding shares in the Fund as of the end of the prior day and rounding the results to the nearest cent. The value of your investment in a Fund equals the number of shares you own multiplied by the current day’s NAV.

Since share values and investment returns will fluctuate, an exchange or redemption at any given time will normally result in your receiving more or less than the original cost of your investment.

Valuation of the Funds’
Investment Securities

Model Portfolio and Milestone Funds—Each Model Portfolio and Milestone Fund’s NAV is calculated based upon the NAVs of the underlying Vantagepoint Funds in which it invests.

Other Vantagepoint Funds—Investment securities held by the Funds are valued each business day at their current market value.

Each Fund normally obtains market values for its securities and other instruments from independent pricing services that use reported last sale or official closing prices, current market quotations or, if market prices are not readily available, valuations from computerized “matrix” systems that derive values based on comparable securities or valuation or similar models. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at its fair value in accordance with procedures adopted by the Funds’ Board of Directors. The Board of Directors has adopted valuation procedures for the Funds and has delegated day-to-day responsibility for fair value determinations to the Funds’ Pricing Committee. Determinations of the Pricing Committee are subject to review by the Board of Directors, generally at its next scheduled quarterly meeting after the fair valuations are determined.

Each Fund normally uses the amortized cost method to value fixed income securities that will mature in 60 days or less.

Each Fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates.

A Fund may own securities or other instruments that trade primarily in foreign markets that trade on weekends or other days that the Fund does not price its shares. As a result, a Fund’s net asset value may change on days when you will not be able to buy or sell shares of the Fund.

Securities issued by open-end investment companies held by a Fund normally will be valued using the respective NAVs of such companies.

Each Fund expects to price most of its securities based on current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities or other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale; and certain derivatives. The need to fair value a Fund’s portfolio securities or other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small cap securities.

Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method or models that take into consideration various factors. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method or model not been used. Securities or other instruments may be valued based upon appraisals derived from information concerning the security or instrument or similar securities or instruments received from broker-dealer supplied quotations or valuations. Securities or other instruments may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event has occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

Use of Fair Value Pricing Service for Certain Foreign Equity Securities—For foreign equity securities that are principally traded in markets outside North and South America, the Funds’ Board of Directors approved the use of a third party fair valuation model (“FVIS”) to provide fair value prices. The FVIS uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security. The Funds’ Board has approved use of the fair value prices provided through the FVIS service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the Funds that are principally traded in markets outside North and South America. In the event prices for such a foreign security are not available through the FVIS or another fair value pricing service approved by the Board, the security may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security determined in accordance with the Funds’ valuation procedures.

Risks of Fair Value Pricing—Valuing securities or other instruments at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. As discussed above, fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its NAV per share. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Reinvestment of Earnings

All earnings of the Funds (interest, dividend income, and capital gains) are reinvested in the Funds and used to purchase additional shares with the exception of Vantagepoint Elite shareholders, who may elect to receive cash dividends.

Pricing and Timing of Transactions

Purchases, exchanges and redemptions are executed at the NAV next calculated after the Funds’ transfer agent receives the transaction request in good order. For example, under normal circumstances, a transaction request received at 9:30 a.m. Eastern Time on a business day is executed at the same price as that of a transaction request received at 3:00 p.m. Eastern Time — at that day’s closing price. If a transaction request is received in the morning, you do not insulate yourself from market gains or losses during the rest of the business day. A transaction request received after the calculation of the NAV on one day will be executed at the price in effect at the close of the next business day. Transaction requests by facsimile must be received prior to the close of business to receive that day’s NAV. Each Fund calculates its NAV as of the close of each business day.

Reporting to Investors

Please review carefully all investment transaction reports you receive from The Vantagepoint Funds. Call the toll-free Investor Services line at 800-669-7400 or contact the Funds at InvestorServices@icmarc.org immediately if you see any errors or discrepancies.

For transactions for which you receive confirmation statements, if you notify us of an error within 30 days of the confirmation date, we will correct the transaction. For transactions for which you only receive a quarterly statement, if you notify us of an error within 90 days of the end of the quarter in which the error occurred, we will correct the transaction.

Purchases, Exchanges, and Redemptions
Purchases

The Funds, with the exception of the Diversified Assets Fund, are open for investment by, but not limited to, the following: (i) the VantageTrust Funds; (ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Section 401 or 457 of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Accounts (“IRAs”) of employees of state and local governments and the IRAs of other persons having a familial or other close relationship to those public sector employees; (iv) persons participating in the VantageCare Retirement Health Savings Plan; (v) 529 college savings plans; (vi) certain tax-exempt or not-for-profit entities; (vii) Directors of The Vantagepoint Funds; (viii) VantageCare RHS Employer Investment Program; and (ix) ICMA-RC and its affiliates. The details of such eligibility criteria are set forth in the account application.

The Funds, other than the Money Market, Model Portfolio and Milestone Funds, are also available for investment by other Vantagepoint Funds. Currently, the Diversified Assets Fund is available for investment only by the Model Portfolio Funds and Milestone Funds.

EZLink is an Internet platform provided by ICMA-RC for on-line retirement plan administration services for plan sponsors. EZLink provides easy, efficient, and secure access to plan information as well as a secure platform for submitting transactions without the delays and quality deficiencies associated with the mailing and handling of paper documents.

There are no minimum investment amounts (except for Vantagepoint Elite investors—see below), front-end sales charges, deferred sales charges or back-end sales charges associated with investments in the Funds. Certain employee benefit plans may impose their own minimums.

The Vantagepoint Funds reserve the right in their sole discretion to (i) suspend the offering of their shares or (ii) to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund or Funds.

Purchases—Vantagepoint Elite

Shares of The Vantagepoint Funds are available for purchase through the Vantagepoint Elite program by ICMA-RC accountholders or on behalf of a minor if the custodian is an ICMA-RC accountholder. An initial contribution by the accountholder of $5,000 in a Fund is necessary in order to open a Vantagepoint Elite account. The minimum subsequent investment for Vantagepoint Elite investors is $1,000, except that a Vantagepoint Elite investor may make subsequent investments through an Automatic Investment Program in minimum amounts of $200. There are no front-end sales charges, deferred sales charges or back-end sales charges. Other transaction fees may apply. Ineligible Vantagepoint Elite investments will be returned promptly upon detection and the Fund will retain any earnings on such accounts and the ineligible investor will bear any losses. For more information about opening a Vantagepoint Elite account please call 800-669-7400 or contact the Funds at InvestorServices@icmarc.org.

Purchases by Employee
Benefit Plans

Employee benefit plans must fill out a retirement plan account form that is to be signed by the plan’s trustee or other authorized official.

Investors may submit purchase orders to the Funds through payroll deduction or from other retirement plans as often as daily. Payments may be transmitted by check, wire, and Automated Clearing House (“ACH”), although it is preferred that the Funds receive payments by wire. Investment detail must be submitted electronically via EZLink.

Purchase orders received in “good order” prior to the Fund’s close of business on any business day are posted to investor accounts at the closing NAV of that day, or if the day the contributions are received is not a business day, at the closing NAV of the next business day. Purchase orders received in good order after close of business are posted at the closing NAV of the next business day.

Posting of contributions to investor accounts is contingent upon submission of purchase orders in good order to The Vantagepoint Funds. This means that the requests must be accompanied by sufficient detail to enable The Vantagepoint Funds to allocate assets properly. If a purchase request is not received in good order, the deposit is held in a non-interest bearing account until all necessary information is received. If the purchase request is still not in good order after three business days, the assets are returned to the investor. Purchases received for unidentified accounts for which no account form has been received will be returned to the investor.

With respect to purchases made through VantageTrust, or by certain employee benefit plans and other types of omnibus accounts, other procedures may apply as to the delivery of purchase instructions.

Purchases by IRA Investors

Payroll Deduction IRAs—Purchases made through payroll deduction of IRA contributions will be handled the same as purchases made by employee benefit plans, but will require a separate account form or an electronic application via the IRA Wizard through the Funds’ website (www.icmarc.org). Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See “Purchases by Employee Benefit Plans.”

Non-Payroll Deduction IRAs—First time IRA investors must fill out an IRA account application and mail it to the Funds along with a check, or complete the electronic application via the IRA Wizard through the Funds’ website (www.icmarc.org). Please call 800-669-7400 for assistance when you are establishing a non-payroll deduction IRA account. Timing of investment, exchanges, and available services will be the same as those for employee benefit plans. See “Purchases by Employee Benefit Plans.”

Exchanges and Allocations
Among Funds

Investors normally may submit exchange requests through the Funds’ website (www.icmarc.org), or by telephone exclusively through the VantageLine phone system at 800-669-7400. Remember that an exchange is a two-part transaction - a redemption of shares in one Fund and a purchase of shares in another Fund.

Exchange requests received in good order prior to the Fund’s close of business on a business day are posted to investor accounts at that day’s closing NAV. Exchange requests received in good order after close of business will be posted at the closing NAV of the next business day.

The allocation of new purchase amounts among the Funds may be changed by investors without charge or limitation.

Confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt. Refer to “Reporting to Investors” on how to report an error to The Vantagepoint Funds.

Exchanges—Vantagepoint Elite

Vantagepoint Elite investors may exchange their shares of one Vantagepoint Fund for shares of another Vantagepoint Fund. Vantagepoint Elite investors normally may exchange shares on any business day by Account Access, online at uvest.com, or telephone by speaking to a brokerage representative at 800-669-7400 or 800-277-7700. If shares have been purchased by check, an investor will not be able to exchange those shares until the check has cleared (which may take up to 15 days from the date of purchase). Additional transaction fees may apply.

An exchange is a redemption of shares in one Fund and a purchase of shares of another Fund. The sale price and purchase price will be based on the NAV next calculated after the exchange request has been received and is in good order.

Confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt. Refer to “Reporting to Investors” on how to report an error to The Vantagepoint Funds.

Exchanges by Telephone

Investors normally may make exchanges through VantageLine, the Funds’ automated service line by calling 800-669-7400. Instructions received through VantageLine must be accompanied by a Personal Identification Number. In addition, verbal instructions given to a telephone representative will be accepted upon verification of your identity and will be recorded to permit verification.

Confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt. Refer to “Reporting to Investors” on how to report an error to The Vantagepoint Funds.

VantageLine is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Neither the Funds, the Funds’ investment adviser nor the Funds’ transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should the VantageLine service or the “800” number become unavailable, transactions may be made through the Funds’ website (www.icmarc.org), as described below, or by express mail to the attention of the Workflow Management Team, 777 N. Capitol Street, NE, Suite 600, Washington, D.C. 20002, at the shareholders’ expense.

Internet Access

The Funds maintain a home page on the Internet. The address is www.icmarc.org. Information available from the site’s “Account Access” feature (which requires a special password) includes account balances, investment allocations, and investment performance. You may also execute transactions or make changes in your investment allocation via Account Access. The transfer agent for the Funds will require that instructions received over the Internet be accompanied by a password.

Confirmations are normally sent to investors on the business day following the day the transaction occurs. Investors should verify the accuracy of information in confirmations immediately upon receipt. Refer to “Reporting to Investors” on how to report an error to The Vantagepoint Funds.

Account Access is normally available 24 hours a day, seven days a week for your convenience; however, service availability is not guaranteed. Accordingly, neither the Funds, the Funds’ investment adviser, nor the Funds’ transfer agent will be responsible for any loss (or foregone gain) you may experience as a result of the service being unavailable or inoperative.

Should Account Access become unavailable, transactions may be made through VantageLine or the “800” number, as described in “Exchanges by Telephone.”

Redemptions

Shares may be redeemed on any business day, subject to certain restrictions imposed by the Internal Revenue Code of 1986, as amended, on the timing of distributions under tax-favored employee benefit plans and IRAs. If investment in the Funds has been made through one or more of these plans, please call 800-669-7400 regarding these restrictions. With the exception of redemptions that are made to effect exchanges among the Vantagepoint Funds, redemption requests must be in writing.

If you wish to redeem shares you hold through an employer-sponsored employee benefit plan, you must submit a written request to withdraw assets from the plan or to transfer assets to another eligible plan. The appropriate form may be obtained by contacting Investor Services at 800-669-7400. You also may exchange your shares for shares of other investment options available under your plan at any time.

To redeem shares that you own through an IRA or a VantageCare Retirement Health Savings Employer Investment Program (“EIP”) account, you must send your request to us, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010, and include the following information:

•	The full name in which your account is held;

•	Your social security number or, if applicable, your Employer Identification Number;

•	Your name and address;

•	The exact name(s) of the Fund(s) whose shares you wish to redeem;

•	The dollar amount or number of shares of each Fund to be redeemed;

•	How the assets are to be distributed to you (by mail or by wire);

•	If funds are to be distributed by wire, wire instructions.

A signature guarantee may be required, at the Funds’ discretion, for certain redemptions.

A form for requesting IRA account withdrawals is available online through Account Access or by contacting Investor Services at 800-669-7400.

To request a form for redeeming shares owned through an EIP account, please contact Client Services at 800-326-7272.

Redemptions—Vantagepoint Elite

A Vantagepoint Elite investor may redeem shares on any business day by Account Access, online at www.uvest.com or telephone by speaking to a brokerage representative at 800-669-7400 or 800-277-7700. The redemption price of each share will be the next NAV determined after the redemption request has been received and is in good order.

Inability to Conduct Business

The Funds are normally open for business and operating on any given day during which the NYSE is open for business. Please see “Shareholder Information” for the definition of a business day.

However, unusual circumstances including, but not limited to, severe and extraordinary weather conditions, flooding, other natural disasters, pandemic flu or other epidemics, regional power failures, fires, market disruption, civil disturbances, or other emergencies may prevent the Funds or their service providers, including Vantagepoint Transfer Agents, LLC (“VTA”) or ICMA-RC Services, LLC (“ICMA-RC Services”) from conducting business on a given day or for longer periods of time. In addition, in some cases, VIA, VTA or ICMA-RC Services may be open for business but operating on a limited basis and may require that investment transactions and other orders or directions be sent via the internet through Account Access or through the VantageLine automated voice response system to ensure the receipt and processing of such requests.

Frequent Purchases and Redemptions of Fund Shares

The Funds discourage short-term or frequent trading, often referred to as “market timing,” in Fund shares and seek to restrict or reject such trading or take other action to prevent it when identified and judged by the Funds or its transfer agent or adviser to be detrimental to the interests of the Fund and its long-term shareholders. The Funds are intended for long-term investment. Frequent purchases and redemptions of Fund shares may present risks for the Funds and their long-term shareholders as described below.

Frequent Trading Generally—The Board of Directors has adopted the following policies regarding frequent trading in Fund shares:

The following trading practices generally will result in the Funds taking action as described under “Consequences of Frequent Trading for Investors” below: (1) three or more “roundtrips” in the same Fund within any rolling 90-day period, or (2) ten or more “roundtrips” in the same Fund within any rolling 365-day period. A “roundtrip” is defined as a purchase of a Fund’s shares followed by a redemption of the same Fund’s shares during the relevant period. For example, three purchases and three redemptions must occur within a 90-day period or ten purchases and ten redemptions must occur within a 365-day period. If trading activity in a Fund reaches or exceeds either threshold described above, the Fund normally will take action to deter future frequent trading in the Fund, as discussed below. The Funds also may take action, even if the above thresholds are not met, if the trading is deemed to be disruptive for other reasons (e.g., excessively large trade amount).

The Funds may change the definition of frequent trading at any time without prior notice, depending upon factors such as the protection of the best interests of long-term investors and/or state or Federal regulatory requirements. It is expected that this policy will change over time to reflect the changing nature and strategies of frequent traders.

Certain types of transactions generally do not raise frequent trading concerns and normally will not require application of the Funds’ restrictions on frequent trading. These transactions include, but are not limited to: (1) reinvestment of dividends; (2) automatic investment/contribution, asset allocation (including accounts maintained under investment advisory programs or agreements) or withdrawal plans (including regularly scheduled and required minimum distributions); (3) retirement plan loan distributions and repayments; (4) certain retirement plan withdrawal events; (5) transactions initiated by a plan sponsor; and (6) transfers of assets that are non-investor driven.

Risks of Frequent Trades for the Funds—Depending on various factors, including the size of a Fund, the nature of the Fund’s portfolio holdings, the amount of Fund assets typically maintained in cash or cash equivalents, and the dollar amount, number and frequency of trades, short–term or excessive trading may:

•	interfere with the efficient management of a Fund’s portfolio,

•	increase a Fund’s transaction costs, administrative costs or taxes, that are borne by all shareholders, including long-term investors that do not trade frequently,

•	impact Fund performance, and/or

•	otherwise be detrimental to the interests of a Fund and its shareholders.

In addition, under certain circumstances, frequent trading in Fund shares may dilute the value of a Fund’s shares. This may happen when certain investors try to take advantage of possible delays between the change in the value of the Fund’s portfolio holdings and the reflection of that change in the Fund’s NAV. This is sometimes called “arbitrage market timing.” Arbitrage market timing could, under certain circumstances, dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices of the Fund’s portfolio securities. The risk of arbitrage market timing particularly applies to those Vantagepoint Funds that hold significant investments in foreign securities, as certain foreign markets close several hours ahead of the U.S. markets and to those Vantagepoint Funds that have a significant portion of their assets invested in small-cap securities and other types of investments that may not trade frequently.

Please see “Valuation of the Funds’ Investment Securities” for more information.

Consequences of Frequent Trading for Investors—Although the Funds, their investment adviser and their transfer agent endeavor to apply the Funds’ frequent trading policies uniformly, monitoring and evaluating the potential detrimental or harmful effects of frequent trading on the Funds involves inherently subjective judgments. The Funds, their investment adviser and their transfer agent will not knowingly accommodate trading activity that they have identified as being detrimental to the Funds by, or make any exceptions to the Funds’ frequent trading policies with respect to such trading activity for, any particular Fund shareholder or category of shareholders. Accordingly, if the Funds’ investment adviser or transfer agent becomes aware that an investor may be engaged in frequent trading in a Fund as described above and they conclude that such trading may be detrimental to the Fund, one or more of the following actions may be taken:

Account Monitoring and Shareholder Communications—The Funds and their service providers may increase the monitoring of the investor’s account(s) based on trading activity and account history, and may communicate with the investor either over the phone or in writing about trading activities in an effort to deter such activities. If such communications fail to deter the frequent or otherwise harmful trading activity, further action may be taken, as discussed below.

Barring Future Purchases—The Funds may temporarily (e.g., for a period of 180 days) or permanently bar the investor’s future purchases into the Fund (or other Funds) or may limit the amount, number or frequency of any future purchases and/or the method by which the investor may request future purchases and redemptions.

Rejecting, Canceling and Revoking Purchases and Exchanges—The Funds’ investment adviser and/or transfer agent, on behalf of the Funds, may reject any purchase or exchange order for any series for any reason in their sole discretion, including for suspicion of frequent trading. Further, purchase orders placed in violation or suspected violation of the Funds’ frequent trading policy are not necessarily deemed accepted by the Funds and may be canceled or revoked by the Funds’ transfer agent effective the next business day following receipt by the Funds.

Steps to Reduce Frequent Trading—From time to time, the Funds’ investment adviser and/or transfer agent may use several methods in an effort to reduce the risks of harmful frequent trading. These may include one or more of the following:

(1)	reviewing recent trades in Fund shares in an effort to identify possible frequent trading activity;

(2)	refusing, barring, or otherwise limiting purchase orders;

(3)	closing shareholder accounts and involuntarily redeeming Fund shares as permitted by law;

(4)	imposing specific limitations on transfers in the International Fund and the Overseas Equity Index Fund (see below); and

(5)	using a third party fair valuation model to provide fair value prices for certain foreign equity securities.

The Funds also reserve the right to reject any order to purchase shares of any Fund when, in management’s judgment and in its sole discretion, rejection of an order is in the best interests of the Funds and their long-term shareholders.

Limitations on the Effectiveness of Frequent Trading Policy—The Funds will take steps to detect and deter harmful frequent trading, but there can be no assurances that all such trading will be detected and prevented or that the Funds or their service providers will be able to completely eliminate, reduce or deter harmful frequent trading activities. The Funds reserve the right to amend their frequent trading policy and procedures at any time.

Trading Through Intermediaries—You are subject to this policy whether you are a direct shareholder of a Fund or you are investing indirectly in a Fund through an employee benefit plan whose assets are held by the VantageTrust or another trustee or if you are investing through another intermediary.

While the Funds’ investment adviser and transfer agent will encourage financial intermediaries to apply the Funds’ frequent trading policy to their customers who invest indirectly in the Funds, the Funds’ investment adviser and transfer agent may not always be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. However, the Funds’ investment adviser and transfer agent review trading activity at the omnibus account level to seek to identify patterns that may suggest trading activity contrary to the Funds’ frequent trading policy. If they believe that such activity may have occurred, the Funds’ investment adviser and transfer agent may request and receive personal identifying information and transaction histories for some or all underlying Fund shareholders (or in the case of retirement plans, underlying plan participants). Should the Funds’ investment adviser or transfer agent subsequently determine that an underlying shareholder has violated the Funds’ frequent trading policy, it will instruct the intermediary to take appropriate action in accordance with the Funds’ frequent trading policy.

Transfer Policy for Vantagepoint International Fund and Vantagepoint Overseas Equity Fund—The following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors (except for the Model Portfolio Funds or Milestone Funds) who transfer assets out of these Funds must wait at least 91 days before transferring assets back into the same Fund. This policy affects transfers only. It does not affect regular contributions or disbursements. The above transfer policy does not apply to an investor’s transactions in shares of the Model Portfolio Funds or Milestone Funds even though these Funds from time to time invest a portion of their assets in the International Fund or the Overseas Equity Index Fund.

This policy is designed to protect long-term investors in these Funds. When money is transferred into or out of the Funds, the portfolio managers may be required to buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading may generate higher-than-usual transaction costs that are borne by all shareholders, including those who do not trade frequently.

The Funds also have adopted this policy to control frequent trading and to protect the interests of long-term investors in the Funds.

Distribution Arrangements

ICMA-RC Services serves as distributor to the Funds. ICMA-RC Services receives no compensation for its services as distributor. ICMA-RC Services has entered into an agreement with UVEST Financial Service Group, Inc. (“UVEST”), a broker dealer not affiliated with ICMA-RC Services or the Funds, wherein UVEST will make the Funds available to Vantagepoint Elite investors. Under certain circumstances, ICMA-RC Services will reimburse UVEST a portion of the transaction and exchange fees assessed to UVEST by the broker-dealer firm that clears and settles transactions for UVEST in connection with purchases or redemptions of shares of the Funds.

Taxation

Each of the Vantagepoint Funds has elected to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. A regulated investment company generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds distribute ordinary income and capital gains, if any, at least annually.

Shareholders who invest in the Funds through tax-qualified plans ordinarily will not be taxed on such distributions until they receive distributions/withdrawals from such plans. All earnings and gains are reinvested in the Fund and used to purchase additional shares. Investors in the Vantagepoint Elite program may receive these distributions in cash. An investor should consult his/her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.

Distributions paid to Vantagepoint Elite investors will normally be taxed as income or capital gains when they are received whether or not they are reinvested. Such dividends and distributions may be subject to federal, state and local taxation. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15% (0% for individuals in lower tax brackets). Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss.

In November 2001, the Funds began offering their shares to taxable investors. Before that time, the Funds offered their shares exclusively to retirement plans and other tax-exempt investors. The Funds’ after-tax returns in the performance tables included in the “Investment Objectives, Investment Policies, Principal Investment Strategies, and Related Risks and Performance” section of this prospectus reflect the Funds’ returns during periods when the Funds offered their shares exclusively to tax-exempt investors, and as a result may not be helpful to taxable investors.

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.

Financial Highlights

The following financial highlights table is intended to help you understand a Fund’s performance for the period of the Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by                    . There are no financial highlights shown for the Milestone 2045 Fund because it commenced operations as of the date of this prospectus.

Financial Highlights
(For a share outstanding throughout each period)

	Diversified Assets
	For the Six		For the	For the
	Months Ended		Year Ended	Period from
	June 30, 2009		December 31,	October 30, 2007**
	(Unaudited)		2008	to December 31, 2007
Net Asset Value, beginning of period	$9.28		$9.95	$10.00
Income from investment operations:
Net investment income	0.05		0.28	0.06
Net realized and unrealized gain (loss) on investments	0.25		(0.95)	(0.07)

Total from investment operations	0.30		(0.67)	(0.01)

Less distributions:
From net investment income	—		—	(0.04)
From net realized gains	—		(0.00)*	—

Total distributions	—		(0.00)*	(0.04)

Net Asset Value, end of period	$9.58		$9.28	$9.95

Total return	3.23	%††	(6.73)%	(0.07	)%††
Ratios/Supplemental data:
Net assets, end of period (000)	$383,030		$338,090	$465,175
Ratios to average net assets:
Ratio of expenses to average net assets	0.99	%†	1.00%	1.02	%†
Ratio of net investment income to average net assets	1.18	%†	2.30%	3.52	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.96	%†	0.99%	1.01	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.21	%†	2.31%	3.53	%†
Portfolio turnover	91	%††	89%	16	%††

*	—Rounds to less than $0.01
 ** —Commencement of operations

†	—Annualized
††	—Not annualized

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Savings Oriented
	For the
	Six Months		For the	For the	For the	For the	For the
	Ended June		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$20.58		$24.70	$24.70	$24.23	$24.21	$23.53
Income from investment operations:
Net investment income	0.21		0.73	0.88	0.84	0.72	0.66
Net realized and unrealized gain (loss) on investments	1.02		(3.63)	0.63	0.83	0.02	0.70

Total from investment operations	1.23		(2.90)	1.51	1.67	0.74	1.36

Less distributions:
From net investment income	—		(0.70)	(0.96)	(0.86)	(0.72)	(0.68)
From net realized gains	—		(0.52)	(0.55)	(0.34)	—	—

Total distributions	—		(1.22)	(1.51)	(1.20)	(0.72)	(0.68)

Net Asset Value, end of period	$21.81		$20.58	$24.70	$24.70	$24.23	$24.21

Total return	5.98	%††	(11.67)%	6.15%	6.90%	3.06%	5.78%
Ratios/Supplemental data:
Net assets, end of period (000)	$266,902		$255,970	$311,455	$292,287	$281,036	$260,976
Ratios to average net assets:
Ratio of expenses to average net assets	0.16	%†	0.16%	0.15%	0.15%	0.16%	0.15%
Ratio of net investment income to average net assets	2.08	%†	2.88%	3.66%	3.36%	3.01%	3.07%
Portfolio turnover	6	%††	18%	27%	11%	9%	42%

†	—Annualized
††	—Not annualized

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Conservative Growth
	For the
	Six Months		For the	For the	For the	For the	For the
	Ended June		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$19.04		$24.62	$24.48	$23.24	$22.87	$21.95
Income from investment operations:
Net investment income	0.16		0.58	0.68	0.69	0.62	0.56
Net realized and unrealized gain (loss) on investments	1.04		(4.92)	0.92	1.26	0.37	0.92

Total from investment operations	1.20		(4.34)	1.60	1.95	0.99	1.48

Less distributions:
From net investment income	—		(0.53)	(0.75)	(0.71)	(0.62)	(0.56)
From net realized gains	—		(0.71)	(0.71)	—	—	—

Total distributions	—		(1.24)	(1.46)	(0.71)	(0.62)	(0.56)

Net Asset Value, end of period	$20.24		$19.04	$24.62	$24.48	$23.24	$22.87

Total return	6.30	%††	(17.56)%	6.57%	8.38%	4.31%	6.74%
Ratios/Supplemental data:
Net assets, end of period (000)	$461,030		$449,433	$597,775	$549,966	$512,992	$480,096
Ratios to average net assets:
Ratio of expenses to average net assets	0.15	%†	0.15%	0.14%	0.15%	0.15%	0.14%
Ratio of net investment income to average net assets	1.68	%†	2.40%	2.99%	2.86%	2.72%	2.70%
Portfolio turnover	7	%††	19%	27%	9%	7%	27%

†	—Annualized
††	—Not annualized

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth
	For the
	Six Months		For the	For the	For the	For the	For the
	Ended June		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$16.65		$24.04	$24.26	$22.46	$21.67	$20.45
Income from investment operations:
Net investment income	0.08		0.38	0.46	0.48	0.47	0.39
Net realized and unrealized gain (loss) on investments	1.08		(6.53)	1.25	1.86	0.79	1.22

Total from investment operations	1.16		(6.15)	1.71	2.34	1.26	1.61

Less distributions:
From net investment income	—		(0.30)	(0.56)	(0.51)	(0.47)	(0.39)
From net realized gains	—		(0.94)	(1.37)	(0.03)	—	—

Total distributions	—		(1.24)	(1.93)	(0.54)	(0.47)	(0.39)

Net Asset Value, end of period	$17.81		$16.65	$24.04	$24.26	$22.46	$21.67

Total return	6.97	%††	(25.39)%	7.03%	10.42%	5.79%	7.89%
Ratios/Supplemental data:
Net assets, end of period (000)	$1,135,817		$1,072,076	$1,487,224	$1,331,012	$1,135,671	$1,005,076
Ratios to average net assets:
Ratio of expenses to average net assets	0.14	%†	0.13%	0.13%	0.13%	0.14%	0.14%
Ratio of net investment income to average net assets	1.02	%†	1.74%	2.23%	2.13%	2.21%	2.01%
Portfolio turnover	7	%††	20%	28%	6%	4%	14%

†	—Annualized
††	—Not annualized

Financial Highlights
(For a share outstanding throughout each period)

	Model Portfolio Long-Term Growth
	For the
	Six Months		For the	For the	For the	For the	For the
	Ended June		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	30, 2009		December 31,	December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005	2004

Net Asset Value, beginning of period	$15.35		$24.26	$24.56	$22.16	$21.02	$19.48
Income from investment operations:
Net investment income	0.04		0.24	0.26	0.34	0.38	0.26
Net realized and unrealized gain (loss) on investments	1.11		(7.81)	1.64	2.43	1.14	1.54

Total from investment operations	1.15		(7.57)	1.90	2.77	1.52	1.80

Less distributions:
From net investment income	—		(0.21)	(0.43)	(0.32)	(0.38)	(0.26)
From net realized gains	—		(1.13)	(1.77)	(0.05)	—	(0.00)*

Total distributions	—		(1.34)	(2.20)	(0.37)	(0.38)	(0.26)

Net Asset Value, end of period	$16.50		$15.35	$24.26	$24.56	$22.16	$21.02

Total return	7.49	%††	(30.99)%	7.74%	12.50%	7.24%	9.25%
Ratios/Supplemental data:
Net assets, end of period (000)	$1,325,089		$1,203,596	$1,677,987	$1,470,918	$1,209,329	$1,040,507
Ratios to average net assets:
Ratio of expenses to average net assets	0.14	%†	0.13%	0.12%	0.13%	0.14%	0.14%
Ratio of net investment income to average net assets	0.59	%†	1.16%	1.57%	1.51%	1.87%	1.39%
Portfolio turnover	4	%††	14%	27%	6%	7%	8%

*	—Rounds to less than $0.01
†	—Annualized
††	—Not annualized

Financial Highlights
(For a share outstanding throughout each period)

	Milestone Funds
	Milestone Retirement Income							Milestone 2010 Fund							Milestone 2015 Fund							Milestone 2020 Fund
	For the							For the							For the							For the
	Six Months		For the	For the	For the	For the		Six Months		For the	For the	For the	For the		Six Months		For the	For the	For the	For the		Six Months		For the	For the	For the	For the
	Ended June		Year Ended	Year Ended	Year Ended	Year Ended		Ended June		Year Ended	Year Ended	Year Ended	Year Ended		Ended June		Year Ended	Year Ended	Year Ended	Year Ended		Ended June		Year Ended	Year Ended	Year Ended	Year Ended
	30, 2009		December 31,	December 31,	December 31,	December 31,		30, 2009		December 31,	December 31,	December 31,	December 31,		30, 2009		December 31,	December 31,	December 31,	December 31,		30, 2009		December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005		(Unaudited)		2008	2007	2006	2005		(Unaudited)		2008	2007	2006	2005		(Unaudited)		2008	2007	2006	2005

Net Asset Value, beginning of period	$8.56		$10.61	$10.51	$10.14	$10.00		$8.27		$10.65	$10.85	$10.28	$10.00		$7.96		$11.13	$11.29	$10.44	$10.00		$7.83		$11.38	$11.52	$10.50	$10.00
Income from investment operations:
Net investment income	0.07		0.29	0.27	0.29	0.19		0.07		0.23	0.27	0.24	0.18		0.04		0.17	0.22	0.19	0.15		0.04		0.13	0.20	0.18	0.14
Net realized and unrealized gain (loss) on investments	0.48		(1.76)	0.36	0.48	0.15		0.49		(2.09)	0.42	0.68	0.29		0.52		(2.80)	0.56	0.94	0.44		0.49		(3.20)	0.63	1.07	0.50

Total from investment operations	0.55		(1.47)	0.63	0.77	0.34		0.56		(1.86)	0.69	0.92	0.47		0.56		(2.63)	0.78	1.13	0.59		0.53		(3.07)	0.83	1.25	0.64

Less distributions:
From net investment income	—		(0.29)	(0.29)	(0.29)	(0.19)		—		(0.23)	(0.30)	(0.25)	(0.18)		—		(0.18)	(0.25)	(0.20)	(0.15)		—		(0.14)	(0.23)	(0.18)	(0.14)
From net realized gains	—		(0.29)	(0.24)	(0.11)	(0.01)		—		(0.29)	(0.59)	(0.10)	(0.01)		—		(0.36)	(0.69)	(0.08)	(0.00	)*	—		(0.34)	(0.74)	(0.05)	(0.00	)*

Total distributions	—		(0.58)	(0.53)	(0.40)	(0.20)		—		(0.52)	(0.89)	(0.35)	(0.19)		—		(0.54)	(0.94)	(0.28)	(0.15)		—		(0.48)	(0.97)	(0.23)	(0.14)

Net Asset Value, end of period	$9.11		$8.56	$10.61	$10.51	$10.14		$8.83		$8.27	$10.65	$10.85	$10.28		$8.52		$7.96	$11.13	$11.29	$10.44		$8.36		$7.83	$11.38	$11.52	$10.50

Total return	6.43	%††	(13.76)%	6.05%	7.52%	3.39	%††	6.77	%††	(17.34)%	6.43%	8.95%	4.65	%††	7.04	%††	(23.54)%	6.88%	10.87%	5.93	%††	6.77	%††	(26.86)%	7.17%	11.92%	6.48	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$53,543		$43,323	$54,573	$22,534	$13,146		$75,902		$65,043	$70,403	$48,483	$26,638		$143,454		$120,249	$138,535	$84,357	$41,455		$139,184		$112,440	$112,064	$62,402	$27,240
Ratios to average net assets:
Ratio of expenses to average net assets	0.25	%†	0.27%	0.30%	0.53%	1.20	%†	0.21	%†	0.23%	0.24%	0.32%	0.62	%†	0.18	%†	0.19%	0.18%	0.24%	0.48	%†	0.18	%†	0.19%	0.20%	0.28%	0.67	%†
Ratio of net investment income to average net assets	1.80	%†	2.55%	3.48%	3.06%	2.54	%†	1.63	%†	2.31%	2.97%	2.74%	2.49	%†	1.19	%†	1.81%	2.57%	2.33%	2.43	%†	1.08	%†	1.50%	2.23%	2.05%	2.14	%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.13	%†	0.07%	0.14%	0.16%	0.15	%†	0.16	%†	0.13%	0.18%	0.18%	0.15	%†	0.16	%†	0.14%	0.18%	0.17%	0.15	%†	0.17	%†	0.15%	0.19%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	1.92	%†	2.74%	3.63%	3.43%	3.59	%†	1.69	%†	2.41%	3.02%	2.88%	2.97	%†	1.21	%†	1.85%	2.57%	2.39%	2.76	%†	1.10	%†	1.54%	2.24%	2.16%	2.67	%†
Portfolio turnover	13	%††	36%	63%	25%	35	%††	15	%††	27%	58%	15%	18	%††	11	%††	21%	40%	10%	8	%††	6	%††	12%	40%	5%	6	%††

*	—Rounds to less than $0.01

†	—Annualized
††	—Not annualized

Financial Highlights
(For a share outstanding throughout each period)

	Milestone Funds
	Milestone 2025 Fund							Milestone 2030 Fund							Milestone 2035 Fund							Milestone 2040 Fund
	For the							For the							For the							For the
	Six Months		For the	For the	For the	For the		Six Months		For the	For the	For the	For the		Six Months		For the	For the	For the	For the		Six Months		For the	For the	For the	For the
	Ended June		Year Ended	Year Ended	Year Ended	Year Ended		Ended June		Year Ended	Year Ended	Year Ended	Year Ended		Ended June		Year Ended	Year Ended	Year Ended	Year Ended		Ended June		Year Ended	Year Ended	Year Ended	Year Ended
	30, 2009		December 31,	December 31,	December 31,	December 31,		30, 2009		December 31,	December 31,	December 31,	December 31,		30, 2009		December 31,	December 31,	December 31,	December 31,		30, 2009		December 31,	December 31,	December 31,	December 31,
	(Unaudited)		2008	2007	2006	2005		(Unaudited)		2008	2007	2006	2005		(Unaudited)		2008	2007	2006	2005		(Unaudited)		2008	2007	2006	2005

Net Asset Value, beginning of period	$7.58		$11.55	$11.72	$10.58	$10.00		$7.45		$11.75	$11.88	$10.64	$10.00		$7.21		$11.83	$11.98	$10.69	$10.00		$7.10		$11.85	$11.91	$10.68	$10.00
Income from investment operations:
Net investment income	0.02		0.10	0.16	0.15	0.14		0.01		0.08	0.14	0.14	0.13		0.01		0.08	0.12	0.13	0.12		0.01		0.08	0.11	0.12	0.12
Net realized and unrealized gain (loss) on investments	0.51		(3.57)	0.68	1.19	0.58		0.52		(3.92)	0.70	1.30	0.64		0.53		(4.23)	0.75	1.36	0.69		0.53		(4.38)	0.75	1.39	0.70

Total from investment operations	0.53		(3.47)	0.84	1.34	0.72		0.53		(3.84)	0.84	1.44	0.77		0.54		(4.15)	0.87	1.49	0.81		0.54		(4.30)	0.86	1.51	0.82

Less distributions:
From net investment income	—		(0.11)	(0.20)	(0.16)	(0.14)		—		(0.09)	(0.18)	(0.15)	(0.13)		—		(0.08)	(0.17)	(0.13)	(0.12)		—		(0.08)	(0.16)	(0.13)	(0.12)
From net realized gains	—		(0.39)	(0.81)	(0.04)	(0.00	)*	—		(0.37)	(0.79)	(0.05)	(0.00	)*	—		(0.39)	(0.85)	(0.07)	(0.00	)*	—		(0.37)	(0.76)	(0.15)	(0.02)

Total distributions	—		(0.50)	(1.01)	(0.20)	(0.14)		—		(0.46)	(0.97)	(0.20)	(0.13)		—		(0.47)	(1.02)	(0.20)	(0.12)		—		(0.45)	(0.92)	(0.28)	(0.14)

Net Asset Value, end of period	$8.11		$7.58	$11.55	$11.72	$10.58		$7.98		$7.45	$11.75	$11.88	$10.64		$7.75		$7.21	$11.83	$11.98	$10.69		$7.64		$7.10	$11.85	$11.91	$10.68

Total return	6.99	%††	(29.90)%	7.17%	12.70%	7.18	%††	7.11	%††	(32.54)%	7.11%	13.52%	7.68	%††	7.49	%††	(34.91)%	7.25%	14.00%	8.13	%††	7.61	%††	(36.13)%	7.23%	14.14%	8.14	%††
Ratios/Supplemental data:
Net assets, end of period (000)	$107,238		$81,317	$83,891	$48,804	$19,479		$87,507		$66,183	$61,465	$26,007	$10,054		$52,209		$37,375	$34,831	$16,418	$4,458		$59,154		$38,001	$32,882	$12,699	$3,087
Ratios to average net assets:
Ratio of expenses to average net assets	0.20	%†	0.21%	0.22%	0.33%	0.90	%†	0.21	%†	0.23%	0.26%	0.51%	1.75	%†	0.26	%†	0.31%	0.40%	0.76%	3.50	%†	0.25	%†	0.32%	0.43%	1.11%	5.49	%†
Ratio of net investment income (loss) to average net assets	0.72	%†	1.17%	1.98%	1.81%	1.81	%†	0.43	%†	1.01%	1.78%	1.43%	0.98	%†	0.30	%†	0.90%	1.60%	1.04%	(1.09	)%†	0.25	%†	0.92%	1.61%	0.90%	(2.91	)%†
Ratio of expenses to average net assets after expense reductions and reimbursed expenses	0.17	%†	0.15%	0.18%	0.18%	0.15	%†	0.18	%†	0.16%	0.20%	0.18%	0.15	%†	0.20	%†	0.19%	0.20%	0.18%	0.15	%†	0.20	%†	0.19%	0.19%	0.18%	0.15	%†
Ratio of net investment income to average net assets after expense reductions and reimbursed expenses	0.75	%†	1.22%	2.02%	1.96%	2.56	%†	0.46	%†	1.07%	1.85%	1.76%	2.58	%†	0.35	%†	1.03%	1.80%	1.62%	2.26	%†	0.30	%†	1.05%	1.85%	1.83%	2.43	%†
Portfolio turnover	5	%††	11%	38%	4%	7	%††	3	%††	10%	43%	3%	15	%††	3	%††	9%	40%	10%	13	%††	1	%††	11%	47%	24%	35	%††

*	—Rounds to less than $0.01

†	—Annualized
††	—Not annualized

(This page intentionally left blank)

(This page intentionally left blank)

The SAI includes additional information about The Vantagepoint Funds. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is part of this prospectus.

Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

You can obtain a free copy of the SAI and the most recent annual or semi-annual report by calling 800-669-7400. You may also call 800-669-7400 to request other information or to make shareholder inquiries. The SAI, annual and semi-annual reports are also available, free of charge, on The Vantagepoint Funds’ website at www.icmarc.org.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website
(www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0213. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Investment Company Act file number: 811-08941

BRC000-072-200905-181

This Prospectus is printed entirely on recycled paper.

THE VANTAGEPOINT FUNDS
STATEMENT OF ADDITIONAL INFORMATION
January 4, 2010

Actively Managed Funds	Model Portfolio Funds
Diversified Assets Fund	Model Portfolio Savings Oriented Fund
Model Portfolio Conservative Growth Fund
Model Portfolio Traditional Growth Fund
Model Portfolio Long-Term Growth Fund

Milestone Funds
Milestone Retirement Income Fund
Milestone 2010 Fund
Milestone 2015 Fund
Milestone 2020 Fund
Milestone 2025 Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund
Milestone 2045 Fund
The Vantagepoint Funds (the “Trust”) is an open-end management investment company which operates as a “series” investment company, offering the above-referenced distinct no-load, diversified investment portfolios (each portfolio, a “Fund” and collectively, the “Funds”), each having different investment objectives. This Statement of Additional Information (“SAI”) contains additional information about the Funds.
This SAI is not a Prospectus. This SAI is incorporated by reference into, and should be read in conjunction with, the Trust’s current Prospectus, dated January 4, 2010 (the “Prospectus”), as supplemented from time to time. A copy of the Prospectus, SAI, annual or semi-annual report may be obtained without charge by writing to the Trust at 777 N. Capitol Street, N.E., Washington, DC 20002, by calling 1-800-669-7400 or by e-mailing a request to InvestorServices@icmarc.org. These documents are also available, free of charge, on the Trust’s website at www.icmarc.org.

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust on July 28, 1998. It is managed by Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”), which in turn hires, subject to the approval of the Trust’s Board of Directors, and manages subadvisers who are responsible for the day-to-day investment management of and security selections for certain Funds.
The following discussion of investment objectives and policies for the Funds supplements, and should be read in conjunction with, the discussion of those objectives, principal investment strategies and policies set forth in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES
The policies and guidelines set forth below for each Fund govern the management of each Fund by VIA. Those designated as “fundamental” in this SAI and in the Prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the Prospectus may be revised at the discretion of the Board of Directors. The investment objective of each Fund is fundamental and any material change in a Fund’s fundamental investment objective requires the approval of a majority of a Fund’s shareholders.
With the exception of the Model Portfolio Funds and the Milestone Funds (the assets of which are managed directly by VIA), the assets of each Fund are managed by one or more subadvisers. Subadvisers are retained to manage all or a particular portion of each Fund’s assets under the terms of written investment advisory contracts with VIA and the Trust on the behalf of the applicable Fund. Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. Further information on each Fund’s subadviser(s) may be found in the Prospectus and this SAI. Each subadviser agrees to exercise complete management discretion over the assets of the Fund allocated to it in a manner consistent with the Fund’s investment policies and strategies set forth in the Prospectus and this SAI.
Consistent with Commodity Futures Trading Commission regulations, the Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.
The Model Portfolio and Milestone Funds pursue their objectives by investing all of their assets in shares of other mutual funds. The Model Portfolio and Milestone Funds currently allocate their assets among other Funds of the Trust. Each current underlying Fund’s investment objective and principal investment strategy is described in the Funds’ current Prospectus.
During unusual economic or market conditions, or for temporary defensive or liquidity purposes, when VIA or a subadviser determines that market or other conditions warrant, a Fund may invest up to 100% of its assets in or hold cash, cash equivalents or securities that would not ordinarily be consistent with the Fund’s objective(s). A Fund will do so only if VIA or a Fund’s subadviser believes the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment objective.
COMPARATIVE INDEXES
The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate. All of the indexes are unmanaged and do not reflect the costs of portfolio management, trading, fees, expenses or taxes.

Standard & Poors 500 Index (“S&P 500”) — consists of 500 stocks representing larger capitalization companies traded in the U.S.
Wilshire 5000 Total Market Index — consists of all U.S. equity securities with readily available price data and is calculated using a float-adjusted market capitalization weighting. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase.
Wilshire 4500 Completion Index — consists of all small and mid-cap stocks. It is constructed using the Wilshire 5000 Total Market Index securities with the companies in the S&P 500 Index removed and is calculated using a float-adjusted market capitalization weighting. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase.
Barclays Capital U.S. Long Treasury Bond Index — consists of all Treasury obligations with maturities of 10 years or greater.
Barclays Capital U.S. Aggregate Bond Index — consists of investment-grade U.S. fixed income securities.
Barclays Capital U.S. Intermediate Aggregate Bond Index — is comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to 10 years.
Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series-L) — consists of all U.S. Treasury Inflation Protected Securities rated investment grade or better, having at least one year to final maturity, and at least $250 million par amount outstanding. The Series L reference identifies this index as the former Lehman Brothers U.S. Treasury Inflation Protected Securities (TIPS) Index.
Merrill Lynch 1-3 Year US Corporate & Government Bond Index — tracks the performance of U.S. dollar-denominated investment grade Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.
MSCI Europe Australasia Far East (EAFE) (Net) Index (“EAFE Index”) — is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology.
Russell 1000 Index — measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Russell 1000 Growth Index — measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
Russell Midcap Index — measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.
Russell Midcap Growth Index — measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap Value Index — measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000 Index — measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell 3000 Index — measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Wilshire®, the Wilshire IndexesSM, Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM are service marks of Wilshire Associates Incorporated (“Wilshire”) and have been licensed for use by The Vantagepoint Funds. All content of the Wilshire IndexesSM, Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM is ©2009 Wilshire Associates Incorporated, all rights reserved. The Vantagepoint Funds are not sponsored, endorsed, sold or promoted by Wilshire, and Wilshire makes no representations or warranties with respect to The Vantagepoint Funds. Wilshire does not:
•	Sponsor, endorse, sell or promote The Vantagepoint Funds.

•	Recommend that any person invest in The Vantagepoint Funds or any other securities.

•	Have any responsibility or liability for or make any decisions about the timing, amount or pricing of The Vantagepoint Funds.

•	Have any responsibility or liability for the administration, management or marketing of The Vantagepoint Funds.

•	Consider the needs of The Vantagepoint Funds or the shareholders of The Vantagepoint Funds in determining, composing or calculating the Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM or have any obligation to do so.
Wilshire shall have no liability in connection with The Vantagepoint Funds. Specifically, Wilshire makes no representation or warranty, express or implied, regarding:
•	The results to be obtained by The Vantagepoint Funds, a shareholder of The Vantagepoint Funds or any other person in connection with the use of the Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM and the data included in the Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM;

•	The accuracy or completeness of the Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM and any related data;

•	The merchantability or the fitness for a particular purpose or use of the Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM and/or its related data;
Wilshire shall not have any liability for any errors, omissions or interruptions in the Wilshire 5000 Total Market IndexSM and Wilshire 4500 Completion IndexSM or related data. Under no circumstances will Wilshire be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Wilshire knows that they might occur. The licensing agreement between The Vantagepoint Funds and Wilshire is solely for their benefit and not for the benefit of the shareholders of The Vantagepoint Funds or any other third parties.
“Standard & Poor’s©”, “S&P©”, “S&P 500©”, ““Standard & Poor’s 500©”, and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Vantagepoint Funds. The Vantagepoint Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in The Vantagepoint Funds.

THE VANTAGEPOINT FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE VANTAGEPOINT FUNDS. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE VANTAGEPOINT FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF SHARES OF THE VANTAGEPOINT FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH SHARES OF THE VANTAGEPOINT FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE VANTAGEPOINT FUNDS.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE VANTAGEPOINT FUNDS, ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
ELIGIBLE INVESTMENTS
As noted in the following chart, the Funds (including the underlying Funds for each Model Portfolio and Milestone Fund) are authorized to invest in the types of securities and financial instruments listed below. See the following chart for information on which Funds may invest in which instruments and securities. This chart should be read in conjunction with the Prospectus and this SAI. Not every Fund will invest in all such securities and/or financial instruments that are indicated in the following chart.
Currently, the Model Portfolio and Milestone Funds expect to be fully invested in shares of underlying Funds.
Eligible Investments

Collateralized
	Asset-Backed	Cash & Cash	Certificates	Mortgage	Commercial Mortgage		Convertible		Exchange-Traded	Fixed-Income
	Securities	Equivalents	of Deposit	Obligations	Backed Securities	Commercial Paper	Securities	Depositary Receipts	Funds	Securities
Diversified Assets Fund	x	x		x	x	x	x	x	x	x

	Lower Rated Fixed Income Securities (High-Yield)	Foreign Securities	Forward Currency Contracts	Futures	Inflation Adjusted Securities	Investment Companies	Money Market Securities	Mortgage-Backed Securities	Options/ Options on Futures	Private Investments in Public Companies
Diversified Assets Fund	x	x	x	x	x	x	x	x	x	x

Real Estate
	Investment Trusts	Restricted				U.S. Gov’t		Eurodollar		When-Issued
	(“REITs”)	Securities	Rights and Warrants	Securities Lending	Swaps/ Swap Options	Securities	Yankee Bonds	Instruments	Municipal Securities	Securities
Diversified Assets Fund	x	x	x		x	x	x	x	x	x

Other Vantagepoint Funds
(other than the Money Market, Model Portfolio and Milestone Funds)
Model Portfolio Savings Oriented Fund	X[2]
Model Portfolio Conservative Growth Fund	X[2]
Model Portfolio Traditional Growth Fund	X[2]
Model Portfolio Long-Term Growth Fund	X[2]
Milestone Retirement Income Fund	X[2]
Milestone 2010 Fund	X[3]
Milestone 2015 Fund	X[3]
Milestone 2020 Fund	X[3]
Milestone 2025 Fund	X[3]
Milestone 2030 Fund	X[3]
Milestone 2035 Fund	X[3]
Milestone 2040 Fund	X[3]
Milestone 2045 Fund	X[3]

[2]	Currently, the Model Portfolio Funds expect to be fully invested in shares of underlying Funds.

[3]	Currently, the Milestone Funds expect to be fully invested in shares of underlying Funds.

ASSET-BACKED SECURITIES: Asset-backed securities are securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for certain time periods by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. These securities involve prepayment risk as well as risk that the underlying loans or receivables will default.
CASH/CASH EQUIVALENTS: These include fixed income obligations with maturities of less than one year, including short-term accounts managed by a custodian institution and shares of money market mutual funds. They also include repurchase agreements and reverse repurchase agreements. In a repurchase agreement, a Fund buys a security from a bank or broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement is considered as the borrowing of money by the Fund and, therefore, a form of leverage, which may cause any gains or losses for the Fund to become magnified.
CERTIFICATES OF DEPOSIT: Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized mortgage obligations (“CMOs”) are mortgage-backed, investment-grade bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, referred to as tranches, and they are differentiated by the type of return paid by the issuer. A given tranche may receive interest, principal, or a combination of the two, and may include more complex stipulations. The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Also, CMOs can be illiquid, which can increase the cost of buying and selling them.
COMMERCIAL MORTGAGE-BACKED SECURITIES: Commercial mortgage-backed securities (“CMBS”) are securities generally backed by loans on retail, office, industrial, multi-family housing and hotel properties. CMBS are structured like mortgage-backed securities, with collateral similar to a real estate investment trust (“REIT”). The collateral creates exposure to the commercial real estate market, while the structure of the bond itself will behave like a mortgage-backed security. However, the investor in a CMBS has more prepayment protection than with a mortgage-backed security. The structure and the prepayment penalties inherent in a CMBS provide the investor with greater protection than a residential backed mortgage security. CMBS carry greater credit risk as the securities may represent only a few projects, versus a traditional mortgage-backed security that may represent thousands of residential homeowners spread across different regions of the country.

COMMERCIAL PAPER: Commercial paper is an unsecured short-term debt instrument issued by corporations and other entities. Maturities on these issues vary from one day up to 270 days.
CONVERTIBLE SECURITIES: Convertible securities possess investment characteristics of both stocks and bonds. Convertible securities include convertible bonds and preferred stocks that may be exchanged for a specific number of shares of the issuing company’s common stock at a specified conversion price.
Convertible securities tend to be of lower credit quality, have a higher risk of default and tend to be less liquid than traditional, nonconvertible bonds. The value of a convertible security increases and decreases with the value of the underlying common stock. When the convertible security’s conversion price is similar to the price of the underlying common stock, the convertible security itself generally behaves more like the common stock. When the convertible security’s conversion price is greater than the price of the underlying common stock, the convertible security generally behaves more like a bond (and thus will be more sensitive to changes in interest rates).
DEPOSITARY RECEIPTS: Those Funds that may invest in foreign securities, as identified in the Prospectus, may purchase the foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Funds may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The risks associated with depositary receipts are similar to those of investing in foreign securities as described in the Prospectus.
EXCHANGE-TRADED FUNDS (“ETFs”): Typically, a Fund would purchase ETF shares for the same reason it might purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to the securities in the appropriate index while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares may enjoy several advantages over futures. Depending on the market, the holding period and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies, and purchases are governed by applicable SEC regulations for such investments.
ETFs are investment companies that are generally registered under the Investment Company Act of 1940 (“1940 Act”) as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indexes. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.
FIXED INCOME SECURITIES: Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations.

Fixed income securities may also include loan participations and assignments that are privately negotiated notes representing the equivalent of a loan or bank debt. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates over time. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund’s net asset value.
Recent instability in the markets for fixed income securities, particularly mortgage-related and asset-backed securities has significantly decreased the liquidity of Funds that invest in such securities. In the event of redemptions, a Fund that invests in mortgage-related and asset-backed securities may be forced to sell these portfolio securities at an unfavorable time or price. As a result of this illiquidity, a Fund may incur a greater loss on the sale of such securities than under more stable market conditions. Such losses can adversely impact a Fund’s net asset value.
Additional information regarding fixed income securities is described below:
     Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates change by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. Effective duration of the portfolio is the weighted average duration of all the bonds in a Fund and takes into account that expected cash flows will fluctuate as interest rates change.
     Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”), or, if not rated, are determined to be of comparable quality by the Adviser or a subadviser, as applicable. The fourth highest rating category can carry moderate credit risk. Moody’s defines this rating category as follows, “Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” See “Appendix A—Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. In the event a security owned by a Fund is downgraded, the Adviser or subadviser, as applicable, will review the situation and take appropriate action with regard to the security.

     Lower Rated Securities. Lower rated fixed income securities are commonly referred to as below investment grade or “junk bonds” or high yield/high risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO, below Moody’s or S&P’s ratings of Baa or BBB, respectively. Such obligations are speculative and may be in default. A Fund’s investments in high yield securities are subject to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. See “Appendix A” to this SAI for more information regarding bond ratings.
Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market’s perception of the issuer’s credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over the issuer’s credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.
Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund’s net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.
Lower rated fixed income securities also present risks based on payment expectations. If an issuer calls the securities for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.
     Sensitivity to Interest Rate and Economic Changes. Lower rated fixed income securities are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

If the issuer of a fixed income security defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk fixed income securities and a Fund’s net asset value.
     Payment Expectations. High-yield, high-risk fixed income securities may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk fixed income security’s value may decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk fixed income securities without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.
     Liquidity and Valuation. There may be little trading in the secondary market for particular fixed income securities, which may affect adversely a Fund’s ability to value accurately or dispose of such fixed income securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk fixed income securities, especially in a thin (low trading volume) market.
FOREIGN SECURITIES: Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the currency exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.
The value of a Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.
A Fund’s investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries.

The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
In addition to the risks of investing in emerging market country debt securities, a Fund’s investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.
FORWARD CURRENCY CONTRACTS: A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. Those Funds that may invest in foreign securities, as described in the Prospectus, may use forward currency contracts for currency management or hedging purposes.
FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Financial futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed. For purposes of meeting a Fund’s investment objectives or restrictions, futures contracts are considered to be the same type of security or financial instrument as that underlying the contract. Futures transactions must be made on national exchanges where purchases and sales transactions are regularly executed and regulated.
The risks associated with the use of futures include: a Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts; there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and there may not always be a liquid secondary market for a futures contract, and; therefore, a Fund may be unable to close out its futures contracts at a time that is advantageous.
INFLATION ADJUSTED SECURITIES: Inflation adjusted securities are debt securities the principal value and/or interest payments of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (“CPI”) (or an equivalent, see below). Inflation adjusted securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations as well as some state and local governments. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
The periodic adjustment of U.S. inflation adjusted securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

Inflation adjusted securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by the government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Inflation, a general rise in prices of goods and services, erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real return, is 4%. Inflation, as measured by the CPI, has occurred in the U.S. for each of the past 50 years. Investors in inflation adjusted securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distribution. While inflation adjusted securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation adjusted securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected securities, even during a period of deflation. However, the current market value of the inflation adjusted securities is not guaranteed, and will fluctuate. Other inflation adjusted securities include inflation related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation adjusted securities should change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and rate of inflation. Therefore, if inflation were to rise at a rate faster than changes in nominal interest rates, real interest rates may decline leading to an increase in value of the inflation adjusted securities. In contrast, if nominal interest rates increased at a rate faster than the rate of inflation, real interest rates may rise, leading to a decrease in value of inflation adjusted securities.
INVESTMENT COMPANIES: Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.
Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund’s total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.
Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or the only manner in which an international and global fund can invest in the securities markets of those countries. A Fund also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a “passive foreign investment company.”
MONEY MARKET SECURITIES: Money market securities include instruments and securities that are considered “eligible securities” as defined in Rule 2a-7 under the 1940 Act. This includes securities with a remaining maturity of 397 days or less and that, as a general matter, have received a rating from requisite NRSROs, such as S&P or Moody’s, in one of the two highest short-term ratings categories, or are determined by the Fund’s investment adviser or a subadviser, as applicable, to be of comparable quality at the time of purchase. Security types may include Government securities, commercial paper, certificates of deposit, asset-backed securities, bank instruments, adjustable or variable rate securities, and any other securities or instruments that meet the definition of “eligible securities” under Rule 2a-7. For a description of ratings, see Appendix A to this SAI.
MORTGAGE-BACKED SECURITIES: Mortgage-backed securities generally are issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Mortgage-backed securities are also issued by non-agency entities such as banks, brokerage firms, and homebuilders. These “private label” mortgages are subject to credit risk relating to the credit rating of the issuer.
Mortgage-backed securities represent an ownership interest in a pool of mortgage loans originated by lenders such as mortgage banks, commercial banks, savings and loan associations, savings banks and credit unions, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage may have either fixed or adjustable interest rates. These loans are packaged or “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments. The primary issuers or guarantors of these securities are Ginnie Mae, Fannie Mae and Freddie Mac.
Ginnie Mae guarantees the payment of principal and interest on Ginnie Mae mortgage-backed securities and this guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae may borrow U.S. Treasury funds needed to make payments under its guarantee.

The guarantee, however, does not cover the value or yield of Ginnie Mae securities nor does it cover the value of the Fund’s shares which will fluctuate daily with market conditions.
Mortgage-backed securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and the ultimate collection of principal. Fannie Mae and Freddie Mac guarantees are supported by the right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. Government will support Fannie Mae or Freddie Mac guarantees and, accordingly, these involve a risk of non-payment of principal and interest. Nonetheless, Fannie Mae and Freddie Mac mortgage-backed securities are generally considered to be high quality investments. Due largely to their prepayment risk, the yields on these mortgage-backed securities historically have exceeded the yields on debt securities having comparable maturities that are backed by the full faith and credit of the U.S. Government.
The mortgage-backed securities in which the Funds invest differ from conventional bonds in that most mortgage-backed securities are pass-through securities, which means that they provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (less Ginnie Mae’s, Freddie Mac’s or Fannie Mae’s fees and any applicable loan servicing fees). As a result, the holder of the mortgage-backed securities (i.e., the Fund) receives monthly scheduled payments of principal and interest and also may receive unscheduled prepayments of principal on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments it receives, it may have to buy securities that have a lower interest rate than it receives on the mortgage-backed securities. For this reason, pass-through mortgage-backed securities may be less effective than U.S. Government securities as a way to “lock in” long-term interest rates. In general, fixed-rate mortgage-backed securities have greater exposure to this “prepayment risk.”
The market value of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates go up and rising when interest rates go down. While having less risk of a decline in value during periods of rapidly rising interest rates, mortgage-backed securities also may have less potential for capital appreciation than other debt securities of comparable maturities as interest rates decline, due to the increased likelihood of mortgage prepayments. Also, an unexpected increase in interest rates could extend the average life of a mortgage-backed security because of a lower than expected level of prepayments, potentially reducing the security’s value and increasing its volatility. Generally, coupon rates of adjustable rate mortgage-backed securities tend to move with market interest rates and their values fluctuate less than fixed rate mortgage-backed securities. These factors may limit the ability of the Fund to obtain a high level of total return under varying market conditions.
In addition, to the extent mortgage-backed securities are purchased at a premium, mortgage foreclosures or unscheduled principal prepayments may result in a loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if mortgage-backed securities are bought at a discount, both scheduled payments and unscheduled prepayments of principal will increase current and total returns, and accelerate the recognition of income that will be taxable as ordinary income when distributed to shareholders.

OPTIONS AND OPTIONS ON FUTURES: When a Fund writes an option, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.
When an option is exercised, the proceeds on a sale for a written call option or the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk of writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium).
Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
PRIVATE INVESTMENTS IN PUBLIC COMPANIES: From time to time, a public company may issue its securities in a non-public transaction in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the “1933 Act”). At the time that the issuer sells the unregistered stock, the issuer may commit to register the stock with the SEC, so that the stock may be resold to the public at a later date. The issuer may commit to register the stock by signing a registration rights agreement, which requires the issuer to file a shelf registration statement with the SEC within a specified number of days after the initial sale of the unregistered stock is completed.

REAL ESTATE INVESTMENT TRUSTS (“REITs”): Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.
RESTRICTED SECURITIES: Restricted securities are securities, which while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. These securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Section 4(2) commercial paper is a type of restricted security that does not meet the requirements of the registration exemption provisions of Section 3(a)(3) of the 1933 Act and that may only be resold by a portfolio in certain private placements or in accordance with Rule 144A. A municipal lease obligation is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.
Pursuant to procedures adopted by the Funds’ Board of Directors, certain “restricted securities” and municipal lease obligations that are presumed to be illiquid may be treated as liquid. An illiquid security (including a Rule 144A security, Section 4(2) commercial paper or a municipal lease obligation) may be treated as “liquid” only if it is determined that there is a “readily available market” for the security under these procedures.
RIGHTS AND WARRANTS: Rights are typically short-term obligations issued in conjunction with new stock issuances. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated period of time.
SECURITIES LENDING: The Funds may engage in one or more securities lending programs conducted by the Funds’ custodian or other appropriate entities in order to generate additional income. The Funds participate in a securities lending program under which the Funds’ custodian is authorized to lend Fund securities under contracts calling for collateral in cash or other forms of collateral as provided for in the Fund’s Securities Lending Agency Agreement with JP Morgan Chase Bank, N.A. at least equal to the market value of the securities loaned. The Funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities.

The Fund may terminate a loan at any time and generally receives the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The Funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.
The Fund will be indemnified by its custodian for securities lending programs conducted through the custodian if at the time of a default by a borrower some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the Funds’ account securities of the same number, issue, type, class, and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the Funds’ account an amount equal to the market value of the unreturned loaned securities.
SWAPS AND SWAP OPTIONS: Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated based on the return on or increase in value of a “notional amount” i.e., a particular dollar amount, invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A swap option or swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.
Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular swap option agreement, a Fund will generally incur a greater potential loss when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
     Total Return Swaps - Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to a Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments).
     Credit Default Swaps — Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by a Fund’s limitations on illiquid investments. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). No Fund that is able to invest in credit default swaps may invest more than 5% of the value of its net assets in such swap agreements as measured immediately following such investment.

     Interest Rate Swaps – Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates.
     Inflation Rate Swaps – Inflation rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal. A Fund will usually enter into inflation swaps on a net, zero-coupon basis, i.e., the two rates will compound until the swap termination date at which point payments are netted, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
U.S. GOVERNMENT SECURITIES: Examples of types of U.S. Government securities in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.
     U.S. Treasury Obligations - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).
     U.S. Government Zero Coupon Securities – STRIPS and TRs are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.
     U.S. Government Agency Securities - Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by Ginnie Mae), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund’s shares.
WHEN-ISSUED SECURITIES: Securities may be purchased on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date. Typically, no income accrues on securities that a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.
YANKEE BONDS AND EURODOLLAR INSTRUMENTS: Yankee bonds are foreign bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations. These bonds are usually registered with the SEC. The risks of investing in Yankee bonds include interest rate and credit risk as well as foreign securities risk. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, generally in Europe.
ELIGIBLE PRACTICES: There are no restrictions on the Adviser or subadvisers as to the following:
-	Fund portfolio turnover; and

-	Realized gains and losses.
The eligible investments and practices are not fundamental policies and may be changed by the Trust’s Board of Directors without a vote of shareholders.
In addition to investing in underlying Funds, the Model Portfolio and Milestone Funds may invest in U.S. Government securities and short-term instruments as permitted by Section 12(d)(1)(G) of the 1940 Act.
FUND POLICIES AND INVESTMENT LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. It is the policy of each Fund (which includes the underlying Funds for each Model Portfolio and Milestone Fund) not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without approval by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).
The Model Portfolio Funds may not:
(1)	Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of each Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund’s net assets.

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided herein or in the Prospectus;

(9)	Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC.

Notwithstanding this restriction, the Model Portfolio Funds may enter into arrangements to invest in other Funds of the Trust as described in the Prospectus and in the SAI. A Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management;

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets; and

(14)	Invest more than 25% of its assets in any single industry.
The Diversified Assets Fund may not:
(1)	Issue senior securities (as defined in the 1940 Act), except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of each Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Fund’s net assets;

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and the SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of the Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9)	Purchase or sell real estate or real estate limited partnerships (although the Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by the Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. The Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Fund making such investment except that the Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14)	Invest more than 25% of its assets in any single industry; and

(15)	Merge with another investment company without the approval of shareholders except as approved by the Fund’s Board of Directors and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.
The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

The Milestone Funds may not:
(1)	Issue senior securities, (as defined in the 1940 Act) except as permitted by rule, interpretation or order of the SEC;

(2)	Engage in the business of underwriting securities issued by others, except to the extent a Milestone Fund may technically be deemed to be an underwriter under the 1933 Act, as amended;

(3)	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4)	With respect to 75% of each Milestone Fund’s total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;

(5)	Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions as long as such loans are not inconsistent with the 1940 Act or the rules, orders or interpretations of the SEC thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Milestone Fund’s net assets;

(6)	Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings or to comply with collateral requirements for certain derivatives or similar transactions, as provided in the Prospectus (this restriction is not fundamental);

(7)	Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the Prospectus and this SAI and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Milestone Fund’s ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the Prospectus (this restriction is not fundamental);

(8)	Purchase or sell puts or calls, or combinations thereof except as provided in the SAI or in the Prospectus (this restriction is not fundamental);

(9)	Purchase or sell real estate or real estate limited partnerships (although a Milestone Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(10)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Milestone Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(11)	Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Milestone Fund’s shareholders or otherwise to the extent permitted by Section 12 of the 1940 Act or by any rule, order or interpretation of the SEC. Notwithstanding this restriction, the Milestone Funds may enter into arrangements to invest in other funds of the Trust as described in the Prospectus and in the SAI. A Milestone Fund will invest only in investment companies that, taken together and in light of the amounts invested in each, such underlying investment companies have investment objectives and investment policies consistent with those of the Milestone Fund making such investment (this restriction is not fundamental);

(12)	Invest in companies for the purpose of exercising control or management (this restriction is not fundamental);

(13)	Borrow money except from banks for temporary or emergency purposes, and in no event in excess of 15% of the market value of its total assets;

(14)	Invest more than 25% of its assets in any single industry except to the extent that it invests in investment companies; and

(15)	Merge with another investment company without the approval of shareholders except as approved by the Trust’s Board of Directors and as permitted by the 1940 Act, any rule, order or interpretation of the SEC and applicable state law.
The above-mentioned Fund policies and investment limitations are considered and applied at the time investment securities are purchased (with the exception of the restriction on illiquid securities).
For purposes of determining industry concentration, the Funds may use the industry classifications provided by Bloomberg, L.P., the MSCI Barra/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system.

POLICY ON DISCLOSURE OF FUND PORTFOLIO HOLDINGS
Public Disclosures of the Funds’ Portfolio Holdings
Month-end full portfolio holdings of the Funds will be made publicly available on the Funds’ website 25 days after month-end (or the next business day thereafter). Disclosure of Fund portfolio holdings also will be made on a quarterly basis in the Fund’s annual and semi-annual reports to shareholders and in reports on Form N-Q filed with the SEC. These reports are publicly-available upon filing with the SEC, and the portfolio holdings information in them is current as of 60 calendar days before filing.
In addition, marketing materials and the Funds’ website may disclose the top ten holdings of a Fund, as well as a comparison of such Funds’ top ten holdings from the end of one calendar quarter to the next as is permitted under mutual fund advertising rules.
In addition to the above, some or all of the Funds’ portfolio holdings may be made publicly available at any time on the Funds’ website provided that, in light of the fact that there will be no confidentiality obligation on the part of any recipient, the Funds’ President and the Funds’ Chief Compliance Officer (“CCO”), or the persons designated by them in writing to act in their absence, make a determination that such disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders. Once information has been made publicly available to all Fund investors on the Funds’ website, that information may be disclosed in writing or orally to other persons. The CCO shall make and keep a record of all such approved disclosures, and shall report any such disclosures to the Funds’ Board of Directors at its next regular meeting. In addition, the Board of Directors will be notified of such website disclosure, and a copy of the website disclosure will be provided to the Board of Directors, at or before the time it is posted to the Funds’ website.
Non-Public Disclosures of the Funds’ Portfolio Holdings
General Policies
It is the policy of the Funds not to sell, or to permit any person to receive compensation or other consideration for disclosing, non-public information about Fund portfolio holdings. Further, disclosure of non-public Fund portfolio holdings is not permitted, except as is necessary or appropriate in connection with the day-to-day operations and management of the Funds or otherwise in furtherance of legitimate Fund business purposes.
Non-Public Disclosures to Fund Service Providers
The Funds’ portfolio holdings and related information may be disclosed for legitimate business purposes to the Funds’ investment adviser; subadvisers; custodian; administrator; fund accountant; distributor; transfer agent; sub-transfer agent; dividend disbursing agent; securities lending agent; independent public accountants; legal counsel; rating and ranking organizations; financial printers; pricing information vendors; third-parties that provide investment, analytical, statistical or other necessary or appropriate services to the Fund or to a service provider, including the Funds’ investment adviser, subadvisers or other service providers; and various broker-dealers or commodity professionals contacted by the Funds’ investment adviser or subadvisers in the course of, or in connection with, the Funds’ portfolio transactions (each, a “Service Provider” and collectively, “Service Providers”).

The frequency with which non-public Fund portfolio holdings information may be disclosed to a Service Provider, and the time lag between the date of the information and the date when it is disclosed to the Service Provider, may vary depending on the purposes for which the information is disclosed and other relevant facts and circumstances.
In addition to the Service Providers described above and identified by name elsewhere in this SAI, the service providers that may receive non-public Fund portfolio holdings information include the following: FactSet, Plexus PlanSponsor Group Inc., Automated Securities Clearance LLC, UpTick Data Technologies LLLP, FT Interactive Data Corporation, Electra Information Systems Inc, ISIS Financial Systems, Thomson Financial, ITG Inc., ADP Inc., State Street Bank and Trust, Advent Software, Inc., and Brown Brothers Harriman & Co.
Non-Public Disclosures to Directors and Independent Directors’ Counsel; Legally Required Disclosures
Non-public Fund portfolio holdings information also may be disclosed to the Trust’s Directors or to independent counsel to the Independent Directors. Non-public Fund portfolio holdings and related information may be disclosed to any person if required by applicable law (e.g., in a filing with or submission to the SEC or other regulatory body; in connection with a lawsuit or when seeking recovery in legal proceedings; or as required by court or similar order).
Procedures for Non-Public Disclosures
Confidentiality Obligations Required for All Non-Public Disclosures — It is the Funds’ policy that non-public Fund portfolio holdings information can be disclosed (as described above) only if the confidentiality of the information is protected by (a) the obligations of the recipient under a contract with the Trust, a Fund or a Service Provider, (b) the recipient’s fiduciary or professional obligations to the Funds or (c) applicable law (including rules of securities industry self-regulatory organizations).
Approvals Required for Non-Public Disclosures to Service Providers — In addition to the confidentiality requirement above, disclosures of non-public Fund portfolio holdings information to a Service Provider shall be approved by the President, Treasurer, Assistant Treasurer or Secretary of the Trust or by a Manager, Director, Vice-President or Senior Vice-President of VIA or Vantagepoint Transfer Agents LLC (“VTA”).
Any such approval shall be based on a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA Retirement Corporation (“ICMA-RC”), VIA, VTA, ICMA-RC Services, LLC (“ICMA-RC Services”) or Fund subadvisers (or any of their affiliated persons)).

Other Non-Public Disclosures
Disclosure of non-public Fund portfolio holdings information to other persons or under circumstances not described above may be made only with the prior approval of the Trust’s President and CCO, based on: (1) a determination that the disclosure will serve a legitimate business purpose of the Funds and is in the best interests of the Funds and their shareholders, after considering relevant factors (including any known actual or apparent conflicts between the interests of Fund shareholders and the interests of ICMA-RC, VIA, VTA, ICMA-RC Services or Fund sub-advisers (or any of their affiliated persons)); and (2) confirmation that the party receiving the information is or will be subject to a duty or contractual obligation to keep it confidential. The CCO shall make and keep a record of all such approved disclosures and shall report such disclosure to the Trust’s Board of Directors at its next regular meeting.
CCO’s Review of Non-Public Disclosures
The CCO shall review, no less frequently than annually, how non-public portfolio holdings information of the Funds is being disclosed to and used by Service Providers and others, to seek to ensure that such disclosure and use is consistent with this policy and with the best interests of the Funds and their shareholders. In addition, the CCO will report to the Board the results of his annual review of non-public portfolio holdings disclosure.
In addition, VIA and the Funds’ subadvisers, transfer agent and distributor have adopted policies and procedures that prohibit their personnel from trading in securities on the basis of material non-public information and impose restrictions and reporting requirements on personal securities transactions, including transactions in shares of the Funds. These policies and procedures, which typically include policies and procedures designed to protect confidential client information, are administered and enforced by each such Service Provider’s compliance staff. The adequacy and effective implementation of the compliance policies and procedures of these Service Providers as well as those of the Funds’ administrator also are subject to periodic monitoring, review and oversight by the CCO.
MANAGEMENT OF THE TRUST
The Trust is governed by its Board of Directors. The Directors stand in the position of fiduciaries to the Trust and its shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of the Funds and their shareholders. The Directors are responsible for overseeing and managing the business and affairs of the Trust.
VIA serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses, such as legal, auditing and custodial fees.
The officers of the Trust are also officers of VIA or its affiliates. The officers of the Trust manage its day-to-day operations and are elected by and responsible to the Trust’s Board of Directors.

INFORMATION ABOUT THE OFFICERS AND DIRECTORS
The following table provides information about the Directors and officers of the Trust. Each Director oversees all 30 Funds. The mailing address for the Directors and executive officers of the Trust is 777 North Capitol Street, N.E., Suite 600, Washington, DC 20002.
Independent Directors

Other
	Positions	Term of Office	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served	During Past Five Years	Director
N. Anthony Calhoun (61)	Director, Audit Committee Member and Chair, Investment Committee and Nominating Committee Member	Term expires October 2011 Director since November 1998	Executive Deputy State Treasurer —Commonwealth of Pennsylvania (August 2007 - March 2009); Secretary to Senate Finance Committee/Minority, State of New York Legislature (January 2007 - August 2007); Retired (October 2005 - January 2007); Deputy Chief Financial Officer and Treasurer—District of Columbia (2001- 2005); Deputy Executive Director & Chief Financial Officer—Pension Benefit Guaranty Corp. (1993-2001)	N/A

Donna K. Gilding (69)	Director, Investment Committee Member and Chair, and Nominating Committee Member	Term expires October 2011 Director since November 1998	Chief Investment Officer— Lowenhaupt Global Advisors, LLC (Sept. 2006 - present); Director and Chair of Investment Committee—The National YMCA Fund (2007 - present); Chief Investment Officer—Lowenhaupt & Chasnoff (2005- Sept. 2006) (wealth management law firm); Chief Investment Officer— Progress Investment Management Company (2001-2005); Chief Investment Officer—New York City Comptroller’s Office (1993-2001)	N/A

Arthur R. Lynch (55)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2011 Director since November 1998	Deputy City Manager—City of Glendale, Arizona (2005-present); Chief Financial Officer—City of Glendale, Arizona (1985-2005)	N/A

Other
	Positions	Term of Office	Principal	Directorships
Name, Address,*	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served	During Past Five Years	Director
Timothy M. O’Brien (60)	Director, Audit Committee Member, Investment Committee Member, and Nominating Committee Member	Term expires October 2014 Director since September 2005	Independent Consultant (pension consulting) (2003-present); Chief Executive Officer—American Humane Association (1999-2003)	N/A

Robert A. Rudell (61)	Director, Investment Committee Member, and Nominating Committee Member	Term expires October 2014 Director since March 2007	Director—Medtox Scientific, Inc. (medical device/clinical lab) (2002 - present); Director—Search Institute (non-profit) (2002- present); Director—Optimum Fund Trust (registered investment company) (2003 — present) Director—Bloodhound Investment Research, Inc. (portfolio construction software) (2003 — present); Director/Chairman—Diverse Emerging Music Organization (non-profit) (2004 — present); Director/Independent Chair—Heartland Funds (registered investment company (2005 — present); Director—American Investors Bank & Mortgage (bank) (2005 — present); Chief Operating Officer—Zurich Scudder Investments (financial services) (2001 — 2002)	Director—Medtox Scientific, Inc.; Director—Optimum Fund Trust (6 portfolios); Director/Independent Chair—Heartland Funds (3 portfolios)

Robin L. Wiessmann (56)	Director, Investment Committee Member, and Nominating Committee Member	Term expires October 2013 Director since November 1998	State Treasurer—Pennsylvania (April 2007 – January 2009); Director— Merrill, Lynch, Pierce, Fenner & Smith Incorporated, (2006 – April 2007); Consultant—Brown Wiessmann Group (financial services consulting) (2002-2006)	Director—ICMA Retirement Corporation from January 1994-December 2001.

Officers and Interested Directors

Other
	Positions	Term of Office	Principal	Directorships
Name, Address,	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served	During Past Five Years	Director or Officer
Robert O’Neill (58)**	Director	Term expires October 2010 Director since June 2008	Executive Director—International City/County Management Association (2002-present)	Director —ICMA Retirement Corporation

Joan McCallen (57)**	President and Principal Executive Officer	Since September 2003	Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003-present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003-present); Director and President, VantageTrust Company (2003-present); Executive Vice President and Chief Operations Officer— ICMA Retirement Corporation (1997-2003)	N/A

Bruce James Rohrbacher (57)**	Vice President and Chief Compliance Officer	Since September 2004	Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004 to present); Senior Vice President and Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004-present) and Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004 to present); Chief Compliance Officer—VantageTrust Company (2004-present); Director of Compliance and Internal Audit— Frank Russell Company (financial services) (1996-2004)	N/A

Elizabeth Glista(45)**	Treasurer and Principal Financial Officer	Since March 2009	Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009 - present); Treasurer and Manager —Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009-present); Treasurer —ICMA-RC Services, LLC (broker-dealer) (April 2009-present); Treasurer—VantageTrust Company (April 2009-present);	N/A

Other
	Positions	Term of Office	Principal	Directorships
Name, Address,	Held with	and Length of	Occupation(s)	Held By
and Age	the Trust	Time Served	During Past Five Years	Director or Officer
Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009-April 2009); Vice President, Financial Planning & Analysis and Treasury—ICMA-RC (January 2000 - September 2007 and March 2008 - January 2009); Acting Vice President, Internal Audit—ICMA-RC (September 2007 - March 2008)

Angela Montez (42) **	Secretary	Since December 2006	Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006 - present); Corporate Counsel—ICMA Retirement Corporation (2000 - 2006); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006 - 2007); Assistant Secretary—VantageTrust Company (February 2008-present)	N/A

Kathryn B. McGrath (65)**	Assistant Secretary	Since March 2008	Senior Vice President and General Counsel—ICMA Retirement Corporation (2007 — Present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (2007— present); Secretary—VantageTrust Company (February 2008-present); Partner-Mayer Brown LLP (law firm) (2005 - 2007); Partner—Crowell & Moring LLP (law firm) (2002-2007)	N/A

*	The business address for each Director and Officer is 777 N. Capitol Street N.E., Washington, DC 20002.

**	Mr. O’Neill is considered an Interested Director because he is a director of ICMA Retirement Corporation, the parent corporation of VIA and ICMA-RC Services. Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the Trust, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA; ICMA-RC Services, the distributor of the Funds; ICMA-RC, the parent company of VIA and ICMA-RC Services; and VantageTrust Company.
COMPENSATION
Directors are paid a quarterly retainer for their services, in recognition of their duties and responsibilities over and above meeting attendance that require at least two days of service, study and review each quarter. The chairperson of the Board of Directors is paid a higher quarterly retainer in recognition of the additional responsibilities and time required in serving in that position.
In addition, each Director is paid a per meeting fee for each regular meeting and each special meeting, attended in-person, at which the approval of an investment advisory or subadvisory agreement is considered. A Director also is paid a meeting fee for any committee meeting or other special meeting attended in-person and held on a date other than the date of another compensated meeting. A Director does not receive compensation for participating in a meeting by telephone, unless the telephonic meeting is held in lieu of a regular in-person meeting in order to minimize travel costs and achieve a quorum. To promote continuing Director education, a Director who attends an Investment Company Institute seminar or conference receives an attendance fee, limited to a certain dollar amount per year.
At the conclusion of each calendar year, a stipend is paid to each Director of the Trust who attended all “in-person” regular, special and committee meetings for which he or she was responsible. A lesser stipend is paid to those Directors who missed one meeting, and to those Directors who missed no more than one regular Board meeting and one committee or special meeting. Attendance at a meeting by telephone does not count as attendance, unless the meeting was scheduled as a teleconference. Failure to attend a meeting caused by flight cancellations or family emergencies or absences from special Board meetings or committee meetings due to prior schedule conflicts announced at the time the meeting was scheduled are not considered missed meetings for purposes of calculating the stipend.
Compensation is adjusted annually for increases in the national CPI/urban index, with a maximum annual increase of five (5) percent.
The Trust pays a portion of the cash compensation of Mr. Bruce James Rohrbacher for his services as CCO. ICMA-RC, VIA’s parent company, also compensates Mr. Rohrbacher for serving as its Chief Compliance Officer, as well as VIA’s Chief Compliance Officer. The amount paid by the Trust during the year ended December 31, 2008 totaled $267,223.
The following table provides information about compensation received by each Director for the fiscal year ended December 31, 2008.

Aggregate Compensation
Name of Person	From Funds
Independent Directors
N. Anthony Calhoun	$19,453
Donna K. Gilding	$12,982

Aggregate Compensation
Name of Person	From Funds
Independent Directors
Arthur R. Lynch	$22,416
Timothy M. O’Brien	$20,041
Robert A. Rudell	$19,453
Robin L. Wiessmann	$15,336
Interested Director
Robert J. O’Neill	$0
OWNERSHIP OF FUND SHARES BY THE DIRECTORS
The following table represents Fund shares owned by the Directors as of December 31, 2008:

Aggregate Dollar Range of Equity
Securities in All Registered
Investment Companies
	Dollar Range of	Overseen by Director
	Equity Securities in	in Family of
Name of Director	the Funds	Investment Companies
Independent Directors
N. Anthony Calhoun	-0-	None
Donna K. Gilding	-0-	None
Arthur R. Lynch	Model Portfolio Traditional Growth Fund — $10,001-$50,000; Model Portfolio Long-Term Growth Fund — Over $100,000	Over $100,000
Timothy M. O’Brien	-0-	None
Robert A. Rudell	-0-	None
Robin L. Wiessmann	-0-	None
Interested Director
Robert J. O’Neill, Jr.	Model Portfolio Traditional Growth Fund — Over $100,00	Over $100,000
As of the date of this SAI, Directors and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund (or each class thereof, as applicable).
COMMITTEES OF THE BOARD
There are three standing committees of the Board of Directors: Audit Committee; Nominating Committee; and Investment Committee.
The members of the Audit Committee are: Arthur R. Lynch, Timothy M. O’Brien and N. Anthony Calhoun. The Board of Directors has determined that Messrs. Lynch and Calhoun are “audit committee financial experts” as that term has been defined under the federal securities laws. The Audit Committee operates pursuant to a charter adopted by the Board of Directors.

The responsibilities of the Audit Committee include: acting as a liaison between the independent registered public accountants and the Board of Directors and overseeing the Funds’ accounting and financial reporting practices; approving the engagement, retention and termination of auditors; evaluating the independence of the auditors; meeting with the auditors to discuss the scope of the audit, audit results and any matters of concern that may be raised by the auditors. The Audit Committee reports to the Board of Directors on significant results of the Committee’s activities. The Audit Committee met four times during the fiscal year ended December 31, 2008.
The Nominating Committee consists of all of the Board’s Independent Directors and operates pursuant to a charter adopted by the Board of Directors. The Committee is responsible for evaluating qualifications of candidates for Board membership and making recommendations for nominees to the Board of Directors (and, with regard to nominations of independent director candidates, makes recommendations to the other independent directors). The Nominating Committee will review shareholder recommendations to fill vacancies, provided they are submitted in writing, addressed to the Committee and mailed to the Trust at the address listed in the SAI. The Committee will periodically review Board member compensation and reviews, as necessary, the responsibilities of any Board committee. The Nominating Committee makes recommendations to the Board of Directors for nomination for membership on Board Committees and reviews committee assignments. The Nominating Committee met twice during the fiscal year ended December 31, 2008.
The Investment Committee consists of all of the Board’s Independent Directors. The Investment Committee has been delegated the authority to approve the reallocation of the assets of a given Fund among one or more subadvisers that have an existing subadvisory agreement with respect to the Fund when a reallocation recommendation is presented to the Investment Committee by VIA, such as prior to a meeting of the Board of Directors. The Investment Committee also reviews the performance of the Funds and their subadvisers and reviews recommendations from VIA for subadviser replacements. The Investment Committee met five times during the fiscal year ended December 31, 2008.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A majority of the voting shares of each Fund, other than the Money Market Fund, are held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust, a group trust sponsored and maintained by VantageTrust Company (“Trust Company”), 777 N. Capitol N.E. Street, Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking corporation, has the power to vote the shares of the Funds directly held by VantageTrust and has the power to direct the vote of the shares of the underlying Funds held by the Model Portfolio Funds and the Milestone Funds under the proxy voting policy adopted by the Funds’ Adviser and is therefore considered a “control” person of the Funds for purposes of the 1940 Act. Both the Trust Company and the Funds’ Adviser are wholly owned subsidiaries of ICMA-RC. As a control person of each Fund, the Trust Company may possess the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of September 30, 2009:

Diversified Assets Fund	92.59%
Model Portfolio Savings Oriented Fund	87.98%
Model Portfolio Conservative Growth Fund	89.50%
Model Portfolio Traditional Growth Fund	95.21%
Model Portfolio Long-Term Growth Fund	96.52%
Milestone Retirement Income Fund	71.50%
Milestone 2010 Fund	80.51%
Milestone 2015 Fund	85.03%
Milestone 2020 Fund	86.82%
Milestone 2025 Fund	86.77%
Milestone 2030 Fund	85.63%
Milestone 2035 Fund	83.19%
Milestone 2040 Fund	80.71%
Below are the names, addresses, and percentage of ownership of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any Fund’s outstanding shares as of June 30, 2009:
Milestone 2040 Fund

Name	Address	Percentage of Shares Owned
County of Sacramento	700 H Street Room 6750	6.69%
	Sacramento, California
INVESTMENT ADVISORY AND OTHER SERVICES
VIA is a wholly owned subsidiary of, and is controlled by ICMA-RC, a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust. ICMA-RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended (“Code”). ICMA-RC has been registered as an investment adviser with the SEC since 1983.
VIA is a Delaware limited liability company, and is registered as an investment adviser with the SEC.
VIA provides investment advisory services to each of the Funds, including the Model Portfolio and Milestone Funds, pursuant to Master Advisory Agreements (each an “Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs each Fund’s investments. Additionally, VIA is responsible for the asset allocation for the Model Portfolio and Milestone Funds. VIA furnishes periodic reports to the Trust’s Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreements, the Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:
ADVISORY FEE

Name of Fund	Advisory Fee
Each Fund except the Model Portfolio Funds	0.10% on all assets

Each Model Portfolio	0.10% on the first $500 million of assets 0.09% on the next $500 million to $1 billion of assets 0.08% over $1 billion of assets
VIA received the following investment advisory fees for the fiscal years ended December 31, 2006, 2007 and 2008:

Advisory Fee Paid	2006	2007	2008
Diversified Assets*	N/A	39,230	430,197
Model Portfolio Savings Oriented	280,419	300,030	299,958
Model Portfolio Conservative Growth	518,531	564,487	544,976
Model Portfolio Traditional Growth	1,111,833	1,278,756	1,231,580
Model Portfolio Long-Term Growth	1,189,444	1,416,673	1,367,401
Milestone Retirement Income**	16,151	37,020	51,432
Milestone 2010**	34,293	59,673	70,794
Milestone 2015**	57,150	106,476	132,832
Milestone 2020**	40,283	87,154	115,643
Milestone 2025**	30,159	64,076	85,033
Milestone 2030**	16,108	45,053	64,382
Milestone 2035**	9,487	24,015	36,507
Milestone 2040**	5,957	21,093	35,205
Milestone 2045***	N/A	N/A	N/A

*	The Diversified Assets Fund commenced operations as of October 30, 2007.

**	From January 1, 2005 until April 30, 2006, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting the direct operating expenses to no more than 0.05% of the Fund’s average daily net assets on an annualized basis. From May 1, 2006 to April 30, 2009, VIA contractually agreed to waive fees and/or reimburse expenses to each of the Milestone Funds limiting total annual fund operating expenses to the following: Milestone Retirement Income Fund — 0.81%; Milestone 2010 Fund — 0.88%; Milestone 2015 Fund — 0.91%; Milestone 2020 Fund — 0.93%; Milestone 2025 Fund — 0.95%; Milestone 2030 Fund — 0.97%; Milestone 2035 Fund — 0.99%; and Milestone 2040 Fund — 0.99%. For the year ended December 31, 2008, VIA reimbursed each Fund as follows:

Milestone Retirement Income	$99,861
Milestone 2010	$70,298
Milestone 2015	$59,738
Milestone 2020	$45,701
Milestone 2025	$47,231
Milestone 2030	$44,230
Milestone 2035	$44,918
Milestone 2040	$44,714

***	Fees for the Milestone 2045 Fund are N/A because this Fund did not commence operations until January , 2010. VIA also has contractually agreed to waive fees and/or reimburse expenses to the Milestone 2045 Fund limiting total annual fund operating expenses to 1.10%.
VIA or its broker-dealer affiliate, ICMA-RC Services, provides all distribution and marketing services for the Funds. ICMA-RC Services receives no compensation for its services as principal underwriter and distributor of the Funds. The Funds’ shares are offered on a continuous basis. VTA, an affiliate of VIA, is the Funds’ designated transfer agent and pursuant to a Transfer Agency and Administrative Services Agreement provides certain transfer agency and administrative shareholder support services for the Funds related to the retirement plans investing in the Funds. VTA provides Fund administration and transfer agency services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders. VTA receives asset-based compensation for these administrative and transfer agency services on an annual basis as follows:

Fund	Fee
All Funds, except the Model Portfolio Funds and the Milestone Funds	0.35%

Model Portfolio and Milestone Funds	None
VTA received the following fees for administrative and transfer agency services for the fiscal years ended December 31, 2006, 2007 and 2008:

Amount Received	2006	2007	2008
Diversified Assets*	N/A	137,304	1,505,705
Model Portfolio Savings Oriented	N/A	N/A	N/A
Model Portfolio Conservative Growth	N/A	N/A	N/A
Model Portfolio Traditional Growth	N/A	N/A	N/A
Model Portfolio Long-Term Growth	N/A	N/A	N/A
Milestone Retirement Income	N/A	N/A	N/A
Milestone 2010	N/A	N/A	N/A
Milestone 2015	N/A	N/A	N/A
Milestone 2020	N/A	N/A	N/A
Milestone 2025	N/A	N/A	N/A
Milestone 2030	N/A	N/A	N/A
Milestone 2035	N/A	N/A	N/A
Milestone 2040	N/A	N/A	N/A
Milestone 2045	N/A	N/A	N/A

*	The Diversified Assets Fund commenced operations on October 30, 2007.

**	The Milestone 2045 Fund did not commence operations until January , 2010.

The advisory fee, transfer agency, and administrative services fee are deducted from the applicable Fund’s assets, and their effect is factored into any quoted share price or investment return for that Fund.
The address for VIA, ICMA-RC Services, and VTA is 777 N. Capitol Street, N.E., Washington, DC 20002.
The Trust, VIA, ICMA-RC Services and each subadviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Under the codes, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes and, in certain cases, pre-clear securities transactions. A copy of these codes are on file with the SEC and available to the public.
The Funds previously entered into an Administration Agreement with State Street Bank and Trust Company (“SSBT”) (formerly, Investors Bank & Trust Company), wherein SSBT performed certain financial reporting, tax filing and portfolio compliance functions for the Funds. SSBT ceased performing these services effective May 5, 2008. SSBT received the following fees for these services for the fiscal years ended 2006, 2007 and 2008:

	2006	2007	2008
Diversified Assets*	N/A	439	42,652
Model Portfolio Savings Oriented	42,557	42,482	19,923
Model Portfolio Conservative Growth	78,827	80,771	36,763
Model Portfolio Traditional Growth	180,792	198,817	92,514
Model Portfolio Long-Term Growth	194,754	222,598	105,432
Milestone Retirement Income	15,000	15,000	7,581
Milestone 2010	15,000	15,000	7,581
Milestone 2015	15,000	15,560	9,433
Milestone 2020	15,000	15,000	7,872
Milestone 2025	15,000	15,000	7,581
Milestone 2030	15,000	15,000	7,581
Milestone 2035	15,000	15,000	7,581
Milestone 2040	15,000	15,000	7,581
Milestone 2045**	N/A	N/A	N/A

*	The Diversified Assets Fund commenced operations October 30, 2007.

**	Fees for the Milestone 2045 Fund are N/A because this Fund did not commence operations until January , 2010.
On May 5, 2008, the Funds entered into a Mutual Fund Service Agreement with J.P. Morgan Investor Services Co. (“JP Morgan”), wherein JP Morgan performs certain financial reporting, tax services, fund accounting, administrative, and portfolio compliance services for the Funds.

JP Morgan receives fees for the services provided that are either a specified dollar amount or based on a percentage of a Fund’s assets depending on the type of service being provided. JP Morgan received the following fees for these services for the fiscal year ended 2008.

Fund	2008
Diversified Assets	39,231
Model Portfolio Savings Oriented	18,038
Model Portfolio Conservative Growth	20,635
Model Portfolio Traditional Growth	36,131
Model Portfolio Long-Term Growth	39,480
Milestone Retirement Income	18,038
Milestone 2010	18,038
Milestone 2015	18,038
Milestone 2020	18,038
Milestone 2025	18,038
Milestone 2030	18.038
Milestone 2035	18,038
Milestone 2040	18,038
Milestone 2045*	N/A

*	Fees for the Milestone 2045 Fund are N/A because this Fund did not commence operations until January , 2010.
SUBADVISERS
The day-to-day investment management of certain Funds’ assets rests with one or more subadvisers retained with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA.
The following firms currently serve as subadvisers:
Analytic Investors, LLC (“Analytic”), 555 W. Fifth Street, 50th Floor, Los Angeles, California 90013 serves as a subadviser to the Diversified Assets Fund. The firm is a wholly owned, indirect subsidiary of Old Mutual Plc.
Calamos Advisors LLC (“Calamos”), 2020 Calamos Court, Naperville, Illinois 60563, serves as a subadviser to the Diversified Assets Fund. Calamos is an indirect wholly owned subsidiary of Calamos Asset Management, Inc., a publically traded company.
Mellon Capital Management Corporation (“Mellon Capital Management”), 50 Fremont Street, San Francisco, California, 94105, serves as a subadviser to the Diversified Assets Fund. Mellon Capital Management is a wholly owned, indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial services and bank holding company.
Payden & Rygel, 333 S. Grand Avenue, Los Angeles, California, 90071, serves as a subadviser to the Diversified Assets Fund. The firm is a privately held independent investment management organization owned by nineteen senior employees who are actively involved in the day-to-day operations of the firm.

Shenkman Capital Management, Inc, (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017, serves as a subadviser to the Diversified Assets Fund. Shenkman is a privately owned New York corporation controlled by Mark R. Shenkman.
Information on the advisory services provided by each subadviser for each Fund can be found in the Prospectus, under the heading “Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks.”
The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. A subadvisory fee is assessed against average daily net assets under management unless otherwise noted. The fee schedules that have been negotiated with each subadviser and the fees paid for the fiscal years ended December 31, 2006, 2007 and 2008 are set forth below.

			Amount	Amount	Amount
			Paid	Paid	Paid
Fund/Subadviser[1]	Assets Managed	Fee	12/31/06	12/31/07	12/31/08
Diversified Assets Fund Subadviser(s)

Drake	Flat Fee	0.225%	N/A	N/A	$315,813

Analytic	Flat Fee	0.45%	N/A	N/A	$584,085

Mellon Capital Management	Flat Fee	0.65%	N/A	N/A	$835,146

Payden & Rygel	First $200 million	0.10%	N/A	N/A	$171,721
(Short-Duration Fixed	Next $100 million	0.09%
Income Strategy)	Over $300 million	0.08%

Payden & Rygel	First $200 million	0.10%	N/A	N/A	N/A
(Low-Duration Fixed Income	Next $100 million	0.09%
Strategy) [2]	Over $300 million	0.08%

Calamos	First $100 million	0.55%	N/A	N/A	N/A
	Next $150 million	0.50%
	Over $250 million	0.45%

Shenkman	First $50 million	0.400%	N/A	N/A	N/A
	Next $250 million	0.375%
	Over $300 million	0.350%

[1]	The Fund commenced operations on October 30, 2007. The subadvisory fee for Analytic and Mellon Capital Management is calculated based on the average daily net asset value of the assets allocated and assigned to each of them by VIA. Payden & Rygel has agreed to waive a portion of its investment subadvisory fees for the short-duration fixed income strategy so that its fees for this portfolio shall not exceed 0.08% of the Fund’s annual average daily net assets under management with Payden & Rygel. This fee waiver is in place until April 30, 2010 and equaled $42,007 for the period ended December 31, 2008.

[2]	Payden & Rygel also began managing low-duration bond strategy for the Fund in April 2009, at which time Drake ceased serving as a subadviser.
ADDITIONAL INFORMATION PERTAINING TO PORTFOLIO MANAGERS OF THE FUNDS
The following represents additional information regarding other accounts managed by each Fund’s portfolio manager(s) as of December 31, 2008, with the exception of Calamos and Shenkman, whose information is as of [        ]. Information relating to portfolio manager compensation, potential conflicts of interest and ownership of shares also follows.
Analytic
Other accounts managed by portfolio manager(s):

	Registered Investment				Other Pooled Investment
	Companies				Vehicles				Other Accounts
Fund/Portfolio			Total Assets				Total Assets				Total Assets
Manager(s)	Number		(in millions)		Number		(in millions)		Number		(in millions)
Diversified Assets Fund

Harindra de Silva	15		$3,402.5		21		$1,803.3		33		$2,497.3
	(0)	*	($0)	*	(12)	*	($901.6)	*	(13)	*	($947.4)	*

Gregory McMurran	6		$765.6		2		$117.5		3		$179.7
	(0)	*	($0)	*	(1)	*	($8.4)	*	(0)	*	($0)	*

David Krider	3		$293.0		3		$160.5		2		$277.3
	(0)	*	($0)	*	(0)	*	($0)	*	(2)	*	($277.3)	*

Ram Willner	0		0		0		0		1		$13.6
	(0)	*	(0)	*	(0)	*	(0)	*	(0)	*	(0)	*

*	Accounts with advisory fees based on performance.
Potential Conflicts of Interest
Personal Accounts. The intent of Analytic’s policy is to prohibit employees from acquiring securities for their own personal accounts or in the accounts of family members, without special circumstances which may arise that call for the allowance of such transactions. For example, employees may continue to hold securities held prior to joining Analytic or may be allowed to acquire securities granted from a spouse’s participation in stock options compensation. Thus, while minimized, there is still a potential conflict of interest in that portfolio managers could own a security in Analytic’s investable universe. To minimize such conflicts, Analytic’s Code of Ethics requires all employees to pre-clear any security transactions with the firm’s Review Committee. The Code of Ethics also requires employees to regularly report to Analytic’s Chief Compliance Officer the securities that the employee beneficially owns.
Different fee schedules. Performance Based Fees and Non-Performance Based Fees. Sophisticated clients may be offered the choice of performance based fees or some other arrangement not dependent on performance. This could create a conflict of interest because there is theoretically more incentive for the investment team to have performance based fee accounts perform well over accounts with different fee arrangements. However, because of the model-driven and team-driven approach to investment management employed by Analytic and the fact that the accounts are continually monitored and need to share similar characteristics per strategy, this conflict of interest is minimized at Analytic.

Investment Opportunities and Trade Rotation. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of accounts and/or investment strategies. In addition, Analytic has the discretion to decide when to trade accounts and strategies. Analytic’s model-driven and team-driven approach minimizes these potential conflicts of interest as does its monitoring and compliance program. Analytic has developed an in-house portfolio management system that is used to monitor trading practices and portfolio holdings for accounts to check for compliance with guidelines and restrictions for the strategy.
Directed Brokerage. While Analytic has discretion to select brokers for the execution of trades for most clients’ accounts under management, Analytic will allow some clients to direct brokerage as long as that broker is deemed to provide competitive price and execution. A conflict could potentially arise in deciding when to trade non-directed brokerage accounts relative to brokerage directed accounts that would have otherwise been traded at the same time. To minimize this conflict, when a portfolio manager is trading the same security with multiple brokers due to directed brokerage arrangement, he/she will try to deliver such orders simultaneously to such brokers.
Compensation of Portfolio Managers
Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.
In October 2007, the Analytic board adopted an equity plan that allows certain key employees of the firm to hold up to 24.9% direct or indirect nonvoting equity interests in the firm. Old Mutual will maintain its majority ownership in the firm. Participants in the Analytic Investors LLC Equity Plan include our executive management team and senior investment team members. As of December 31, 2008, key employees of the firm owned approximately 20% of the firm. That ownership percentage is expected to grow to the 24.9% range in the next few years through grants to and purchases by key employees under the equity plan.
While a large portion of a portfolio manager’s compensation can be indirectly tied to investment performance, variable compensation is determined by the three factors noted above (success of the firm; success of the team; and success of the individual). Thus, undue risk taking by any individual would be diluted by the impact of factors outside the control of any individual. In addition, the team management and systematic nature of Analytic’s investment process mitigates the potential for a single individual to override the investment model with individual adjustments that would have a material impact on investment performance. Finally, the risk management procedures that are in place, which include daily independent review of portfolio risks and guidelines, further mitigate the ability of any individual to take undue risks in a portfolio.
Calamos
Other accounts managed by portfolio manager(s):

	Registered Investment		Other Pooled Investment		Other Accounts
	Companies		Vehicles
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
John P. Calamos, Sr.		$		$		$
Nick P. Calamos		$		$		$
John P. Calamos, Jr.		$		$		$
Steve Klouda		$		$		$
Jeff Scuderi		$		$		$
Jon A. Vacko		$		$		$
John Hillenbrand		$		$		$
Potential Conflicts of Interest
Calamos’ portfolio managers are responsible for managing both mutual fund accounts and other accounts, including separate accounts and unregistered funds.
Other than potential conflicts between investment strategies, the side-by-side management of both mutual fund accounts and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a mutual fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by mutual funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Director of Compliance on a monthly basis.
Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.
Trades for the Calamos 130/30 Equity Fund (“130/30 Fund”) will not be subject to aggregation and allocation as provided herein. Trade orders for the 130/30 Fund are generated by quantitative models and automatically transmitted for execution through an interface with Investment Technology Group, Inc. Prior to execution, no member of the trading or portfolio management team will have access to detail concerning orders for the 130/30 Fund. Calamos and its affiliates maintain substantive policies and procedures help ensure that Calamos fulfills its fiduciary obligation to treat all clients fairly and equitably.
Compensation of Portfolio Managers
Calamos has developed and implemented a number of incentives that reward the investment professional staff to insure that key employees are retained. For all members of the investment team, Calamos has established a robust compensation package, comprised of base salary, short and long term incentive programs and benefit programs that we believe are competitive within the investment management industry. Calamos’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution to the team’s and firm’s goals and objectives. These goals and measures are established and reviewed during performance reviews on an annual basis.
As Calamos strategies are managed by the investment team rather than one individual, investment performance across all strategies is measured relative to the broad market, specific fund/strategy benchmarks, as well as competitive peer universes. These provide a benchmark for determining the investment team’s overall bonus pool.

Quarterly incentive payments are based on:
•	Value-added to the Investment Process

•	Performance versus the clients’ benchmark (over both short and long term time periods)

•	Level of responsibility within the team
Along with a non-equity incentive plan award based on company performance, on an annual basis investment professionals are also eligible to participate in the firm’s long term incentive compensation plan comprised of both restricted company stock and options.
Mellon Capital Management
Other accounts managed by portfolio manager(s):

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Diversified Assets Fund
Helen Potter	9	$9,370	48	$10,697	87	$16,492
Vassilis Dagioglu	9	$9,370	48	$10,697	87	$16,492
James H. Stavena	9	$9,370	48	$10,697	87	$16,492

*	Number of accounts where advisory fee is based on account performance: 1 registered investment company with assets of $8,513 million; 13 other pooled investment vehicles with assets of $5,361 million and 21 other accounts with assets of $4,847 million.
Potential Conflicts of Interest
Because the portfolio managers manage multiple portfolios for multiple clients, the potential for conflicts of interest exists. Each portfolio manager generally manages portfolios having substantially the same investment style as the Funds. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Funds managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or accounts, but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact a Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining a portfolio manager’s bonus and there is no formula that is applied to weight the factors listed (see “Compensation of Portfolio Managers and Other Accounts Managed”). In addition, Mellon Capital Management’s current trading practices do not allow Mellon Capital Management to intentionally favor one portfolio over another as trades are executed as trade orders are received. Portfolios’ rebalancing dates also generally vary between fund families. Program trades created from the portfolio rebalance are executed at market on close.

Compensation of Portfolio Managers
The primary objectives of Mellon Capital Management’s compensation plans are to:
•	Motivate and reward continued growth and profitability

•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital Management

•	Motivate and reward strong business/investment performance

•	Create an ownership mentality for all employees
The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Management Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital Management profitability. Therefore, all bonus awards are based initially on Mellon Capital Management’s financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary (“target awards”). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in cash on an annual basis.
All key staff of Mellon Capital Management are also eligible to participate in the Mellon Capital Management Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital Management’s net income.
Mellon Capital Management’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Payden & Rygel
Other accounts managed by portfolio manager(s):

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Diversified Assets Fund
Mary Beth Syal	7	$1,641	1	$17	134	$2,680
Brian W. Matthews	0	$0	1	$544	24	$5,710
Potential Conflicts of Interest
As a fiduciary, Payden & Rygel has an affirmative duty of care, loyalty, honesty and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client.
Conflicts Among Client Accounts: Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another (e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated). In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.
Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel’s goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel’s traders is to allocate the purchase of the security on a pro rata basis across all such accounts. By the same token, when selling a partial amount of a security held by many accounts, the Payden & Rygel’s basic procedure is to allocate the sale of the security on a pro rata basis across all such accounts.
Compensation of Portfolio Managers
In addition to highly competitive base salaries, each employee receives annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
Key personnel receive either a deferred compensation plan or equity ownership in the company. Incentive compensation is based partially on individual performance and partially on the firm’s performance.

Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies between individual investment professionals.
Payden & Rygel does not compensate directly on performance of individual portfolios, business brought in or any other specific measure. Cash bonuses are determined on overall contribution and are subjective. We believe that basing compensation on specific measures such as investment performance can at times create conflicts of interest.
Shenkman
Other accounts managed by portfolio manager(s):

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
Mark R. Shenkman		$		$		$
Frank X. Whitely		$		$		$
Raymond F. Condon		$		$		$
Potential Conflicts of Interest
In addition to separate accounts, Shenkman also serves as investment adviser to commingled investment vehicles, including one hedge fund. Its commingled vehicles are managed identically to Shenkman’s other separate accounts, subject to differences in relevant investment guidelines and restrictions. Shenkman’s Identification of Conflicts of Interest Policy is used to identify and resolve conflicts between client accounts, including the commingled funds.
Furthermore, Shenkman maintains a trade allocation policy which calls for the allocation of investment opportunities among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Shenkman’s one hedge fund is managed differently than the investment strategy it employs on behalf of its long-only portfolios. There are limited circumstances under which Shenkman would be executing “side by side” trades for the hedge fund and the long only portfolios. To the extent the firm did execute such a trade, Shenkman would implement its trade allocation policy.
If Shenkman effects cross transactions between clients, even in situations in which it believes there is no disadvantage to its clients, such transactions may nonetheless create an inherent conflict of interest because Shenkman has a duty to obtain the most favorable price for both the selling client and the purchasing client. When engaging in cross transactions, Shenkman will ensure that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.
From time to time, it may be appropriate for Shenkman to aggregate client orders for the purchase or sale of securities. Shenkman engages in this practice to achieve more favorable execution prices for clients by buying and selling securities in greater quantities. In aggregating client orders for securities, including any orders placed for private investment vehicles,

Shenkman will ensure that no investment advisory client will be favored over any other investment advisory client; and each client that participates in an aggregated order shall participate on an average price basis for Shenkman’s transactions in that security on a relevant day and transaction costs (if any) shall be shared pro rata based on each client’s participation in the transaction.
If Shenkman charges performance fees on any client accounts and shares those fees with the portfolio managers, such portfolio managers may be inclined to take investment risks for client accounts that are outside the scope of such client’s investment objectives and strategy. Shenkman maintains procedures to review the holdings of each account periodically to assure that all securities in the account comply with the investment and risk parameters of such account. If Shenkman charges a performance fee on accounts that receive “new issues,” Shenkman may have a potential conflict of interest in allocating new issues to these accounts. Shenkman maintains an allocation policy and the Compliance Officer reviews allocations of new issues periodically to ensure that they are being allocated among all eligible accounts in an equitable manner.
Compensation of Portfolio Managers
Shenkman’s portfolio managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability.
VIA
Other accounts managed by portfolio manager(s):

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Fund/Portfolio		Total Assets		Total Assets		Total Assets
Manager(s)	Number	(in millions)	Number	(in millions)	Number	(in millions)
VIA (Adviser to all Funds and primarily responsible for the day to day management of the Model Portfolio and Milestone Funds)
Wayne Wicker	0	$0	1	$7,833.482	0	$0
David Braverman	0	$0	0	$0	0	$0
Lee Trenum	0	$0	0	$0	0	$0
Potential Conflicts of Interest
In respect to the subadvised Funds of the Trust, VIA normally is not involved in the day-to-day investment management and security selections of those Funds under the Trust’s manager-of-managers structure. For these Funds, subadvisers that are not related to VIA decide what securities will be bought, sold or held for the Funds and when investment transactions will take place, and also select the broker-dealers that execute particular transactions for the Funds. This structure serves to prevent material conflicts in connection with the management of the Funds’ investments between the interests of these Funds and the interests of other accounts managed by VIA’s portfolio managers or other VIA affiliates. In managing the Model Portfolio and Milestone Funds, however, a potential conflict between the interests of those Funds and the underlying Funds of the Trust in which they invest may arise in connection with decisions made by VIA or its portfolio managers to change allocations to one or more underlying Funds or to rebalance the assets of the Model Portfolio or Milestone Funds in accordance with previously established allocations.

This is because reallocations likely will result in net redemptions or purchases of shares of one or more underlying Funds. Depending upon the timing and/or amounts involved, reallocations have the potential to disrupt the orderly management of an underlying Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs. VIA seeks to avoid such disruptions and expense increases by structuring the portfolios of the Model Portfolio and Milestone Funds to avoid excessive concentrations in any single underlying Fund and by appropriately planning for and managing the timing and amounts of allocation changes, so as to protect the interests of all Funds of the Trust involved and their respective shareholders. Because the investments of the Model Portfolio and Milestone Funds are limited to shares of other Funds of the Trust, the management of the Model Portfolio and Milestone Funds does not present other material conflicts of interest with other accounts managed by VIA or its portfolio managers.
Compensation of Portfolio Managers
Personnel of VIA are ICMA-RC employees and generally receive the same type of compensation package as other ICMA-RC employees. Additionally, VIA personnel who are responsible for the investment oversight of the Funds receive special incentive compensation that is directly related to the performance of the Funds. This incentive compensation is measured on a one to three year performance basis against the relative fund rankings. The benchmarks used to rank this performance are the peer groups within the Morningstar or iMoney Net universes.
PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES
As of [        ], none of the portfolio managers owned shares of Funds for which they provide portfolio management services.
PORTFOLIO TRANSACTIONS OF THE FUNDS
The following tables represent the total equity brokerage commissions paid for the fiscal years ended December 31, 2006, 2007 and 2008:

	2006	2007	2008
Diversified Assets*	N/A	$0	$3,554
Total	$7,794,037	$6,524,884	$7,919,290

*	The Diversified Assets Fund commenced operations on October 30, 2007.
Fund holdings of securities of the Funds’ top 10 broker/dealers (or their parent) that earned the most commissions or engaged in the largest dollar amount of portfolio transactions or sold the largest dollar amount of securities during the last fiscal year as of December 31, 2008:

		Value of Securities
		Owned as of
		12/31/08
Fund	Name of Broker/Dealer or Parent	(000’s omitted)
Diversified Assets
	Banc of America Securities, LLC	$2,408
	Citigroup Global Markets Inc.	$2,499
Dollar amount of transactions and related commissions for transactions directed to a broker because of research services provided for fiscal year ended December 31, 2008:

	Total Dollar Amount	Total Commissions Paid
	of Transactions	on Such Transactions
Fund	(000 omitted)	(000 omitted)
NONE	N/A	N/A
The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund (with the exception of the Model Portfolio Funds and the Milestone Funds, which do not have subadvisers). The agreements direct the subadvisers to use their best efforts to obtain the best execution with respect to all transactions for the Funds. In placing Fund transactions, therefore, each subadviser is expected to use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.
In choosing brokers, the subadvisers may take into account, in addition to commission costs and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. In addition, the subadvisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Such research services may include research on companies, on-line access to multiple news sources, and financial and statistical data. Research services provided may be used by a subadviser in servicing other clients. On occasion, a subadviser may share research so obtained with VIA. The subadvisers are authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commissions another broker would have charged for executing that transaction, if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.
One or more of the subadvisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.
If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser’s clients are entered at approximately the same time on any day and are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.
Subadvisers may engage in brokerage and other securities transactions on behalf of a Fund with broker-dealer affiliates of the Fund’s subadvisers according to procedures adopted by the Funds’ Board of Directors and to the extent consistent with applicable provisions of the federal securities laws.

CAPITAL STOCK AND OTHER SECURITIES
The Trust’s Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class.
     Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than the possible future termination of a Fund. A Fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund. Unless terminated by reorganization or liquidation, each Fund will continue indefinitely.
     Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.
     Dividend Rights. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Each share is entitled to such distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Board of Directors. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.
     Voting Rights. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional share held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. Shareholders have the power to vote only as expressly granted under the 1940 Act, under Delaware statutory trust law, or by the Board of Directors. With respect to matters that affect one class or Fund but not another, shareholders vote as a class or a Fund. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund or class is required by law or where the matter involved only affects one Fund or class. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.
     Liquidation Rights. In the event of the liquidation or dissolution of the Trust or a Fund, shareholders of the Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board of Directors may determine.

     Calls or Assessment. All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.
The Trust is an open-end diversified management investment company organized as a Delaware statutory trust. As an open-end company, the Trust continually offers shares to the public. Each Fund offers a single class of shares.
PURCHASES AND REDEMPTIONS
PURCHASES
Shares of the Funds are offered at their net asset value (“NAV”) without a sales load or contingent deferred sales charge. Please refer to the Prospectus under the heading “Purchases, Exchanges and Redemptions” for additional information.
The Funds reserve the right in their sole discretion: (i) to suspend the offering of their shares; or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.
REDEMPTIONS
Please refer to the Prospectus under the heading “Purchases, Exchanges and Redemptions.”
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the New York Stock Exchange (“NYSE”), the Federal Reserve Bank of New York, the NASDAQ, the Chicago Mercantile Exchange (“CME”), the Chicago Board of Trade (“CBOT”), or any other exchange, as appropriate, is closed (other than customary weekend or holiday closings), or trading on the NYSE, the NASDAQ, the CME, the CBOT, or any other exchange, as appropriate, is restricted; (ii) for any period during which an emergency exists so that sales of a Fund’s investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund’s investors.
IRA redemption requests must include a signature guarantee.
A signature guarantee is designed to protect shareholders against fraud and may be required by the Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:
*	The account registration has changed within the past 30 days;

*	The check is being mailed to an address other than the one listed on the account (record address);

*	The check is being made payable to someone other than the account owner;

*	The redemption proceeds are being transferred to an account with a different registration;

*	Proceeds are to be wired to a bank account that was not pre-designated; and

*	Any other transaction reasonably determined by the Funds to require a signature guarantee.
A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.
The Funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Funds at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a payment of the entire redemption in cash detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Pricing and Timing of Transactions” and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.
MINIMUM INVESTMENT REQUIREMENTS
Shareholders will be informed of any increase in the minimum investment requirements by a new Prospectus or a Prospectus supplement in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor for a complete redemption of that account. In addition, the Funds may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder’s most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).
TAXES
TAX ADVANTAGED SHAREHOLDERS
Shareholders who invest in the Funds through tax-qualified plans ordinarily will not be taxed on such distributions until they receive distributions/withdrawals from such plans. All earnings and gains are reinvested in the Fund and used to purchase additional shares. Contributions to such plans, as well as the earnings and gains that have been reinvested will ordinarily be taxable upon distribution or withdrawal. An investor should consult his or her benefits or tax advisor for additional information about IRS rules, regulations, or requirements pertaining to these plans.

TAX CONSEQUENCES FOR SHAREHOLDERS SUBJECT TO TAX
The following is only a summary of certain tax considerations generally affecting the Funds and any shareholders subject to tax. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.
Federal Income Tax
Each Fund intends to qualify as a “regulated investment company” (“RIC”) as defined under subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.
In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of each of such issuers or the securities of one or more qualified publicly traded partnerships.
Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long- term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that all such taxes will be eliminated. A Fund may, in certain circumstances, be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.
If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Directors reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.
Each Fund receives income generally in the form of dividends and interest on its investments. Each Fund’s income, less expenses, incurred in the operation of such Fund, constitutes the Fund’s net investment income from which dividends may be paid to shareholders. Any distributions of dividends by a Fund will be taxable as ordinary income, whether you take them in cash or additional shares. Except for dividends paid by Funds which invest entirely in debt securities and instruments, all or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets)) to the extent that a Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporation (e.g., foreign corporation incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A Fund may derive capital gains and losses in connection with sale or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.
The Funds will inform shareholders of the amount of your distributions at the time they are paid, and will advise shareholders of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held fund shares for a full year, a Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of a shareholder’s investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.
All or a portion of any loss that you realize upon the redemption of your shares of a Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.
In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
If a Fund invests in U.S. Treasury Inflation Protected Securities (“TIPS”) (or other inflation-adjusted debt instruments), it generally will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year, even though the principal adjustments would not actually be received from the Treasury until maturity (a situation that is sometimes described as taxing “phantom income”). Conversely, a decrease in the inflation-adjusted principal amount (due to deflation) will first reduce the interest income attributable to the semiannual interest payments for the year of the adjustment; and if the amount of the decrease exceeds the income attributable to the semiannual interest payments, the excess will generally be an ordinary deduction to the extent that interest from the security was previously included in income. Any remaining decrease will be carried forward to reduce interest income on the inflation-protected security in future years. A Fund will generally recognize a capital loss if the Fund sells or exchanges the inflation-protected security, or if the security matures, before the Fund has used all that decrease.
With respect to investments in STRIPS, TRs, TIGRs, LYONs, and CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations even though the Fund has not received any interest payments on such obligations during that period. Similarly, a Fund that invests in TIPS may be required to distribute to shareholders an amount greater than the total cash income it actually received. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when a subadviser may not have chosen to sell such securities and which may result in taxable gain or loss.

Certain Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.
The Funds may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
State Taxes
No Fund is liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment.
Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.
Foreign Taxes
Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporation, a Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession’s income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. A shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and United States possessions.

CALCULATION OF PERFORMANCE DATA
For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return in accordance with SEC rules and standards. The Money Market Fund’s yield and effective yield may also be quoted in advertisements and is calculated in accordance with SEC rules and standards.
Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.
Additional Performance Information for Vantagepoint Elite Shareholders
In an effort to provide taxable investors with performance information that would be most helpful to them, the following after-tax information for the one year period from January 1, 2008 through December 31, 2008 should be read in conjunction with the “Performance Tables” found in the Prospectus:

		Return after taxes
	Return after taxes	on distributions
	on distributions	and sale of fund
Fund	(%)	shares (%)
Diversified Assets	-6.73%	-4.38%
Model Portfolio Savings Oriented	-12.97%	-7.15%
Model Portfolio Conservative Growth	-18.71%	-10.81%
Model Portfolio Traditional Growth	-26.39%	-15.68%
Model Portfolio Long-Term Growth	-31.95%	-19.16%
Model Portfolio All-Equity Growth	-40.93%	-24.60%
Milestone Retirement Income	-15.13%	-8.39%
Milestone 2010	-18.50%	-10.70%
Milestone 2015	-24.55%	-14.62%
Milestone 2020	-27.70%	-16.82%
Milestone 2025	-30.70%	-18.71%
Milestone 2030	-33.23%	-20.47%
Milestone 2035	-35.60%	-21.98%
Milestone 2040	-36.78%	-22.80%
Milestone 2045**	N/A	N/A

Performance numbers for the Milestone 2045 Fund are N/A because this Fund did not commence operations until January  , 2010.
LEGAL COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM & CUSTODIAN
Mayer Brown LLP, 1999 K Street N.W., Washington, DC, serves as legal counsel to the Funds. [       ] serves as independent registered public accounting firm to the Trust.
JP Morgan Chase Bank, N.A., 3 MetroTech Center, Brooklyn, New York 11245, serves as custodian for the Funds. JP Morgan Chase Bank, N.A. maintains the Funds’ securities, cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.
FINANCIAL STATEMENTS
Information relating to the Financial Statements will be provided in a later filing.

APPENDIX A
Bond Ratings
Below is a description of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“Standard & Poor’s”), and Fitch, Inc. (“Fitch”) bond rating categories.
Moody’s Long-Term Credit Ratings
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Long-Term Issue Credit Ratings
AAA
An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s.
AA
An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A
An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB
An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
BB, B, CCC, and CC
Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.
B
An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC
An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC
An obligor rated ‘CC’ is currently highly vulnerable.
SD and D
An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Fitch National Long-Term Credit Ratings
AAA
‘AAA’ ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.
AA
‘AA’ ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A
‘A’ ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.
BBB
‘BBB’ ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB
‘BB’ ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
B
‘B’ ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC
‘CCC’ ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
CC
‘CC’ ratings denote that default of some kind appears probable.
C
‘C’ Ratings denote that default is imminent.
D
‘D’ Ratings denote an issuer or instrument that is currently in default.
SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS
Moody’s Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard & Poor’s Short-Term Issue Credit Ratings
A-1
An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2
An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3
An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
B
An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.
C
An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R
An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.
SD and D
An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.
Fitch National Short-Term Credit Ratings
F1
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
B
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
C
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D
Indicates actual or imminent payment default.

APPENDIX B
Proxy Voting Policies
Below are the proxy voting polices (or summaries thereof) of Vantagepoint Investment Advisers, LLC. You may obtain information about the Funds’ proxy voting decisions, without charge, by checking the Funds’ website at www.icmarc.org or on the SEC’s website at www.sec.gov.
VANTAGEPOINT INVESTMENT ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
Revised as of
January 3, 2005
Purpose: Vantagepoint Investment Advisers, LLC (“VIA”) has adopted these Proxy Voting Policies and Procedures (“Proxy Policies”) to seek to ensure that VIA votes proxies with respect to securities held in accounts of its clients in a manner consistent with the clients’ best interests.
Guiding Principles: It is the policy of VIA to vote client proxies for the exclusive benefit and in the best economic interests of the client, that is, in the manner that VIA believes is most likely to maximize total return to the client as an investor in the securities being voted.
Scope: These Proxy Policies apply where VIA has and exercises voting power in respect to client securities. Currently, VIA votes proxies for one client, The Vantagepoint Funds (“Fund”), and only in respect to shares of certain mutual funds held by various series of the Fund.1 Certain series of the Fund invest all or part of their assets in other series of the Fund, while other series invest in mutual funds (“Third Party Funds”) that are not advised by VIA or any of its related persons.
The authority and responsibility for voting proxies with respect to all other portfolio securities of the Fund has been delegated to the subadviser for each series or portion of the Fund that holds the securities being voted, under investment subadvisory agreements between the Fund, VIA and each subadviser. VIA reviews and evaluates the proxy voting policies and voting record of each subadviser as part of its initial scrutiny and ongoing oversight of each subadviser. Although VIA does not currently expect to be called on to vote proxies for the Fund where that responsibility has been delegated to a subadviser, if that were to occur, VIA would vote such proxies on a case-by-case basis, following the Guiding Principles set forth above and, where appropriate, taking into account the principles set forth in the proxy voting policies of the subadviser for the series or portion of a series holding the security to be voted.
VIA does not vote proxies for any client other than the Fund.

[1]	The series of the Fund for which VIA now votes proxies in respect to shares of mutual funds held in their portfolios are: (1) the Vantagepoint Money Market Fund; (2) the Vantagepoint Model Portfolio Funds (currently, the Model Portfolio Savings Oriented Fund, the Model Portfolio Conservative Growth Fund, the Model Portfolio Traditional Growth Fund, the Model Portfolio Long-Term Growth Fund and the Model Portfolio All-Equity Growth Fund); and (3) the Vantagepoint Milestone Funds (currently, the Milestone Retirement Income Fund, the Milestone 2010 Fund, the Milestone 2015 Fund, the Milestone 2020 Fund, the Milestone 2025 Fund, the Milestone 2030 Fund, the Milestone 2035 Fund and the Milestone 2040 Fund). In the future, additional series of the Fund may invest all or part of their assets in shares of mutual funds for which VIA will vote proxies in accordance with these Proxy Policies.

1

Administration of Proxy Policies: VIA has established a Proxy Voting Committee comprised of members of the staff of its Investment Division and Legal Department (“Committee”). The Committee is responsible for overseeing and updating these Proxy Policies as may be appropriate from time to time.
VIA’s Investment Division is responsible for overseeing and administering the voting of client proxies. The Investment Division’s responsibilities include identifying any material conflicts of interest on the part of VIA or its personnel that may affect particular proxy votes and resolving any material conflicts identified in consultation with VIA’s Legal Department; analyzing and evaluating particular proposals presented for vote; determining when and how proxies should be voted other than in accordance with the general rules and criteria set forth below under “Proxy Voting Guidelines;” implementing procedures reasonably designed to ensure that proxies are received and voted in a timely manner; and making and keeping all required records with respect to proxies voted by VIA.
Conflicts of Interest:
1. Voting Shares of Series of the Fund. VIA serves as the investment adviser for all series of the Fund. In addition, VIA’s parent company, the ICMA Retirement Corporation (“RC”), is the sponsor of the Fund and other subsidiaries of RC serve as the Fund’s transfer agent and distributor. Where a series of the Fund invests in the shares of one or more other series of the Fund, there is the potential for a conflict of interest on the part of VIA in voting those shares, if the matter being voted would have a material impact on VIA or one of its related companies.
To avoid such potential conflicts or the appearance of conflicts, VIA, after consulting with the Fund’s Board of Directors, has determined that, as a matter of policy, it normally will not exercise its authority to decide how to vote proxies with respect to shares of any series of the Fund held by another series. Instead, VIA generally will seek instructions on how to vote those proxies from the Board of Directors of VantageTrust Company (‘Trust Company”), and will cast the Fund’s votes in accordance with the instructions received.2 The Trust Company owns a majority of the voting shares of each series of the Fund either directly or indirectly through its holdings of shares of the Vantagepoint Model Portfolio Funds. A majority of the members of the Trust Company’s Board of Directors are independent of VIA and its related companies. However, in the event that the Trust Company does not hold sufficient voting shares, directly or indirectly, to determine the outcome on any matter being voted, VIA may (a) decide how to vote the shares, if VIA determines that it does not have an actual and material conflict of interest with respect to the particular matter, e.g., a vote to approve or disapprove auditors selected by the Fund Board; or (b) seek approval from the Fund’s Board of Directors for alternative ways to avoid the conflict, which may include requesting instructions from all shareholders of the series having the right to vote the proxy, retaining an independent third party to determine how to vote the proxy or casting the vote in proportion to the votes cast by shareholders other than the Fund or its series.
2. Voting Third Party Fund Proxies. Before voting, VIA’s Investment Division will screen Third Party Fund proxies to seek to identify any material conflicts of interest that could affect VIA’s judgment in deciding how to vote. Conflicts of interest could arise from a variety of circumstances, including, but not limited to, significant current or potential business relationships between VIA (or its related companies) and the sponsor, investment adviser or distributor of a Third Party Fund or certain personal or business relationships between personnel of VIA (or its related companies) and a Third Party Fund or such fund’s investment adviser, distributor or sponsor. In evaluating the materiality of conflicts of interest, the Investment Division will consult with the Legal Department. Generally, a conflict of interest arising as a result of a current or prospective business relationship between VIA and another party with an interest in the outcome of the proxy vote will not be considered material if VIA (or a related company) did not receive more than 1% of its total revenues during its last fiscal year as a direct result of services provided by VIA (or a related company) to that party and does not reasonably expect to receive the same or a higher percentage of its total revenues from that business relationship in its current fiscal year. In addition, VIA

[2]	The Trust Company currently owns a majority of the voting shares of each series of the Fund and indirectly owns, through the Model Portfolio Series of the Fund, a majority of the voting shares of the Vantagepoint Short-Term Bond Fund.

2

does not treat the adviser/subadviser, custodial or other service provider relationships between the Fund and its third party subadvisers or other third party service providers as creating a material conflict of interest in connection with the voting of proxies in respect to the shares of a Third Party Fund that uses one or more of the same service providers. If a material conflict of interest is identified, VIA may vote the proxy in accordance with its written Proxy Voting Guidelines, but only if the guidelines specifically state how such a matter generally will be voted, i.e., the guidelines state that votes generally will be cast “for,” “against,” or “abstain” on that type of proposal. Otherwise, VIA will resolve the conflict as described above under “Voting Shares of Series of the Fund.”
When VIA May Not Vote Proxies: VIA may not vote proxies in certain circumstances, including situations where (a) the securities being voted are no longer held by the client; (b) the proxy and other relevant materials are not received in sufficient time to allow adequate analysis or an informed vote by the voting deadline; or (c) VIA concludes that the cost of voting the proxy is likely to exceed the expected benefits to the client.
Maintenance of Proxy Voting Records: As required by Rule 204-2 under the Investment Advisers Act of 1940, VIA will maintain the following records relating to proxy voting for a period of at least six years:

(i)	a copy of these Proxy Policies, as they may be amended from time to time;
(ii)	copies of proxy statements received regarding client securities, unless these materials are available electronically through the SEC’s EDGAR system;
(iii)	a record of each proxy vote cast on behalf of its clients;
(iv)	a copy of any internal documents created by VIA that were material to making the decision how to vote proxies on behalf of its clients; and
(v)	each written client request for information on how VIA voted proxies on behalf of the client and all written responses by VIA to oral or written client requests for such proxy voting information.
Disclosure: VIA will provide clients a summary of these Policies, either directly or by delivering to each client of a copy of its Form ADV, Part II that contains a summary, and also will provide clients information on how a client may obtain a copy of the full text of these Proxy Policies and a record of how VIA has voted the client’s proxies. A copy of these materials will be provided promptly to clients on request. For mutual fund clients, VIA will provide the proxy voting information needed to complete Form N-PX and will coordinate with each fund and its other service providers, including subadvisers of the fund, to assist the fund to obtain the information required to be filed on Form N-PX on a timely basis.
Proxy Voting Guidelines
Generally, VIA will vote mutual fund proxies (with the exception of proxies in respect to shares of the Short-Term Investments Trust Liquid Assets Portfolio) in accordance with the following guidelines. These are only guidelines, are not exhaustive and therefore do not cover all potential voting issues. They may be changed or supplemented from time to time. Voting decisions not covered by these guidelines will be made in accordance with the Guiding Principles and other provisions of these Proxy Policies. In addition, because individual matters to be voted and the circumstances of issuers of the securities being voted vary, there may be instances when VIA will not strictly adhere to these guidelines in making its voting decision. At any time, VIA may seek voting instructions from its clients, including the Fund’s Board of Directors or the direct or indirect owners of Fund shares.
Auditors
•	VIA generally will vote For the recommendation of a fund’s Board of Directors to appoint or ratify the appointment of auditors.

3

Board of Directors/Trustees Elections
•	VIA generally will vote For all nominees of a fund’s board of directors. However, each election is reviewed on a case by case basis and may include examination of the following factors: composition of the board and key board committees, each nominee’s attendance at meetings, independent status, and other directorships held.
Amendments to Charter Documents
•	VIA will vote on a Case by Case basis proposals to amend a fund’s declaration of trust, articles of incorporation or by-laws. The declaration of trust or articles of incorporation, along with the by-laws, are considered a fund’s charter and describe how a fund is governed and conducts it business. A wide variety of amendments may be proposed, examples of which include:

-	Provisions for dollar-weighted voting.
-	The ability of a fund to reorganize without shareholder vote.
-	Amendments allowing a fund to issue multiple classes of shares.
-	Amendments increasing or decreasing the number of directors or trustees.
-	Fund name changes.
Fund Reorganizations and Mergers
•	VIA generally will vote For proposals to reorganize a fund from a Massachusetts business trust to a Delaware business trust. A Delaware business trust generally should provide greater flexibility and efficiency in certain corporate and organizational matters.

•	VIA will vote on a Case by Case basis proposals for the merger of one fund into another fund. In reviewing these proposals, VIA will focus on the expected impact of the transaction on the fund whose shares are held by VIA’s clients and will seek to evaluate what, if any, cost savings, efficiencies or other benefits shareholders of that fund may realize.
Advisory Contracts
Amended advisory contracts generally must be approved by the shareholders of a fund. VIA will consider the benefits to shareholders and cost efficiencies, among other factors, when voting these proxies.
•	VIA will vote on a Case by Case basis proposals that would amend an advisory contract as a result of a “change of control” of an adviser.

•	VIA will vote on a Case by Case basis proposals that would increase an advisory fee.

•	VIA will vote on a Case by Case basis proposals providing for the hiring of a new adviser or subadviser.
Rule 12b-1 Plans and Distribution Agreements
VIA will vote on a Case by Case basis proposals to approve the use of fund assets to pay for the distribution of fund shares to new investors, to pay continuing service fees or to increase the amounts payable under or expand the scope of an existing 12b-1 plan or continuing service arrangement.
Fundamental Investment Objectives, Restrictions and Policies
A fund’s investment objective, unless stated otherwise, is generally fundamental, and cannot be changed without a shareholder vote. In addition, a fund will have a number of fundamental policies and restrictions. These may include diversification and concentration policies and restrictions on borrowing and lending securities.
•	VIA generally will vote Against the reclassification of a fund’s diversification policy from diversified to non-diversified.

4

•	VIA generally will vote Against changing a fund’s investment objective from fundamental to non-fundamental.

•	VIA will vote on a Case by Case basis proposals amending a fund’s concentration policy.

•	VIA generally will vote For amending or eliminating fundamental investment policies or restrictions that reflect outdated state law requirements.

•	VIA will vote on a Case by Case basis proposals amending a fund’s fundamental investment restrictions.

•	VIA will vote on a Case by Case basis proposals amending a fund’s fundamental investment objective.
Voting Shares of the Short-Term Investments Co. Liquid Asset Portfolio
In voting proxies in respect to shares of the Short-Term Investments Co. Liquid Assets Portfolio held by the Vantagepoint Money Market Fund (“Money Market Fund”), VIA will either seek voting instructions from the shareholders of the Money Market Fund and vote in accordance with those instructions, or vote the shares of the Short-Term Investments Co. Liquid Assets Portfolio in the same proportion as the vote of all other holders of those shares.

5

Analytic Investors, LLC
Proxy Voting Policy and Procedure
Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
Proxy Oversight Committee
Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process. The Committee consists of at least one of the firm’s Chief Investment Officer, the Chief Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).
Proxy Voting Service
The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.
At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic’s Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic’s Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic’s Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.
Voting Guidelines
Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.
Proxy Voting Record
The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report
Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Proxy Coordinator at 1- 800-618-1872. The report will be provided free of charge.
Recordkeeping
Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:
•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic)

•	Records of votes cast on behalf of clients

•	Records of written client requests for voting information

•	Records of written responses from Analytic to both written and verbal client requests

•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

Amended and Restated: September 12, 2008
Calamos Advisors LLC
Calamos Partners LLC
Calamos Wealth Management LLC
Proxy Voting Policies and Procedures
Calamos Advisors LLC, Calamos Partners LLC and Calamos Wealth Management LLC (hereinafter collectively referred to as “Calamos”), as an investment adviser to clients who have granted them proxy voting discretion (including, in the case of Calamos Advisors LLC the Calamos mutual funds and closed- end funds (the “Funds”)), have adopted these proxy voting policies and procedures to help satisfy its fiduciary duties relating to proxy voting. Calamos recognizes the importance of maximizing and protecting the interests of its clients through its voting practices and of helping build stronger corporate governance within the companies in which its clients invest. To that end, these policies and procedures seek to further the voting of proxies in the best interests of our clients as investors.
I. Responsibility of Calamos to Vote Proxies
A.	Delegation of Duties Calamos has delegated its administrative duties with respect to analysis and voting proxies to its Proxy Group of its Risk Management Group within Portfolio Management Department (the “Proxy Group”) and to its Corporate Actions Group within the Portfolio Management Department (“Corporate Actions”).

B.	Responsibilities of the Proxy Group The Proxy Group’s duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including the Calamos Funds and any separate accounts managed by Calamos) that has delegated proxy voting administrative responsibility to Calamos and recommending how proxy votes should be cast. Unless otherwise directed by the client, the Proxy Group seeks to vote all proxies in the best interests of the client in terms of the perceived effect of the vote on the value of the client’s investment. The Proxy Group shall have responsibility for:
(i) reviewing proxy statements for issuers in which Advisory Clients and/or the Calamos Funds invest;
(ii) reviewing any and all relevant other information provided by the issuer or third parties regarding any proposals; and
(iii) making a recommendation as to how shares should be voted.
C.	Responsibilities of Corporate Actions Based on the guidance provided by the Proxy Group, Corporate Actions will process proxy votes on behalf of, and vote proxies solely in the interests of, the Calamos Funds, separate account clients, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility to Calamos. Corporate Actions shall have responsibility for:
(i)	identifying potential conflicts of interest and referring them to the Proxy Review Committee for resolution (as described in Section III, below);

(ii)	maintaining appropriate records pursuant to these procedures and SEC rules;

(iii)	voting proxies as directed by the Proxy Group or Proxy Review Committee; and

(iv)	overseeing the voting process.

Amended and Restated: September 12, 2008
D.	Voting of Proxies All proxies received by the Proxy Group will be voted by Corporate Actions based upon Calamos’ instructions and/or policies. To assist it in analyzing proxies, Calamos subscribes to Institutional Shareholder Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. Although ISS’ analyses are thoroughly reviewed and considered in making a final voting decision, Calamos does not consider recommendations from ISS, or any other third party, to be determinative of Calamos’ ultimate decision. As a matter of policy, the officers, directors and employees of Calamos and the Proxy Group will not be influenced by outside sources whose interests conflict may with the interests of Advisory Clients.

E.	Voting of Proxies on Securities Not Held The Proxy Group will also decide whether to vote proxies for securities that are sold following a record date, but before a shareholder meeting date. In most cases, Calamos will not vote securities not held on the shareholder meeting date. The Proxy Group may, however, consider various factors in deciding whether to vote such proxies, including Calamos’ long-term view of the issuer’s securities for investment.

F.	Securities Lending Certain Calamos Funds and Advisory Client accounts may participate in securities lending programs with various counterparties. If a fund or account participates in a securities lending program, the Proxy Group may attempt to recall the portfolio securities and vote proxies relating to such securities under certain circumstances. For example, if the Proxy Group determines that the votes involve matters that could have a material effect on the fund’s or account’s investment in such loaned securities. There can be no guarantee that any such securities can be retrieved for such purpose. With respect to securities lending transactions, the Proxy Group seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. As a result, Calamos generally will not attempt to recall portfolio securities to vote proxies relating to routine matters.

G.	Fund of Funds Calamos Multi-Fund Blend is structured as a fund of funds and invests its assets in shares of other Calamos Funds. The Proxy Group will vote Calamos Multi-Fund Blend shares in the underlying Calamos Funds in the same proportion as the vote of all other shareholders in the underlying Calamos Fund.

H.	Securities of Foreign Issuers In certain foreign jurisdictions the voting of proxies on portfolio securities may result in additional restrictions that may have an economic impact or cost to the security holder. We believe that in some instances the best interest of our clients is served by abstaining or not voting such proxies. Examples of issues unique to foreign securities include, but are not limited to, the following
(i)	Share Blocking In certain non-U.S. jurisdictions, a security holder that votes a proxy is prohibited from selling the security until the meeting for which the proxy has been voted is completed. This period of time may range from days to weeks. Since this blocking of sales prevents the sale of a security regardless of market conditions and developments, we believe it increases risk. Therefore, it often may be in the best interests of our investors not to vote such proxies. Whether we vote such proxies will be determined on a case by case basis.

(ii)	Lack of Notice or Information Foreign regulations do not standardize the notification period for a proxy vote. In some instances, the notice period is so short that we cannot research the issues presented. In instances where we have insufficient notice to permit us to cast a reasoned vote, we will abstain from voting on particular issues or not vote at all.
II. Conflicts of Interest

Amended and Restated: September 12, 2008
A.	Identification of Conflicts of Interest All conflicts of interest will be resolved in the interests of the Advisory Clients. Calamos makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
(i)	The issuer is a client of Calamos or its affiliates;

(ii)	The issuer is a vendor whose products or services are material or significant to the business of Calamos or its affiliates;

(iii)	The issuer is an entity participating, or which may participate, in the distribution of investment products advised, administered or sponsored by Calamos or its affiliates (e.g., a broker, dealer or bank);

(iv)	An employee of Calamos or its affiliates, or an immediate family member of such employee, also serves as a director or officer of the issuer;

(v)	A director of Calamos Asset Management, Inc. or a Trustee of a Calamos Fund, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

(vi)	The issuer is Calamos Asset Management, Inc. or any of its proprietary investment products.
Material conflicts of interest are identified by Corporate Actions based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.

B.	Establishment and Operation of Proxy Review Committee In situations where a material conflict of interest is identified, the Proxy Group will refer the matter, along with the recommended course of action by Calamos, if any, to a Proxy Review Committee comprised of representatives from Portfolio Management (which may include portfolio managers and/or research analysts employed by Calamos), Operations, Legal and Compliance Departments within Calamos for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of ISS, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with a recommendation regarding the vote for approval.

The Proxy Review Committee will independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations; report the results of such votes to Calamos’ clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Calamos’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

C.	Records of Proxy Review Committee Actions The Proxy Review Committee will prepare a Conflicts Report for each situation where a material conflict of interest is identified that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported. The Conflicts Report will also include written confirmation that any recommendation provided under circumstances where a conflict of interest is found to exist was made solely on the investment merits and without regard to any other consideration.

Amended and Restated: September 12, 2008
II. Voting Guidelines
A.	General Proxy Voting Guidelines Calamos has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Calamos reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Calamos may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Calamos anticipate all future situations. Corporate governance issues are diverse and continually evolving and Calamos devotes significant time and resources to monitor these changes. Calamos generally will not vote proxies for securities over which we do not have trading authority that may be held in Advisory Client accounts. In such instances, we will forward the proxy to the Advisory Client to vote.

B.	Specific Matters Submitted to Shareholders Calamos’ proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Calamos’ organization, including Portfolio Management, Legal, Compliance, and Calamos’ officers. The Board of Trustees of the Calamos Funds is asked to approve the proxy voting policies and procedures annually.
One of the primary factors Calamos considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Calamos considers in determining how proxies should be voted. However, Calamos does not consider recommendations from management to be determinative of Calamos’ ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Calamos will not support the position of a company’s management in any situation where it determines that the support of management’s position would adversely affect the investment merits of owning that company’s shares.
The following guidelines reflect what Calamos believes to be good corporate governance and behavior:
1.	Corporate Governance and Structure
a.	Board of Directors/Trustees The election of directors and an independent board are vital to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, Calamos generally supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

b.	Ratification of Auditors In light of several high profile accounting scandals, Calamos will closely scrutinize the role and performance of auditors. On a caseby-case basis, Calamos will examine proposals relating to non-audit relationships and non-audit fees. Calamos will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Amended and Restated: September 12, 2008
c.	Merger, Acquisitions, Reincorporation and Other Transactions Companies ask their shareholders to vote on an enormous variety of different types of transactions, including mergers, acquisitions, reincorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, we will vote on proposals to effect these types of transactions on a case-by-case basis.

d.	Anti-Take Over Measures and Shareholder Voting Rights Calamos generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Calamos conducts an independent review of each anti-takeover proposal. On occasion, Calamos may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Calamos generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Calamos will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Calamos will generally vote against any proposal to issue stock that has unequal or subordinate voting rights.

e.	Capital Structure Calamos realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Calamos will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Calamos will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Calamos will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Calamos will review proposals seeking preemptive rights on a case-by-case basis.

f.	Social and Corporate Policy Issues As a fiduciary, Calamos is primarily concerned about the financial interests of its Advisory Clients. Calamos will generally give management discretion with regard to social, environmental and ethical issues although Calamos may vote in favor of proposals regarding those issues that are believed to have significant economic benefits or implications.

g.	Global Corporate Governance Calamos manages investments in countries worldwide. Many of the tenets discussed above are applied to Calamos’ proxy voting decisions for international investments. However, Calamos must be flexible in these worldwide markets and must be mindful of the varied market practices of each region.
2.	Executive Compensation and Option Plans A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. Calamos evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Calamos may review the ISS quantitative model utilized to assess such plans.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Calamos will oppose “golden parachutes” that are considered excessive. Calamos will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

3.	Other Business Matters Many proxy statements include the approval of routine business matters, such as changing the company’s name, and procedural matters relating to the shareholder meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals seeking to approve such matters.
IV. Record Retention and Disclosure
A.	Record Retention Corporate Actions shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law unless such function is outsourced. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) CUSIP number; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos unless record retention is outsourced.

B.	Disclosure Corporate Actions shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records of the Funds or clients as may be required by applicable law. Corporate Actions, in conjunction with legal staff responsible for coordinating Calamos Fund disclosure, will file all required Forms N-PX, on a timely basis with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC. Corporate Actions, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.
V. Reports to the Funds’ Boards and Non-Investment Company Clients of Calamos
Corporate Actions shall provide proxy information to each Board of Trustee of the Funds as such Board may request from time to time.
For non-investment company clients of Calamos, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with any written response to such written request or oral client request shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos

THE BANK OF NEW YORK MELLON CORPORATION
PROXY VOTING POLICY
(Revised: October 24, 2008)
1.	Scope of Policy - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation (“BNY Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of BNY Mellon (BNY Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2.	Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3.	Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4.	Limited Role of Shareholders - We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5.	Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6.	“Social” Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7.	Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

8.	Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9.	Securities Lending - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10.	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11.	Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

Payden & Rygel
I.G. – Proxy Voting Policy
Background
     Payden & Rygel has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.
Policy
At a minimum, the Adviser’s Proxy Voting Policy:
•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.
Procedures
•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.
Compliance Review
Prior to August 31 of each year, the CCO will:
•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

18

Payden & Rygel
I.G. – Proxy Voting Policy
Exhibit 1
“Payden & Rygel Proxy Voting Policy”
Background
     To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.
     To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.
     Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.
     We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.
General Proxy Voting Policies Followed by Payden & Rygel

[1]	The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

19

     Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:
•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors.

•	Vote for management endorsed director candidates, absent any special circumstances.
     With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.
     With one exception noted below, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, or if circumstances exist which suggest that it may be appropriate to vote against a general proxy voting policy, the Proxy Voting Committee shall determine the manner of voting the proxy in question. However, many countries have “proxy blocking” regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Payden & Rygel reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.
Conflicts of Interest
     From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client.

20

Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management. However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.
     To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:
1.	If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy. This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

2.	However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

21

PROXY VOTING POLICY AND PROCEDURES
Set forth below are the policies and procedures of Shenkman Capital with respect to proxy voting. This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.
I. POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Shenkman Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.
II. PROXY VOTING PROCEDURES
(a)	Shenkman Capital will instruct each custodian for a discretionary client account to deliver to Shenkman Capital all proxy solicitation materials received with respect to the account. Shenkman Capital will review the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all proxy solicitation materials concerning such securities. Shenkman Capital will vote all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager will make all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. Shenkman Capital will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

(b)	All proxies received by Shenkman Capital will be sent to the Portfolio Administration Department for processing as follows:
(1)	maintain a record of each proxy received;

(2)	determine which accounts managed by Shenkman Capital hold the security to which the proxy relates;

(3)	forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which Shenkman Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place;

(4)	absent material conflicts (see Section IV), a Portfolio Manager will determine how Shenkman Capital should vote the proxy. The Portfolio Manager will send its decision on how Shenkman Capital will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returning it to issuer and/or the custodian in a timely and appropriate manner.

Shenkman Capital’s General Counsel shall monitor the firm’s processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that Shenkman Capital responds to them in a timely manner.
III. VOTING GUIDELINES
Shenkman Capital will review all proxy solicitation materials it receives concerning securities held in a discretionary client account. Shenkman Capital will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Shenkman Capital considers it appropriate and when it is reasonably available.
In the absence of specific voting guidelines from the client, Shenkman Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Shenkman Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.
Generally, Shenkman Capital will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:
(a)	the proposal has a positive economic effect on shareholder value;

(b)	the proposal poses no threat to existing rights of shareholders;

(c)	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(d)	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.
Generally, Shenkman Capital will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:
(a)	the proposal has an adverse economic effect on shareholder value;

(b)	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(c)	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(d)	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

5

(e)	the proposal is a shareholder initiative that Shenkman Capital believes wastes time and resources of the company or reflects the grievance of one individual.
Shenkman Capital will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when Shenkman Capital believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.
IV. CONFLICTS OF INTEREST
Due to the size and nature of Shenkman Capital’s operations and its limited affiliations in the securities industry, Shenkman Capital does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. Shenkman Capital recognizes, however, that such conflicts may arise from time to time, such as, for example, when Shenkman Capital or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or reappointment as a director of a company. If a material conflict of interest arises, Shenkman Capital will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Under no circumstances will Shenkman Capital place its own interests ahead of the interests of its discretionary client accounts in voting proxies.
If Shenkman Capital determines that the proxy voting policies do not adequately address a material conflict or interest related to a proxy, Shenkman Capital will provide the affected client with copies of all proxy solicitation materials received by Shenkman Capital with respect to that proxy, notify that client of the actual or potential conflict of interest, and of Shenkman Capital’s intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to Shenkman Capital’s intended response. If the client consents to Shenkman Capital’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, Shenkman Capital will vote the proxy as described in the notice. If the client objects to Shenkman Capital’s intended response, Shenkman Capital will vote the proxy as directed by the client.
V. DISCLOSURE
(a)	Shenkman Capital will disclose in its Form ADV, Part II that clients may contact Shenkman Capital (via e-mail or telephone) in order to obtain information on how Shenkman Capital voted such client’s proxies, and to request a copy of this statement. If a client requests this information, Shenkman Capital will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how Shenkman Capital voted the client’s proxy.

(b)	A concise summary of this statement will be included in Shenkman Capital’s Form ADV, Part II, and will be updated whenever these policies and procedures are updated. Shenkman Capital will arrange for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part II.
VI. RECORDKEEPING
Shenkman Capital will maintain files relating to its proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Shenkman Capital. Records of the following will be included in the files:

6

(a)	copies of these proxy voting policies and procedures, and any amendments thereto;

(b)	a copy of each proxy statement that it receives; provided, however, that Shenkman Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(c)	a record of each vote that Shenkman Capital casts;

(d)	a copy of any document Shenkman Capital created that was material to making a decision how to vote proxies, or that memorializes that decision; a copy of each written client request for information on how Shenkman Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Shenkman Capital voted its proxies.

PART C
OTHER INFORMATION

Item 23.	Exhibits
(b)	Exhibits

(a)
Agreement and Declaration of Trust of The Vantagepoint Funds (the “Registrant” or the “Trust”) incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(a)(1)	Amendment No. 1 to the Agreement and Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(a)(2)	Amendment No. 2 to the Agreement and Declaration of Trust, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(b)	By-Laws of Registrant incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1, filed on December 22, 1998.

(b)(1)	Amended By-Laws of Registrant are, incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(c)	Not applicable.

(d)(1)	Master Investment Advisory Agreement between Registrant and Vantagepoint Investment Advisors, LLC (“VIA”) incorporated herein by reference to of Pre-Effective Amendment No. 3, filed on April 26, 1999.

(d)(2)
Second Master Investment Advisory Agreement between VIA and the Registrant on behalf of the Milestone Funds, is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(3)	Amendment to Master Investment Advisory Agreement dated July 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(4)	Fee Waiver Agreement re: Milestone Funds is incorporated herein by reference to Post Effective Amendment No. 24 filed on April 29, 2008

(d)(5)	Subadvisory Agreement – Capital Guardian Trust Company re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(6)	Amendment No. 2 to Subadvisory Agreement – Capital Guardian Trust Company re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

Item 23.	Exhibits
(d)(7)	Subadvisory Agreement – Capital Guardian Trust Company dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(8)	Subadvisory Agreement – Fidelity Management Trust Company re: Growth Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(9)	Amendment No. 2 to Subadvisory Agreement – Fidelity Management Trust Company re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(10)	Subadvisory Agreement -Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(11)	Amendment No. 2 to Subadvisory Agreement – Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(12)	Amendment No. 3 to Subadvisory Agreement —Tukman Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(13)	Subadvisory Agreement – Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(14)	Amendment No. 2 to Subadvisory Agreement – Brown Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(15)	Subadvisory Agreement – Capital Guardian Trust Company re: Growth & Income Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(16)	Amendment No. 2 to Subadvisory Agreement – Capital Guardian Trust Company re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(17)	Subadvisory Agreement – Capital Guardian Trust Company re: Growth & Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(18)	Subadvisory Agreement – Barrow, Hanley, Mewhinney & Strauss, Inc. re: Equity Income Fund incorporated herein by reference Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(19)
Amendment No. 2 to Subadvisory Agreement – Barrow, Hanley, Mewhinney & Strauss, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(20)
Subadvisory Agreement – Barrow, Hanley, Mewhinney &Strauss, Inc. re: Equity Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(21)	Subadvisory Agreement – T. Rowe Price Associates re: the Equity Income Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

Item 23.	Exhibits
(d)(22)	Amendment No. 2 to Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(23)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Equity Income Fund dated 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(24)	Subadvisory Agreement – Mellon Capital Management re: the Asset Allocation Fund incorporated herein by reference to Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(25)
Amendment No. 2 to Subadvisory Agreement – Mellon Capital Management Corporation re: the Asset Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(26)
Amendment No. 3 to the Subadvisory Agreements – Mellon Capital Management relating to Core Bond Index Fund, US Government Securities Fund and Overseas Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 28, 2007.

(d)(27)	Subadvisory Agreement -Payden & Rygel re: Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(28)	Amendment No. 2 to Subadvisory Agreement – Payden & Rygel re: Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(29)	Subadvisory Agreement – Payden & Rygel re: Short-Term Bond Fund –dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(30)	Subadvisory Agreement – Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(d)(31)
Amendment No. 2 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: the Equity Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(32)	Amendment to Subadvisory Agreement – Southeastern Asset Management, Inc. dated December 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(33)	Subadvisory Agreement – Peregrine Capital Management, Inc. re: Growth Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(34)	Amendment to Subadvisory Agreement – Peregrine Capital Management, Inc. re: the Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(35)	Subadvisory Agreement – Southeastern Asset Management, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(36)
Amendment No. 2 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

Item 23.	Exhibits
(d)(37)	Amendment to Subadvisory Agreement – Southeastern Asset Management, Inc. dated February 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 18 filed on April 26, 2006.

(d)(38)	Subadvisory Agreement – Wellington Management Company, LLP Re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(39)
Amendment to Subadvisory Agreement – Wellington Management Company, LLP re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(40)	Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(41)
Amendment No. 2 to Subadvisory Agreement – Artisan Partners Limited Partnership re: International Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(42)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No.9 filed on April 30, 2003.

(d)(43)
Amendment to the Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(44)
Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Aggressive Opportunities Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(45)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No.10 filed on March 2, 2004

(d)(46)
Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(47)
Subadvisory Agreement – Mellon Capital Management Corporation. re: Broad Market Index Fund is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 9 filed on March 2, 2004

(d)(48)
Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(49)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Overseas Equity Index is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(50)
Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Overseas Equity Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

Item 23.	Exhibits
(d)(51)	Subadvisory Agreement – Mellon Capital Management Corporation. re: Core Bond Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(52)
Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(53)	Subadvisory Agreement – Mellon Capital Management Corporation re: S&P 500 Index Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(54)	Amendment to the Subadvisory Agreement – Mellon Capital Management re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(55)	Subadvisory Agreement – Mellon Capital Management Corporation re: US Government Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 9 filed on March 2, 2004.

(d)(56)
Amendment to the Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(57)	Subadvisory Agreement – STW Fixed Income Management Ltd. re: the Short-Term Bond Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(58)	Subadvisory Agreement – Wellington Management Company, LLP re: Growth & Income Fund incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 4, filed on April 28, 2000.

(d)(59)
Amendment No. 2 to the Subadvisory Agreement – Wellington Management Company, LLP re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(60)
Subadvisory Agreement – Wellington Management Company, LLP re: Growth & Income Fund dated February 9, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(61)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(62)
Amendment No. 2 to the Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(d)(63)	Subadvisory Agreement – T. Rowe Price Associates, Inc. re: Growth & Income Fund dated February 28, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(64)	Form of Amendment to Subadvisory Agreements is incorporated herein by reference to Post-Effective Amendment No. 9 filed on April 30, 2003.

(d)(65)	Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

Item 23.	Exhibits
(d)(66)	Subadvisory Agreement – Goldman Sachs Asset Management L.P. re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(67)	Subadvisory Agreement – Westfield Capital Management, LLC re: Growth Fund dated May 23, 2005 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(68)	Subadvisory Agreement – Walter Scott & Partners, Limited re: International Fund dated January 3, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(69)
Revised Subadvisory Agreement –Walter Scott & Partners, Limited re: International Fund dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on February 28, 2007.

(d)(70)	Subadvisory Agreement – GlobeFlex Capital, L.P. re: International Fund dated January 3, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(71)
Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 25, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(72)	Subadvisory Agreement – TimesSquare Capital Management, LLC dated January 25, 2006 is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(73)	Amendment to Subadvisory Agreement –Peregrine Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(d)(74)	Subadvisory Agreement – Fischer Francis Trees & Watts, Inc. re: Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(d)(75)
Subadvisory Agreement – Pacific Investment Management Company, LLC re: Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(d)(76)	Subadvisory Agreement – Wellington Management Company, LLP re: Discovery Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(77)	Subadvisory Agreement – Payden & Rygel re: Discovery Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(78)	Subadvisory Agreement – Goldman Sachs Asset Management, L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(79)	Subadvisory Agreement – Systematic Financial Management L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(80)	Subadvisory Agreement – WEDGE Capital Management L.L.P. re: Select Value Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

Item 23.	Exhibits
(d)(81)	Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(82)	Subadvisory Agreement – Mellon Capital Management Corporation re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(83)	Subadvisory Agreement – Drake Capital Management, LLC re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(84)	Subadvisory Agreement – Analytic Investors, Inc. re: Diversified Assets Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(85)
Subadvisory Agreement – BlackRock Financial Management, Inc. re: the Inflation Protected Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(d)(86)	Fee Waiver Agreement Payden & Rygel re: Diversified Assets Fund is incorporated by reference to Post-Effective Amendment No.24 filed on April 29, 2008.

(d)(87)	Subadvisory Agreement – Westfield Capital Management Company L.P. re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(88)	Subadvisory Agreement – D.G. Capital Management Trust re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(89)	Subadvisory Agreement – Columbus Circle Investors re: Growth Fund is is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(90)	Subadvisory Agreement – Artisan Partners Limited Partnership re: Select Value is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(91)	Subadvisory Agreement – Fiduciary Management, Inc. re: Growth & Income Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(92)	Amendment No. 1 to Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund dated April 3, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(93)
Amendment to Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(94)
Amendment to Subadvisory Agreement – Legg Mason Capital Management, Inc. re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(95)	Amendment to Subadvisory Agreement – Legg Mason Capital Management re: Growth Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(96)
Amendment to Subadvisory Agreement – Mellon Capital Management Corporation re: Diversified Assets Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

Item 23.	Exhibits
(d)(97)
Amendment to Subadvisory Agreement – Mellon Capital Management Corporation re: S&P 500 Stock Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(98)
Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Asset Allocation Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(99)
Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Broad Market Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(100)
Amendment No. 4 to Subadvisory Agreement – Mellon Capital Management Corporation re: Core Bond Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(101)
Amendment No. 3 to Subadvisory Agreement – Mellon Capital Management Corporation re: Mid/Small Company Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(102)
Amendment No. 4 to Subadvisory Agreement – Mellon Capital Management Corporation re: Overseas Equity Index Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(103)
Amendment No. 4 to Subadvisory Agreement – Southeastern Asset Management, Inc. re: Equity Income Fund dated January 19, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(104)
Amendment to Subadvisory Agreement – TimeSquare Capital Management, LLC re: Aggressive Opportunities Fund dated January 9, 2009 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(105)	Amendment No. 4 to Subadvisory Agreement – Tukman Grossman Capital Management, Inc.re: Growth Fund is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(d)(106)	Amended & Restated Master Investment Advisory Agreement dated December 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(107)	Amendment to Second Master Investment Advisory Agreement dated December 29, 2005 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(108)	Amendment to Second Investment Advisory Agreement dated October 26, 2007 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(d)(109)	Amendment to Subadvisory Agreement with STW Fixed Income Management Ltd is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

Item 23.	Exhibits
(d)(110)	Amendment to Second Investment Advisory Agreement dated January ___, 2010 to be filed in a later filing.

(d)(111)	Fee Waiver Agreement re: Milestone 2045 Fund dated January ___, 2010 to be filed in a later filing.

(d)(112)	Amendment No. 2 to Subadvisory Agreement — Payden & Rygel re: Diversified Assets Fund dated September 28, 2009 is filed herewith.

(d)(113)	Subadvisory Agreement — Mondrian Investment Partners Limited re: International Fund dated October 12, 2009 is filed herewith.

(d)(114)	Subadvisory Agreement — Calamos Advisors LLC re: Diversified Assets Fund dated January ___, 2010 to be filed in a later filing.

(d)(115)	Subadvisory Agreement — Shenkman Capital Management, Inc. re: Diversified Assets Fund dated January ___, 2010 to be filed in a later filing.

(e)	Distribution Agreement between the Registrant and ICMA-RC Services LLC incorporated herein by reference to Pre-Effective Amendment No. 3, filed on April 26, 1999.

(e)(1)	Amendment to Distribution Agreement dated August 29, 2002 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(f)	Not applicable.

(g)(1)	Custody Agreement between Registrant and Investors Bank & Trust is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(g)(2)	Amendment to Custody Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.

(g)(3)	Domestic Custody Agreement between The Vantagepoint Funds and JP Morgan Chase Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(4)	Global Custody Rider to Domestic Custody Agreement between The Vantagepoint Fuds and JP Morgan Chase Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(5)	Amendment to Domestic Custody Agreement and Global Custody Rider dated September 12, 2008 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(g)(6)	Amendment to Domestic Custody Agreement and Global Custody Rider dated September 28, 2009 is filed herewith.

(h)(1)	Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(h)(2)	Amendment to the Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 14 filed on February 22, 2005.

(h)(3)	Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No.6 filed on April 25, 2001.

(h)(4)	Amendment to the Sub-Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 29, 2005.

(h)(5)	Sub-Transfer Agent Service Agreement dated May 5, 2008 is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

Item 23.	Exhibits
(h)(6)	Transfer Agency Agreement Amendment dated August 29, 2002 is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(i)	Not applicable

(j)	Not applicable

(k)	Not applicable.

(l)	Purchase Agreement incorporated herein by reference to Pre-Effective Amendment No. 3, filed on April 26, 1999.

(m)	Not applicable.

(n)	Not applicable.

(o)(1)	Rule 18f-3 Plan amended August 30, 2004, incorporated by reference to Post-Effective Amendment No.12 filed September 23, 2004.

(p)(1)
The Vantagepoint Funds’ Policy on Personal Investment Activity and Prevention of the Misuse of Inside Information amended on June 27, 2008, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(p)(2)	Code of Ethics for Brown Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(3)	Code of Ethics for Payden & Rygel Investment Counsel is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(4)	Code of Ethics for Tukman Capital Management, Inc. is incorporated herein by reference to Post-Effective No. 16 filed on April 29, 2005.

(p)(5)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, Inc is incorporated herein by reference to Post-Effective No.16 filed on April 29, 2005.

(p)(6)	Code of Ethics for Capital Guardian Trust Company is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(7)	Code of Ethics for Fidelity Management Trust Company is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(8)	Code of Ethics for Mellon Capital Management Corporation is incorporated herein by reference to Post-Effective No. 14 filed on February 22, 2005.

(p)(9)	Code of Ethics for T. Rowe Price Associates, Inc. is incorporated herein by reference to Post-Effective Amendment No.24 filed on April 29, 2008.

(p)(10)	Code of Ethics for Wellington Management Company, LLP is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(11)	Code of Ethics for Southeastern Asset Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(12)	Code of Ethics for Peregrine Capital Management Corporation is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(13)	Code of Ethics for Artisan Partners Limited Partnership, is incorporated herein by reference to Post-Effective Amendment No. 26 filed on June 10, 2009.

(p)(14)	Code of Ethics for STW Fixed Income Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

Item 23.	Exhibits
(p)(15)	Code of Ethics of GlobeFlex Capital, L.P. is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(16)	Code of Ethics of Legg Mason Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(17)	Code of Ethics for Goldman Sachs Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(18)	Code of Ethics for Walter Scott & Partners Limited is incorporated herein by reference to Post-Effective Amendment No. 17 filed on April 26, 2006.

(p)(19)	Code of Ethics for Westfield Capital Management Company, LLC is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(20)	Code of Ethics and Appendix thereto for Pacific Investment Management Company, LLC is incorporated herein by reference to Post-Effective Amendment No. 18 filed on February 28, 2007.

(p)(21)	Code of Ethics for Fisher Francis Trees & Watts, Inc. is incorporated herein by reference to Post-Effective Amendment No. 18 filed on February 28, 2007

(p)(22)	Code of Ethics for TimesSquare Capital Management is incorporated herein by reference to Post-Effective Amendment No. 19 filed on April 26, 2007.

(p)(23)	Code of Ethics for Analytic Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(24)	Code Ethics for Systematic Financial Management L.P. is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(25)	Code of Ethics of Drake Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(26)	Code of Ethics of WEDGE Capital Management L.L.P is incorporated herein by reference to Post-Effective Amendment No. 24 filed on April 29, 2008.

(p)(27)	Code of Ethics of BlackRock Financial Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 22 filed on October 25, 2007.

(p)(28)	Code of Ethics of DG Capital Management Trust is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(29)	Code of Ethics of Columbus Circle Investors is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(30)	Code of Ethics of Fiduciary Management, Inc. is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(31)	Code of Ethics of Westfield Capital Management Company is incorporated by reference to Post-Effective Amendment No. 25 filed on April 28, 2009.

(p)(32)	Code of Ethics of Calamos Advisors LLC is filed herewith.

(p)(33)	Code of Ethics of Shenkman Capital Management, Inc. is filed herewith.

(p)(34)	Code of Ethics of Mondrian Investment Partners Limited is filed herewith.

Item 24. Persons Controlled By or Under Common Control With Registrant
          Not applicable.
Item 25. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser
VIA, the investment adviser for the Funds, is wholly owned by the ICMA Retirement Corporation, which is itself a registered investment adviser. The ICMA Retirement Corporation also provides plan administration services to public sector Section 401 qualified retirement plans and public sector Section 457 deferred compensation plans.
Item 27. Principal Underwriter
ICMA-RC Services LLC (“RC Services”) serves as distributor and principal underwriter. RC Services does not serve as distributor to any other investment company.

Names and Principal	Positions and Offices	Positions and Offices
Business Address	with Underwriter	with Fund
Joan McCallen	President	President
Elizabeth Glista	Treasurer & Chief Financial Officer	Treasurer & Chief Financial Officer
Angela Montez	Assistant Secretary	Secretary
Kathryn B. McGrath	Secretary	Assistant Secretary
Item 28. Location of Accounts and Records
The books, accounts and other documentation required by Section 31(a) of the Investment Company Act of 1940 and the Rules under that Section will be maintained in the physical possession of Registrant, the Registrant’s investment adviser, VIA, and the Registrant’s transfer agent, VTA, which has a place of business at 777 North Capital Street, NE, Ste. 600, Washington, DC 20002, and the Registrant’s custodian, J.P. Morgan Chase Bank, N.A., which has a place of business at 3 Metro Tech Center, Brooklyn, New York 11245

Item 29. Management Services
Reference is made to the discussion in this Statement of Additional Information regarding the ICMA Retirement Corporation, Vantagepoint Investment Advisers, LLC, ICMA-RC Services, LLC, and Vantagepoint Transfer Agents, LCC, under the heading “Investment Advisory and Other Services.”
Item 30. Undertakings
     None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, has duly caused this Post-Effective Amendment No. 27 to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, the District of Columbia on the 22nd day of October, 2009.

THE VANTAGEPOINT FUNDS
/s/ Joan McCallen
Joan McCallen, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been duly signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ Joan McCallen	President	October 22, 2009
Joan McCallen

/s/ Elizabeth S. Glista	Treasurer and Chief	October 22, 2009
Elizabeth S. Glista	Financial Officer

*	Director	October 22, 2009
N. Anthony Calhoun

*	Director	October 22, 2009
Donna Gilding

*	Director	October 22, 2009
Arthur Lynch

*	Director	October 22, 2009
Timothy M. O’Brien

*	Director	October 22, 2009
Robert J. O’Neill, Jr.

*	Director	October 22, 2009
Robin L. Wiessmann

*	Director	October 22, 2009
Robert A. Rudell

* By	/s/ Angela C. Montez Angela C. Montez Attorney-in-Fact

EXHIBIT INDEX
FILE NO. 333-60789

Exhibit #	Exhibit
(d)(112)	Amendment No. 2 to Subadvisory Agreement – Payden & Rygel re: Diversified Assets Fund dated September 28, 2009

(d)(113)	Subadvisory Agreement – Mondrian Investment Partners Limited re: International Fund dated October 12, 2009

(g)(6)	Amendment to Domestic Custody Agreement and Global Custody Rider dated September 28, 2009

(p)(32)	Code of Ethics of Calamos Advisors LLC

(p)(33)	Code of Ethics of Shenkman Capital Management, Inc.

(p)(34)	Code of Ethics of Mondrian Investment Partners Limited